Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

WOODBRIDGE GROUP OF COMPANIES,	Case No. 17-12560 (KJC)
LLC, et al.,[1]
(Jointly Administered)
Debtors.
Re: Docket Nos. 2397 and 2398, 2721, 2901

FINDINGS OF FACT, CONCLUSIONS OF LAW, AND ORDER CONFIRMING THE

FIRST AMENDED JOINT CHAPTER 11 PLAN OF LIQUIDATION OF WOODBRIDGE

GROUP OF COMPANIES, LLC AND ITS AFFILIATED DEBTORS

Upon consideration of the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors [Docket No. 2397] (annexed hereto as Exhibit A, and including all exhibits thereto, and as amended, supplemented, or modified from time to time pursuant to the terms thereof, the “Plan”2) proposed by Woodbridge Group of Companies, LLC and its affiliated debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned jointly administered chapter 11 cases (the “Cases”); and the Debtors having filed the Disclosure Statement for the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors [Docket No. 2398] (the “Disclosure Statement”); and this Bankruptcy Court having approved the Disclosure Statement as containing adequate information by order dated August 22, 2018 [Docket No. 2396] (the “Disclosure Statement Order”); and the Debtors having filed the Plan Supplement on September 24, 2018 [Docket No. 2657]; and upon the affidavits of service and publication filed reflecting compliance with the notice and solicitation requirements of the Disclosure Statement Order [Docket Nos. 2553, 2575, 2651, 2669, 2671, 2689, 2718 & 2740] (the “Notice Affidavits”); and upon the Notice of (I) Approval of Disclosure Statement, (II) Establishment of Voting Record Date, (III) Hearing on Confirmation of Plan and Procedures and Deadline for Objecting to Confirmation of Plan, and (IV) Procedures and Deadline for Voting on Plan [Docket No. 2399] (the “Confirmation Hearing Notice”); and upon the Declaration of Emily Young of Epiq Certifying the Methodology for the Tabulation of Votes on and Results of Voting With Respect to the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors [Docket No. 2836], filed with the Bankruptcy Court on October 19, 2018 (the “Voting Certification”); and upon the Declaration of Bradley D. Sharp in Support of Confirmation of the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors [Docket No. 2829], the Declaration of Frederick Chin in Support of Confirmation of the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors [Docket No. 2832], and the Declaration of Soneet R. Kapila [Docket No. 2834] each filed with the Bankruptcy Court on October 19, 2018 (together, the “Confirmation Declarations”); and upon the Debtors’ Memorandum of Law (I) in Support of Confirmation of the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors; and (II) in Response to Filed Confirmation Objections [Docket No. 2828], filed with the Bankruptcy Court on October 19, 2018 (the “Confirmation Memorandum”); and upon the Debtors’ Motion for Approval of Certain Compromises and Settlements, Partial Substantive Consolidation, and Related Relief with Respect to the Plan [Docket No. 2721], filed with the Bankruptcy Court on October 3, 2018 (the “Plan Settlements Motion”); and any objections to the Plan having been resolved or overruled by the Bankruptcy Court pursuant to this Confirmation Order; and a hearing having been held on October 24, 2018 (the “Confirmation Hearing”); and upon the evidence adduced and proffered and the arguments of counsel made at the Confirmation Hearing; and the Bankruptcy Court having reviewed all documents in connection with Confirmation and having heard all parties desiring to be heard; and upon the complete record of these Cases; and after due deliberation and consideration of all of the foregoing; and sufficient cause appearing therefor; and for the reasons set forth in the accompanying Opinion on Confirmation, the Bankruptcy Court hereby makes the following:

[1]	The last four digits of Woodbridge Group of Companies, LLC’s federal tax identification number are 3603. The mailing address for Woodbridge Group of Companies, LLC is 14140 Ventura Boulevard #302, Sherman Oaks, California 91423. Due to the large number of debtors in these cases, a complete list of the Debtors, the last four digits of their federal tax identification numbers, and their addresses is attached to the Plan as Exhibit 1.

[2]	Capitalized terms used but not otherwise defined in this Confirmation Order have the meanings ascribed to those Defined Terms in the Plan. Any term used in this Confirmation Order that is not defined in the Plan or in this Confirmation Order, but that is defined in title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), or the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable. The rules of interpretation and construction set forth in Article I of the Plan shall apply to this Confirmation Order. Among other things, those rules of interpretation and construction provide that the word “including” shall be deemed to mean “including, without limitation,”.

FINDINGS OF FACT AND CONCLUSIONS OF LAW:

A.           Findings of Fact and Conclusions of Law. The findings and conclusions set forth herein, together with the findings of fact and conclusions of law set forth in the record of the Confirmation Hearing and the Opinion on Confirmation,3 constitute this Bankruptcy Court’s findings of fact and conclusions of law pursuant to Federal Rule of Civil Procedure 52, made applicable to these proceedings pursuant to Bankruptcy Rules 7052 and 9014. To the extent that any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent that any of the following conclusions of law constitute findings of fact, they are adopted as such.

B.            Jurisdiction and Venue. The Bankruptcy Court has jurisdiction over the Debtors’ Cases pursuant to 28 U.S.C. §§ 157(a) and 1334. Venue of these proceedings and the Cases is proper in this district and in this Bankruptcy Court pursuant to 28 U.S.C. §§ 1408 and 1409. Confirmation of the Plan, approval of the compromises and settlements incorporated into the Plan, and authorization of the acts necessary or appropriate to implement the Plan are each core bankruptcy proceedings pursuant to 28 U.S.C. § 157(b)(2). The Bankruptcy Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed, and the Bankruptcy Court has the constitutional power and authority to enter a final order with respect thereto.

[3]	The findings of fact and conclusions of law set forth herein and announced on the record during the Confirmation Hearing shall be construed in a manner consistent with each other so as to effect the purpose of each; provided, however, that if there is any direct conflict that cannot be reconciled, then, solely to the extent of such conflict, any findings of fact or conclusions of law announced on the record at the Confirmation Hearing or in the Opinion on Confirmation shall govern and shall control and take precedence over the provisions of this Confirmation Order.
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C.            Chapter 11 Petitions. On December 4, 2017, 279 of the Debtors commenced voluntary cases under chapter 11 of the Bankruptcy Code, and on February 9, 2018, March 9, 2018, March 23, 2018, and March 27, 2018, additional affiliated Debtors (27 in total) commenced voluntary cases under chapter 11 of the Bankruptcy Code. The Debtors are proper debtors under Bankruptcy Code section 109 and are proper proponents of the Plan under Bankruptcy Code section 1121(a). The Debtors continue to operate their business and manage their property as debtors in possession pursuant to Bankruptcy Code sections 1107(a) and 1108. No trustee or examiner has been appointed in these Cases.

D.            Judicial Notice. The Bankruptcy Court takes judicial notice of the docket in these Cases maintained by the clerk of the Bankruptcy Court or its duly appointed agent, including all pleadings, notices, and other documents filed, all orders entered, and all evidence and arguments made, proffered, submitted, or adduced at the hearings held before the Bankruptcy Court during these Cases, including the hearing to consider the adequacy of the Disclosure Statement and the Confirmation Hearing.

E.           Plan Supplement. The Plan Supplement complies with the terms of the Plan, and the filing and notice of the Plan Supplement was appropriate and complied with the requirements of the Disclosure Statement Order, the Bankruptcy Code, and the Bankruptcy Rules, and no other or further notice is or shall be required. The Debtors are authorized to modify the Plan Supplement documents following entry of this Confirmation Order in a manner consistent with the Plan, this Confirmation Order, or applicable law.

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F.             Notice of Transmittal, Mailing, and Publication of Materials. As is evidenced by the Voting Certification and the Notice Affidavits, the transmittal and service of the Plan, the Disclosure Statement, Ballots, Confirmation Hearing Notice, and Notice of Non-Voting Status (as defined in the Disclosure Statement Order) were adequate and sufficient under the circumstances, and all parties required to be given notice of the Confirmation Hearing (including the deadline for filing and serving objections to Confirmation of the Plan) were given due, proper, timely, and adequate notice in accordance with the Disclosure Statement Order and in compliance with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and applicable nonbankruptcy law, and such parties each had an opportunity to appear and be heard with respect thereto. No other or further notice is required. The publication of the Confirmation Hearing Notice as set forth in the Notice Affidavits complied with the Disclosure Statement Order.

G.           Voting. The procedures by which the Ballots for acceptance or rejection of the Plan and for making related elections were distributed and tabulated were fair, properly conducted, and complied with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, applicable nonbankruptcy law, the Plan, and the Disclosure Statement Order.

H.           Bankruptcy Rule 3016. In accordance with Bankruptcy Rule 3016(a), the Plan is dated and identifies the Debtors as the plan proponents. The filing of the Disclosure Statement with the clerk of the Bankruptcy Court satisfied Bankruptcy Rule 3016(b). The Plan and Disclosure Statement describe in specific and conspicuous language all acts and actions to be enjoined and identify the Persons that would be subject to injunctions. Bankruptcy Rule 3016(c) is therefore satisfied.

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I.            Plan Compliance with the Bankruptcy Code (11 U.S.C. § 1129(a)(1)). As set forth below, the Plan complies with all of the applicable provisions of the Bankruptcy Code, thereby satisfying Bankruptcy Code section 1129(a)(1).

J.             Proper Classification (11 U.S.C. §§ 1122, 1123(a)(1)). The classification of Claims and Equity Interests under the Plan is proper under the Bankruptcy Code. In addition to Administrative Claims, Professional Fee Claims, Priority Tax Claims, and DIP Claims, which need not be classified, the Plan designates eight (8) different Classes of Claims and Equity Interests. The Claims or Equity Interests placed in each Class are substantially similar to other Claims or Equity Interests, as the case may be, in each such Class. Valid business, factual, and legal reasons exist for separately classifying the various Classes of Claims and Equity Interests created under the Plan, and such Classes do not unfairly discriminate between Holders of Claims and Equity Interests. Thus, the Plan satisfies Bankruptcy Code sections 1122 and 1123(a)(1).

K.           Specification of Unimpaired Classes (11 U.S.C. § 1123(a)(2)). Article III of the Plan specifies that Class 1 (Other Secured Claims) and Class 2 (Priority Claims) are Unimpaired under the Plan. Thus, the requirement of Bankruptcy Code section 1123(a) (2) is satisfied.

L.           Specification of Treatment of Impaired Classes (11 U.S.C. § 1123(a)(3)). Article III of the Plan designates Class 3 (Standard Note Claims), Class 4 (General Unsecured Claims), Class 5 (Unit Claims), Class 6 (Non-Debtor Loan Note Claims), Class 7 (Subordinated Claims), and Class 8 (Equity Interests) as Impaired and specifies the treatment of Claims and Equity Interests in such Classes. Thus, the requirement of Bankruptcy Code section 1123(a)(3) is satisfied.

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M.          No Discrimination (11 U.S.C. § 1123(a)(4)). The Plan provides for the same treatment for each Claim or Equity Interest in each respective Class unless the Holder of a particular Claim or Equity Interest has agreed to a less favorable treatment of such Claim or Equity Interest. Thus, the requirement of Bankruptcy Code section 1123(a)(4) is satisfied.

N.           Implementation of the Plan (11 U.S.C. § 1123(a)(5)). The Plan and the additional documents included in the Plan Supplement provide adequate and proper means for the Plan’s implementation. Thus, the requirements of Bankruptcy Code section 1123(a) (5) are satisfied.

O.           Non-Voting Equity Securities (11 U.S.C. § 1123(a)(6)). The Plan does not provide for the issuance of any non-voting equity securities of any corporation, and each of the Debtors will eventually be dissolved under the Plan. Therefore, the requirement of Bankruptcy Code section 1123(a)(6) is satisfied.

P.           Selection of Officers and Directors (11 U.S.C. § 1123(a)(7)). Section 5.3 of the Plan provides for the creation of the Wind-Down Entity and for the appointment of the Wind-Down CEO and the Wind-Down Board to serve with respect to the Wind-Down Entity, including with the authority detailed in Section 5.3.4 of the Plan and in the Wind-Down Governance Agreement. The initial Wind-Down CEO was selected by consensus of the three Committees with his compensation terms disclosed in the Plan Supplement, and any successor Wind-Down CEO will be appointed pursuant to Section 5.3.7 of the Plan. Section 5.4 of the Plan provides for the creation of the Liquidation Trust and for the appointment of the Liquidation Trustee and the Liquidation Trust Supervisory Board to serve with respect to the Liquidation Trust, including with the authority detailed in Section 5.4.5 of the Plan and in the Liquidation Trust Agreement. The initial Liquidation Trustee was selected by consensus of the three Committees with his compensation terms set forth in Section 5.4.1(a) of the Plan, and any successor Liquidation Trustee will be appointed pursuant to the Liquidation Trust Agreement. All these selection, disclosure, and replacement mechanisms are consistent with the interests of the Creditors and Holders of Equity Interests and with public policy. Therefore, Bankruptcy Code section 1123(a)(7) is satisfied.

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Q.           Additional Plan Provisions (11 U.S.C. § 1123(b)). The Plan’s other provisions are appropriate, in the best interests of the Debtors and their Estates, and consistent with the applicable provisions of the Bankruptcy Code, Bankruptcy Rules, and Local Rules:

i.              Executory Contracts and Unexpired Leases (11 U.S.C. § 1123(b)(2)). The Debtors have exercised reasonable business judgment in determining to assume and assign or to reject, as the case may be, certain executory contracts and unexpired leases under the terms of the Plan and this Confirmation Order, and such assumptions and assignments, or such rejections, as applicable, are justified and appropriate in these Cases.

ii.            Compromises and Settlements Under and in Connection with the Plan (11 U.S.C. § 1123(b)(3) & (b)(6)). All of the settlements and compromises pursuant to and in connection with the Plan comply with the requirements of Bankruptcy Code section 1123(b) and Bankruptcy Rule 9019.4 In particular, the Bankruptcy Court finds that the Plan’s comprehensive compromises and settlements are (i) in the best interest of the Debtors, the Estates, and their respective property and stakeholders; and (ii) fair, equitable, and reasonable. Such findings support granting the Plan Settlements Motion.

iii.         Releases, Exculpations, and Injunctions (11 U.S.C. § 1123(b)). The releases, exculpations, and injunctions provided in the Plan are (i) within the jurisdiction and power of the Bankruptcy Court under 28 U.S.C. § 1334; (ii) integral elements of the transactions incorporated into the Plan and inextricably bound with the other provisions of the Plan; (iii) in exchange for good and valuable consideration provided by the Released Parties (including performance of the terms of the Plan), and a good-faith settlement and compromise of the released claims; (iv) in the best interests of the Debtors and the Estates; (v) fair, equitable, and reasonable; (vi) given and made after due notice and opportunity for hearing; (vii) a bar to any of the Releasing Parties asserting any released claim against any of the Released Parties; and (viii) otherwise consistent with sections 105, 524, 1123, 1129, 1141, and other applicable provisions of the Bankruptcy Code and other applicable law.

[4]	For the avoidance of doubt, all references to Bankruptcy Rule 9019 contained in the Plan or this Confirmation Order refer only to the settlements and compromises embodied in the Plan.
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R.            Debtors’ Compliance with the Bankruptcy Code (11 U.S.C. § 1129(a)(2)). Pursuant to Bankruptcy Code section 1129(a)(2), the Debtors have complied with the applicable provisions of the Bankruptcy Code, including Bankruptcy Code sections 1122, 1123, 1124, 1125, and 1126, the Bankruptcy Rides, the Local Rules, and the Disclosure Statement Order governing notice, disclosure, and solicitation in connection with the Plan, the Disclosure Statement, the Plan Supplement, and all other matters considered by the Bankruptcy Court in connection with the Cases.

S.            Plan Proposed in Good Faith and Not by Means Forbidden by Law (11 U.S.C. § 1129(a)(3)). The Debtors have proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying Bankruptcy Code section 1129(a)(3). In determining that the Plan has been proposed in good faith, the Bankruptcy Court has examined the totality of the circumstances surrounding the filing of the Cases, the Plan itself, and the process leading to its formulation. The Plan is the result of extensive, good faith, arms’ length negotiations among the Debtors and key stakeholders, including all three of the official Committees, and is supported by the Creditors and other parties in interest in the Cases. The Plan promotes the objectives and purposes of the Bankruptcy Code by orderly administering the property of the Debtors and the Estates, resolving myriad disputed intercompany and intercreditor Claims, Liens, and Causes of Action that otherwise could take years to resolve—which would delay and undoubtedly reduce the Distributions that ultimately would be available for all Creditors—and otherwise enabling equality of distribution and the speedy yet efficient disposition of assets.

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T.            Payments for Services or Costs and Expenses (11 U.S.C. § 1129(a)(4)). The procedures set forth in the Plan for the Bankruptcy Court’s approval of the fees, costs, and expenses to be paid in connection with the Cases, or in connection with the Plan and incident to the Cases, satisfy the objectives of, and are in compliance with, Bankruptcy Code section 1129(a)(4).

U.            Directors, Officers, and Insiders (11 U.S.C. § 1129(a)(5)). Section 5.2.1 of the Plan provides that, on the Effective Date, each of the Debtors’ existing directors, officers, and managers shall be terminated automatically. The initial Wind-Down CEO, Wind-Down Board, Liquidation Trustee, and Liquidation Trust Supervisory Board were selected by representatives of the key affected stakeholders, and their identities and compensation terms are set forth in the Plan or the Plan Supplement; the appointment to such offices of such individuals is consistent with the interests of the Debtors’ creditors and interest holders and with public policy. Thus, the Plan satisfies Bankruptcy Code section 1129(a)(5).

V.             No Rate Changes (11 U.S.C. § 1129(a)(6)). The Plan does not provide for any rate change that requires regulatory approval. Bankruptcy Code section 1129(a)(6) is thus not applicable.

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W.          Best Interests of Holders of Claims and Equity Interests (11 U.S.C. § 1129(a)(7)). The “best interests” test under Bankruptcy Code section 1129(a)(7) is satisfied as to all Impaired Classes under the Plan, as each Holder of a Claim or Equity Interest in such Impaired Classes either has voted to accept the Plan or will receive or retain property of a value, as of the Effective Date of the Plan, that is not less than the amount that such Holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code. More specifically, the liquidation analysis [Docket No. 2398, Exhibit B] filed by the Debtors, the Confirmation Declarations, and all other applicable evidence proffered or adduced at the Confirmation Hearing (i) are reasonable, persuasive, and credible; (ii) are based on reasonable and sound methodologies and assumptions; (iii) provide a reasonable estimate of the liquidation values of the Debtors upon hypothetical conversion to cases under chapter 7 of the Bankruptcy Code; and (iv) establish that each Holder of a Claim or Equity Interest in the Impaired Classes will receive or retain, on account of such Claim or Equity Interest, property under the Plan of a value, as of the Effective Date of the Plan, that is not less than the amount that such Holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code.

X.          Acceptance by Certain Classes (11 U.S.C. § 1129(a)(8)). The Holders of Claims in Class 1 and Class 2 are left Unimpaired under the Plan. The Holders of Claims in Class 3, Class 4, Class 5, and Class 6 have voted to accept the Plan in accordance with the Bankruptcy Code, thereby satisfying section 1129(a)(8) as to those Classes. However, Class 7 (Subordinated Claims) and Class 8 (Equity Interests) are deemed to have rejected the Plan pursuant to Bankruptcy Code section 1126(g). Accordingly, Bankruptcy Code section 1129(a)(8) has not been and cannot be satisfied as to those Classes. The Plan, however, is still confirmable because it satisfies the nonconsensual confirmation provisions of Bankruptcy Code section 1129(b), as set forth below.
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Y.            Treatment of Administrative, DIP, Priority, Priority Tax, and Professional Fee Claims (11 U.S.C. § 1129(a)(9)). The treatment of Adnnnistrative Claims, DIP Claims, Priority Claims, Priority Tax Claims, and Professional Fee Claims pursuant to Article III and Section 11.2 of the Plan satisfies the requirements of Bankruptcy Code section 1129(a)(9).

Z.             Acceptance by Impaired Class (11 U.S.C. § 1129(a)(10)). Class 3, Class 4, Class 5, and Class 6 are each an Impaired Class of Claims that voted to accept the Plan, determined without including any acceptance of the Plan by any Insider. Therefore, the requirement of Bankruptcy Code section 1129(a)(10) is satisfied.

AA.          Feasibility (11 U.S.C. § 1129(a)(11)). The evidence provided in support of Confirmation establishes that the assets to be vested in the Wind-Down Entity and the Liquidation Trust will be sufficient to enable the Wind-Down CEO and Liquidation Trustee to perform the duties and functions outlined under the Plan and to satisfy post-Effective-Date obligations. Furthermore, reasonable, persuasive, and credible evidence proffered or adduced at or prior to the Confirmation Hearing establishes that the Plan is feasible. Finally, given that the Plan provides for the eventual dissolution of each of the Debtors and contemplates the liquidation or other final administration of all the Debtors’ property, confirmation of the Plan is not likely to be followed by the need for further financial reorganization. Thus, Bankruptcy Code section 1129(a)(l 1) is satisfied.

BB.          Payment of Fees (11 U.S.C. § 1129(a)(12)). The Plan requires that all fees payable under 28 U.S.C. § 1930 have been paid or will be paid pursuant to Section 11.3 of the Plan, thus satisfying the requirement of Bankruptcy Code section 1129(a)(12).
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CC.        Miscellaneous Provisions (11 U.S.C. §§ 1129(a)(13)-(l6)). Bankruptcy Code sections 1129(a)(13)-(16) are inapplicable as the Debtors (i) do not provide “retiree benefits” as defined in Bankruptcy Code section 1114 (§ 1129(a)(13)), (ii) have no domestic support obligations (§ 1129(a)(I4)), (iii) are not individuals (§ 1129(a)(15)), and (iv) are not nonprofit corporations (§ 1129(a)(16)).

DD.        No Unfair Discrimination; Fair and Equitable Treatment (11 U.S.C. § 1129(b)). The classification and treatment of Claims and Equity Interests in Classes 7 and 8, which are deemed to have rejected the Plan, is proper pursuant to Bankruptcy Code section 1122, does not discriminate unfairly, and is fair and equitable pursuant to Bankruptcy Code section 1129(b)(1). There is no Class of Claims or Equity Interests junior to the Holders of Claims or Equity Interests in Class 7 or Class 8 that will receive or retain property under the Plan on account of their Claims or Equity Interests. Accordingly, the Plan does not violate the absolute priority rule, does not discriminate unfairly, and is fair and equitable with respect to each Class that is deemed to have rejected the Plan. Thus, the Plan satisfies the requirements of Bankruptcy Code section 1129(b) with respect to Class 7 and Class 8.

EE.         Only One Plan (11 U.S.C. § 1129(c)). The Plan is the only chapter 11 plan currently proposed in the Cases, and the requirements of Bankruptcy Code section 1129(e) are therefore satisfied.

FF.          Principal Purpose (11 U.S.C. § 1129(d)). The principal purpose of the Plan is neither the avoidance of taxes nor the avoidance of the application of section 5 of the Securities Act of 1933, and no governmental unit has objected to the Confirmation of the Plan on any such grounds. Accordingly, Bankruptcy Code section 1129(d) is inapplicable.
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GG.          Satisfaction of Confirmation Requirements. Based upon the foregoing, the Debtors have met their burden of proving the elements of Bankruptcy Code section 1129(a) & (b) by a preponderance of the evidence, the Plan satisfies all the requirements for Confirmation set forth in Bankruptcy Code section 1129, and the Plan should be confirmed.

HH.          Good Faith Solicitation (11 U.S.C. § 1125(e)). The Debtors and their Related Parties have acted in good faith within the meaning of Bankruptcy Code section 1125(e) and in compliance with the applicable provisions of the Bankruptcy Code, Bankruptcy Rules, and Disclosure Statement Order in connection with all of their respective activities relating to the solicitation of acceptances of the Plan and their participation in the activities described in Bankruptcy Code section 1125, and they are entitled to the protections afforded by Bankruptcy Code section 1125(e) and the injunction and exculpation provisions set forth in Article XI of the Plan.

II.             Executory Contracts and Unexpired Leases. The Debtors have exercised reasonable business judgment in determining whether to assume or reject their executory contracts and unexpired leases pursuant to Article VI of the Plan. Each assumption or rejection of an executory contract or unexpired lease pursuant to Article VI of the Plan and the Schedule of Assumed Agreements, as amended, shall be legal, valid, and binding upon the Wind-Down Entity and all non-debtor parties (and their assignees or successors) to such executory contracts or unexpired leases, all to the same extent as if such assumption or rejection had been effectuated pursuant to an order of the Bankruptcy Court entered before Confirmation under Bankruptcy Code section 365.

JJ.          Cure and Adequate Assurance. The Debtors have cured, or provided adequate assurance that the Wind-Down Entity will cure, defaults (if any) under or relating to each of the executory contracts and unexpired leases that are being assumed by the Debtors pursuant to the Plan or otherwise. In addition, the Debtors have provided adequate assurance of future performance regarding the executory contracts and unexpired leases that are being assumed by the Debtors and assigned to the Wind-Down Entity.
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KK.          Retention of Jurisdiction. The Bankruptcy Court may and will properly retain jurisdiction and power over the matters set forth in Article X of the Plan.

LL.           Consummation in Good Faith. The Debtors, the Committees, the Wind-Down Entity, the Liquidation Trust, and their respective Related Parties will be acting in good faith if they proceed to (i) consummate the Plan and the agreements, settlements, transactions, transfers, and Distributions contemplated thereby; and (ii) take the other acts or actions authorized and directed by this Confirmation Order.

MM.        [Intentionally Omitted]

NN.          Conduct of a Ponzi Scheme. The evidence demonstrates, and the Bankruptcy Court hereby finds, that (i) beginning no later than July 2012 through December 1, 2017, Robert H. Shapiro used his web of more than 275 limited liability companies, including the Debtors, to conduct a massive Ponzi scheme raising more than $1.22 billion from over 8,400 unsuspecting investors nationwide; (ii) the Ponzi scheme involved the payment of purported returns to existing investors from funds contributed by new investors; and (iii) the Ponzi scheme was discovered no later than December 2017.

OO.          Plan Modifications. The Debtors have made certain modifications to the Plan, which modifications are incorporated in the Plan as attached hereto as Exhibit A, including to resolve confirmation objections as follows:
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●	The Schedule of Excluded Parties is amended to remove Gibson, Dunn & Crutcher therefrom. For the avoidance of doubt, Gibson, Dunn & Crutcher is not an Excluded Party under the Plan.

●
The proviso in Section 1.116 of the Plan identifying the Debtors’ Related Parties is amended to include Gibson, Dunn & Crutcher as among the specified Related Parties (and therefore within the Plan’s definitions of Exculpated Parties and Released Parties).

●
Section 1.46(b) of the Plan is amended to read: “that is asserted by any of the Excluded Parties or any Disputing Claimant, which are Disputed Claims in their entirety and, as such, will have no right to receive any Distributions under the Plan unless and until such Claims are affirmatively Allowed by a Final Order or are Allowed pursuant to Section 8.2 of the Plan; or”.

●
The proviso in Section 8.1 of the Plan is amended to read: “provided, however, that, under the Plan, all Claims, including Note Claims or Unit Claims, asserted by any of the Excluded Parties or any Disputing Claimant are Disputed Claims in their entirety and will have no right to receive any Distributions under the Plan unless and until such Claims are affirmatively Allowed by a Final Order or are Allowed pursuant to Section 8.2 of the Plan.”

●
Section 3.1.3 is amended by adding the following sentence at the end thereof: “Nothing in the Plan shall release or change the character of any Priority Tax Claim except for the payment in full of Allowed Priority Tax Claims as required under this Section 3.1.3.”

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●
Section 5.4.3 is amended by adding the following sentence at the end thereof: “Nothing in this Section 5.4.3 or elsewhere in the Plan will prevent any defendant on any Liquidation Trust Action brought against it from asserting any Secured Claim or defense to such Liquidation Trust Action based on setoff, recoupment, or contribution if such Secured Claim or defense could have been asserted by such defendant regarding such Liquidation Trust Action prior to the occurrence of the Effective Date.”

All such modifications are incorporated by reference herein and approved. The disclosure of these modifications to the Plan on the record at the Confirmation Hearing constitutes due and sufficient notice of such modifications, complies in all respects with Section 11.6 of the Plan and Bankruptcy Code section 1127, and the Bankruptcy Court hereby finds that such modifications are non-material, not adverse to any party in interest under the Plan, and, pursuant to Bankruptcy Rule 3019, these modifications do not require additional disclosure under Bankruptcy Code section 1125 and do not require the re-solicitation of any Class of Claims under Bankruptcy Code section 1126. The Plan as modified shall constitute the Plan submitted for Confirmation.

Based on the foregoing findings, and on the record made before the Bankruptcy Court at the Confirmation Hearing, and good and sufficient cause appearing therefor, it is hereby

ORDERED, ADJUDGED, AND DECREED THAT:

Confirmation of the Plan

1.          The Plan, as and to the extent modified by this Confirmation Order, is APPROVED and CONFIRMED pursuant to Bankruptcy Code section 1129.
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2.          Each provision of the Plan is authorized and approved and shall have the same validity, binding effect, and enforceability as every other provision of the Plan. The terms of the Plan, as previously modified and as modified by any modifications made by this Confirmation Order, are incorporated by reference into and are an integral part of this Confirmation Order. The failure specifically to describe, include, or refer to any particular article, section, part, or provision of the Plan, the Plan Supplement, or any related document in this Confirmation Order shall not diminish or impair the effectiveness of such article, section, part, or provision, it being the intent of the Bankruptcy Court that the Plan, the Plan Supplement, and all related documents be approved and confirmed in their entirety as if set forth verbatim in this Confirmation Order.

3.          Any resolutions of objections to Confirmation of the Plan or to the Plan Settlements Motion explained on the record at the Confirmation Hearing are hereby incorporated by reference. All unresolved objections, statements, joinders, comments, and reservations of rights in opposition to or inconsistent with the Plan or the Plan Settlements Motion have been fully considered by the Bankruptcy Court and are hereby DENIED and OVERRULED with prejudice on the merits and in their entirety. All withdrawn objections are deemed withdrawn with prejudice. The record of the Confirmation Hearing is hereby closed and such evidentiary record shall not be amended, modified, or supplemented.

Compromises and Settlements Under the Plan

4.          The Plan Settlements Motion is GRANTED as set forth herein. Pursuant to Bankruptcy Code section 1123(b) and Bankruptcy Rule 9019, upon the Effective Date, all settlements and compromises set forth in the Plan are approved in all respects as good faith, fair, reasonable, and equitable compromises and settlements of all Claims or Causes of Action affected thereby, as well as all other controversies and matters resolved pursuant to the Plan. Entry of this Confirmation Order constitutes approval of all such compromises and settlements pursuant to the Bankruptcy Rules, including Bankruptcy Rule 9019(a), the Bankruptcy Code, including Bankruptcy Code sections 105(a), 1123(a)(5), 1123(b)(3), and 1123(b)(6), and other applicable law.
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5.            In order to give effect to the Plan’s comprehensive compromise and settlement,

(a)
On the Effective Date, unless held by Excluded Parties or Disputing Claimants (in which case such Claims are Disputed Claims), all Class 3 Standard Note Claims and all Class 5 Unit Claims are deemed Allowed under the Plan as set forth in the Schedule of Principal Amounts and Prepetition Distributions;

(b)
To the extent, and only to the extent, a Claim is Allowed by subparagraph (a) above, the following Liquidation Trust Actions are waived and released as to the applicable Noteholder or Unitholder (that is not a Disputing Claimant): (i) Liquidation Trust Actions to avoid or recover a Prepetition Distribution with respect to the subject Allowed Claim and (ii) Liquidation Trust Actions to avoid or recover a Debtor’s prepetition payment of consideration representing the return or repayment of the principal of any Note or any Unit (which consideration is applied as such prior to determining the Outstanding Principal Amount for the Notes or Units relevant to the applicable Allowed Claim);

(c)
In accordance with Section 5.8 of the Plan, subject to the rights of Allowed Other Secured Claims, the Fund Debtors will be substantively consolidated into Woodbridge Mortgage Investment Fund 1, LLC and the Other Debtors will be substantively consolidated into Woodbridge Group of Companies, LLC;

(d)
The Holders of Allowed Claims in Class 3 (Standard Note Claims), Class 4 (General Unsecured Claims), Class 5 (Unit Claims), and Class 6 (Non-Debtor Loan Note Claims) will receive the treatment provided for such Holders under the Plan;

(e)
The Liquidation Trust will be created to most effectively and efficiently pursue the Liquidation Trust Actions for the collective benefit of all the Liquidation Trust Beneficiaries (as well as to own the membership interests of the Wind-Down Entity, establish and hold the Distribution Reserves, and receive and distribute to Noteholders, Holders of General Unsecured Claims, and Unitholders holding Liquidation Trust Interests the net proceeds of the liquidation of Wind-Down Assets by the Wind-Down Entity remaining after payment of Wind-Down Expenses, Liquidation Trust Expenses, and certain other Claims, all in accordance with the Plan); and

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(f)
Any Intercompany Claims that could be asserted by one Debtor against another Debtor will be extinguished immediately before the Effective Date with no separate recovery on account of any such Claims and any Intercompany Liens that could be asserted by one Debtor regarding any Estate Assets owned by another Debtor will be deemed released and discharged on the Effective Date; provided, however, that solely with respect to any Secured Claim of a non-debtor as to which the associated Lien would be junior to any Intercompany Lien, the otherwise released Intercompany Claim and associated Intercompany Lien will be preserved for the benefit of, and may be asserted by, the Liquidation Trust as to any Collateral that is Cash and, otherwise, the Wind-Down Entity so as to retain the relative priority and seniority of such Intercompany Claim and associated Intercompany Lien.

Classification and Treatment

6.          The Plan’s classification scheme is approved. The classifications set forth on the Ballots tendered to or returned by the Holders of Claims in connection with voting on the Plan: (a) were set forth on the Ballots solely for purposes of voting to accept or reject the Plan; (b) do not necessarily represent, and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims under the Plan for Distribution purposes; (c) may not be relied on by any Holder of a Claim as representing the actual classification of such Claim under the Plan for Distribution purposes; and (d) shall not be binding on the Debtors, the Estates, or the Liquidation Trust except for voting purposes.

Authorization to Implement the Plan

7.          On the Effective Date, the certificates of incorporation, bylaws, operating agreements, and articles of organization, as applicable, of all the Debtors shall be deemed amended to the extent necessary to carry out the provisions of the Plan. The entry of this Confirmation Order shall constitute authorization for the Debtors, the Wind-Down CEO, the Liquidation Trustee, and the Remaining Debtors Manager, as applicable, to take or cause to be taken all actions (including, if applicable, Corporate Actions) necessary or appropriate to implement all provisions of, and to consummate, the Plan prior to, on, and after the Effective Date and all such actions taken or caused to be taken shall be deemed to have been authorized and approved by the Bankruptcy Court without further approval, act, or action under any applicable law, order, rule, or regulation.
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8.          This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules, or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any documents, instruments, or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Plan or the Plan Supplement.

9.          Pursuant to Bankruptcy Code section 1146(a), any transfers of property pursuant to the Plan or made in connection therewith shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, or other similar tax or governmental assessment to the fullest extent contemplated by section 1146(a). Upon entry of this Confirmation Order, the appropriate state or local governmental officials or agents shall forgo the collection of any such tax or governmental assessment and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment. The Bankruptcy Court shall retain specific jurisdiction with respect to these matters.

10.          Issuance of the Liquidation Trust Interests in accordance with the Plan is approved. The Liquidation Trust is authorized and empowered, without further approval of this Court or any other Person, to take such actions and to perform such acts as may be necessary, desirable, or appropriate to implement the issuance of the Liquidation Trust Interests in accordance with the Plan and to execute and deliver all agreements, documents, securities, instruments, and certificates relating thereto.
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11.     The approvals and authorizations specifically set forth in this Confirmation Order are not intended to limit the authority of the Debtors, the Wind-Down CEO, the Liquidation Trustee, and the Remaining Debtors Manager, as applicable, to take any and all actions necessary or appropriate to implement, effectuate, and consummate any and all documents or transactions contemplated by the Plan or this Confirmation Order.

Enforceability of Plan

12.     Pursuant to Bankruptcy Code sections 1123(a), 1141(a), and 1142, the Plan and all Plan-related documents (including the Liquidation Trust Agreement and the Wind-Down Governance Agreement upon their execution) shall be, and hereby are, valid, binding, and enforceable. Subject to Article IX of the Plan, upon the occurrence of the Effective Date, the Plan and the Plan Supplement shall be immediately effective and enforceable and deemed binding on the Debtors, all Creditors and Holders of Equity Interests, and all other Persons in accordance with their respective terms.

Vesting of Assets

13.     On the Effective Date, the Wind-Down Entity will be automatically vested with all of the Debtors’ and the Estates’ respective rights, title, and interest in and to all Wind-Down Assets. Except as specifically provided in the Plan or this Confirmation Order, the Wind-Down Assets shall automatically vest in the Wind-Down Entity free and clear of all Claims, Liens, or interests, and such vesting shall be exempt from any stamp, real estate transfer, other transfer, mortgage reporting, sales, use, or other similar tax. The Wind-Down Entity shall be the exclusive representative of the Estates appointed pursuant to Bankruptcy Code section 1123(b)(3)(B) regarding all Wind-Down Assets.

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14.     On the Effective Date, the Liquidation Trust will be automatically vested with all of the Debtors’ and the Estates’ respective rights, title, and interest in and to all Liquidation Trust Assets. Except as specifically provided in the Plan or this Confirmation Order, the Liquidation Trust Assets shall automatically vest in the Liquidation Trust free and clear of all Claims, Liens, or interests subject only to the Liquidation Trust Interests and the Liquidation Trust Expenses, as provided for in the Liquidation Trust Agreement, and such vesting shall be exempt from any stamp, real estate transfer, other transfer, mortgage reporting, sales, use, or other similar tax. The Liquidation Trustee shall be the exclusive trustee of the Liquidation Trust Assets for purposes of 31 U.S.C. § 3713(b) and 26 U.S.C. § 6012(b)(3), as well as the representative of the Estates appointed pursuant to Bankruptcy Code section 1123(b)(3) regarding all Liquidation Trust Assets. The Liquidation Trust shall hold and distribute the Liquidation Trust Assets in accordance with the provisions of the Plan and the Liquidation Trust Agreement.

15.     Except as otherwise provided in the Plan or this Confirmation Order, from and after the Effective Date, the Liquidation Trust will retain all rights to commence, pursue, litigate, or settle, as appropriate, any and all of the Debtors’ or Estates’ Causes of Action and Causes of Action that are Contributed Claims (whether existing as of the Petition Date or thereafter arising), and all Avoidance Actions, all as Liquidation Trust Actions, in each ease in any court or other tribunal, including in an adversary proceeding Filed in the Chapter 11 Cases.

16.     No Person may rely on the absence of a specific reference in the Plan or the Disclosure Statement to any Avoidance Actions, Causes of Action, or Contributed Claims against them as any indication that the Liquidation Trust will not pursue any and all available Avoidance Actions, Causes of Action, or Contributed Claims against such Person. The Debtors and the Liquidation Trust expressly reserve all rights to prosecute any and all Avoidance Actions, Causes of Action, or Contributed Claims against any Person other than the Released Parties, in accordance with the Plan.

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Termination of Directors and Officers

17.     On the Effective Date, each of the Debtors’ existing directors, officers, and managers shall be terminated automatically without the need for any Corporate Action and without the need for any corporate or limited liability company filings, and shall have no ongoing rights against or obligations to the Debtors or the Estates, including under any applicable prepetition agreements (all of which will be deemed terminated).

Wind Down and Dissolution of the Debtors

18.     Each Remaining Debtor shall continue in existence after the Effective Date as a post-Effective-Date entity for the purposes of ensuring, among other things, that Creditors will obtain the benefits of any allegedly transfer-restricted assets. Without the need for any Corporate Action and without the need for any corporate or limited liability company filings, (a) all Equity Interests of the Remaining Debtors issued and outstanding immediately before the Effective Date shall be automatically cancelled and extinguished on the Effective Date and (b) as of the Effective Date, new membership interests of each Remaining Debtor, representing all of the issued and outstanding membership interests of each such Remaining Debtor, shall be issued to the Liquidation Trust, which new membership interests so issued shall be deemed to have been offered and sold to the Liquidation Trust in reliance on the exemption from registration under the Securities Act afforded by section 4(a)(2) thereof. On and after the Effective Date, each Remaining Debtor will be a wholly-owned subsidiary of the Liquidation Trust, and the Liquidation Trust may expend with respect to such Remaining Debtor such amounts as the Liquidation Trust determines is appropriate, in its discretion. The sole manager of each Remaining Debtor shall be the Remaining Debtors Manager. The Remaining Debtors Manager’s rights and powers with respect to operations, employment, compensation, indemnity, and exculpation as to each Remaining Debtor shall, to the greatest extent possible, be the same as its rights and powers as Liquidation Trustee in connection with the Liquidation Trust, and the Remaining Debtors Manager may take such steps as appropriate to maintain the good standing of the applicable Remaining Debtor. Until a Remaining Debtor is dissolved, all cash or property received by the Remaining Debtor, gross or net of any expenses of the Remaining Debtor incurred after the Effective Date, shall be transferred to the Liquidation Trust. Each Remaining Debtor (a) shall have the Liquidation Trust as its sole member and the Liquidation Trust shall be deemed to be admitted as a member of each Remaining Debtor on the Effective Date, (b) shall be treated as a disregarded entity for income tax purposes, (c) shall have a purpose consistent with the purpose of the Liquidation Trust as set forth in Section 5.4.4 of the Plan, and (d) shall be subject to the same limitations imposed on the Liquidation Trustee under the terms of this Plan and the Liquidation Trust Agreement.

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19.     On the Effective Date, each of the Debtors other than the Remaining Debtors will be dissolved automatically without the need for any Corporate Action, without the need for any corporate or limited liability company filings, and without the need for any other or further actions to be taken by or on behalf of such dissolving Debtor or any other Person or any payments to be made in connection therewith; provided, however, that the Liquidation Trust may in its discretion file any certificates of cancellation as may be appropriate in connection with dissolution of any Debtors other than the Remaining Debtors. On and as of the earlier of the Closing Date and the date on which the Remaining Debtors Manager Files with the Bankruptcy Court a notice of dissolution as to a Remaining Debtor, such Remaining Debtor will be dissolved automatically without the need for any Corporate Action, without the need for any corporate or limited liability company filings, and without the need for any other or further actions to be taken by or on behalf of such dissolving Remaining Debtor or any other Person or any payments to be made in connection therewith; provided, however, that the Liquidation Trust may in its discretion file any certificates of cancellation as may be appropriate in connection with dissolution of any Remaining Debtors.

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20.     Pursuant to Bankruptcy Code section 350 and Section 11.22 of the Plan, the closing of certain of the Cases is hereby authorized. Upon the Effective Date, the Cases, other than the Cases of the Remaining Debtors (Case Nos. 17-12560 (KJC) and 17-12786 (KJC)), will be deemed closed and no further fees in respect of such closed Cases will thereafter accrue or be payable to any Person. The Liquidation Trust may at any point File a motion to close the Case for either of the Remaining Debtors. As soon as practicable after the Effective Date, the Liquidation Trust shall submit a separate order to the Bankruptcy Court under certification of counsel, substantially in the form attached hereto as Exhibit C (the “Form Final Decree Order”), to the Bankruptcy Court to enter on the docket of each individual Debtor’s Case to close such Case effective as of the Effective Date, except for the Cases of the Remaining Debtors. The Liquidating Trust shall reserve all rights to move to reopen a closed case. The closing of the Cases, other than the Cases of the Remaining Debtors, will in no way prejudice the Liquidating Trust’s or the Wind-Down Entity’s, as applicable, rights to object or otherwise contest a proof of Claim filed against any of the Debtors or to commence or prosecute any action to which any of the Debtors may be a party, or a claimant’s rights to receive Distributions under the Plan to the extent such claimant’s Claim is ultimately Allowed, nor will the closing of such Cases otherwise alter or modify the terms of the Plan.

Cancellation of Equity Interests. Notes, Instruments, Certificates, and Other Documents

21.     As of the Effective Date, all Equity Interests shall be deemed void, cancelled, and of no further force and effect, and the obligations of the Debtors thereunder or in any way related thereto, including any obligation of the Debtors to pay any franchise or similar-type taxes on account of such Equity Interests, shall be discharged. On and after the Effective Date, Holders of Equity Interests shall not be entitled to, and shall not receive or retain any property or interest in property under the Plan on account of such Equity Interests.

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22.     Except to the extent necessary to give effect to the treatment of any Holder of an Allowed Class 1 Claim pursuant to Section 3.2 of the Plan, any agreement, bond, certificate, indenture, note, security, warrant, or other instrument or document evidencing or creating any indebtedness or obligation of the Debtors shall be deemed cancelled on the Effective Date, and all Liens, mortgages, pledges, grants, trusts, and other interests relating thereto shall be automatically cancelled, and all obligations of the Debtors thereunder or in any way related thereto shall be discharged.

Plan Distributions

23.     The Wind-Down Entity and the Liquidation Trust, as applicable, shall make all Distributions under the Plan and such Distributions shall be in accordance with the Plan and the Liquidation Trust Agreement, as applicable.

24.     From and after the Effective Date, other than a proof of Claim relating to an executory contract or unexpired lease that is rejected pursuant to the Plan, a proof of Claim relating to any prepetition Claim may not be Filed or amended without the prior approval of the Liquidation Trust or leave of the Bankruptcy Court.

Administration of the Wind-Down Entity

25.     The Wind-Down Governance Agreement, substantially in the form filed with the Plan Supplement, as such Plan Supplement may be amended in accordance with the Plan and this Confirmation Order, is hereby approved.

26.     The appointment of Frederick Chin as the initial Wind-Down CEO is hereby approved. The Wind-Down CEO shall be compensated in the manner set forth in and consistent with the Plan Supplement. The Wind-Down CEO shall have all powers, rights, duties, and protections afforded the Wind-Down CEO under the Plan, including in Section 5.3 thereof, and the Wind-Down Governance Agreement.

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Administration of the Liquidation Trust

27.     The Liquidation Trust Agreement, substantially in the form filed with the Plan Supplement, as such Plan Supplement may be amended in accordance with the Plan and this Confirmation Order, is hereby approved.

28.     The appointment of Michael Goldberg as the Liquidation Trustee is hereby approved. The Liquidation Trustee shall be compensated in the manner set forth in and consistent with the Liquidation Trust Agreement. The Liquidation Trustee shall have all powers, rights, duties, and protections afforded the Liquidation Trustee under the Plan, including Section 5.4 thereof, and the Liquidation Trust Agreement.

Executory Contracts and Unexpired Leases

29.       On the Effective Date, pursuant to Bankruptcy Code sections 365 and 1123, (a) the Debtors’ assumption of all executory contracts and unexpired leases identified on the Schedule of Assumed Agreements (as it may be amended by the Debtors prior to the Effective Date) is approved and (b) the Debtors’ assignment of all such executory contracts and unexpired leases to the Wind-Down Entity is approved. Except as to any objection that was resolved or continued at the Confirmation Hearing, this Confirmation Order shall constitute a conclusive determination regarding the amount of any cure and compensation due under the applicable executory contract or unexpired lease, as well as a conclusive finding that the Wind-Down Entity has demonstrated adequate assurance of future performance with respect to such executory contract or unexpired lease, to the extent required. Absent order of the Bankruptcy Court to the contrary, any counterparty to an executory contract or unexpired lease that failed to timely object to the proposed assumption or proposed Cure Payment is hereby deemed to have assented to such assumption or Cure Payment. Any monetary defaults under each executory contract and unexpired lease that the Debtors assume and assign, shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the Cure Payment.

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30.     Assumption of any executory contract or unexpired lease and payment of the applicable Cure Payment, if any, shall result in the full release and satisfaction of any Claims or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or other bankruptcy-related defaults, arising under any assumed executory contract or unexpired lease at any time before the date the Debtors assume such executory contract or unexpired lease.

31.     Nothing in the Plan or this Confirmation Order, including any discharge, waivers, releases, or injunctions, shall adversely affect or prevent any counterparty to an unexpired lease or executory contract that is assumed from asserting, after the Effective Date, any claim that, as of the date of service of the Schedule of Assumed Agreements, was accrued but not yet required to be billed, or accrued after the date of service of the Schedule of Assumed Agreements, and is made in accordance with the terms of the assumed unexpired lease or executory contract.

32.     The Debtors shall have the right to remove an executory contract or unexpired lease from the Schedule of Assumed Agreements prior to the Effective Date. To the extent of any such modifications, the Debtors will provide notice to each counterparty to an affected executory contract or unexpired lease.

33.     On the Effective Date, pursuant to Bankruptcy Code sections 365 and 1123, the Debtors’ rejection of all executory contracts and unexpired leases of the Debtors—except for (a) executory contracts and unexpired leases that have been previously assumed or rejected by the Debtors, (b) executory contracts and unexpired leases that are set forth in the Schedule of Assumed Agreements, and (c) any agreement, obligation, security interest, transaction, or similar undertaking that the Debtors believe is not executory or a lease, but that is later determined by the Bankruptcy Court to be an executory contract or unexpired lease that is subject to assumption or rejection under Bankruptcy Code section 365—is approved.

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34.     Any Rejection Claim or other Claim for damages arising from the rejection under the Plan of an executory contract or unexpired lease must be Filed and served no later than the first Business Day that is at least thirty (30) calendar days after the Effective Date. Any such Rejection Claims that are not timely Filed and served will be forever disallowed, barred, and unenforceable, and Persons holding such Claims will not receive and be barred from receiving any Distributions on account of such untimely Claims.

Administrative Claims

35.     Subject to the last sentence of this paragraph, all requests for payment of an Administrative Claim must be Filed with the Bankruptcy Court no later than the first Business Day that is at least thirty-five (35) calendar days after the Effective Date. The failure to File a motion requesting Allowance of an Administrative Claim on or before the Administrative Claims Bar Date, or the failure to serve such motion timely and properly, shall result in the Administrative Claim being forever barred and disallowed without further order of the Bankruptcy Court. If for any reason any such Administrative Claim is incapable of being forever barred and disallowed, then the Holder of such Claim shall in no event have recourse to any property to be distributed pursuant to the Plan. Postpetition statutory tax claims shall not be subject to any Administrative Claims Bar Date.

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 Professional Fee Claims

36.     All final requests for payment of Professional Fee Claims pursuant to Bankruptcy Code sections 327, 328, 330, 331, 363, 503(b), or 1103 must be made by application Filed with the Bankruptcy Court and served on counsel to the Liquidation Trust and counsel to the U.S. Trustee no later than forty-five (45) calendar days after the Effective Date, unless otherwise ordered by the Bankruptcy Court.

37.     All objections to the allowance of such Professional Fee Claims must be Filed and served on counsel to the Liquidation Trust, counsel to the U.S. Trustee, and the requesting Professional on or before the date that is twenty-one (21) calendar days after the date on which the applicable application was served (or such longer period as may be allowed by order of the Bankruptcy Court or by agreement with the requesting Professional). For the avoidance of doubt, nothing set forth herein supersedes the Bankruptcy Court’s Order Appointing Fee Examiner and Establishing Related Procedures for the Review of Fee Applications of Retained Professionals [Docket No. 525] (the “Fee Examiner Appointment Order”) and the procedure put in place thereby governing the Fee Examiner’s review of Applications, as each of those terms are defined in the Fee Examiner Appointment Order.

38.     All Professional Fee Claims shall be paid by the Liquidation Trust to the extent approved by order of the Bankruptcy Court within five (5) Business Days after entry of such order.

Releases, Injunction, and Exculpation

39.    The following release, injunction, exculpation, discharge, and related provisions set forth in Article XI of the Plan are hereby approved and authorized in their entirety.

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40.    Non-Discharge of the Debtors: Injunction. In accordance with Bankruptcy Code section 1141(d)(3)(A), the Plan does not discharge the Debtors. Bankruptcy Code section 1141(c) nevertheless provides, among other things, that the property dealt with by the Plan is free and clear of all Claims and Equity Interests against the Debtors. As such, no Person holding a Claim or an Equity Interest may receive any payment from, or seek recourse against, any assets that are to be distributed under the Plan other than assets required to be distributed to that Person under the Plan. As of the Effective Date, all Persons are precluded and barred from asserting against any property to be distributed under the Plan any Claims, rights, Causes of Action, liabilities, Equity Interests, or other action or remedy based on any act, omission, transaction, or other activity that occurred before the Effective Date except as expressly provided in the Plan or this Confirmation Order.

41.     Releases and Related Matters. On the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, each of the Releasing Parties shall be deemed to have forever released, waived, and discharged each of the Released Parties from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, Causes of Action, and liabilities whatsoever, whether known or unknown, whether foreseen or unforeseen, whether liquidated or unliquidated, whether fixed or contingent, whether matured or unmatured, existing or hereafter arising, at law, in equity, or otherwise, that are based in whole or in part on any act, omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the conduct of the Debtors’ business, the Cases, or the Plan, except for acts or omissions that are determined in a Final Order to have constituted actual fraud or willful misconduct; provided, however, that nothing in Section 11.11 of the Plan shall release or otherwise affect any Person’s rights under the Plan or this Confirmation Order.

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42.     Exculpation and Limitation of Liability. On the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, to the maximum extent permitted by law, none of the Exculpated Parties shall have or incur any liability to any Person, including to any Holder of a Claim or an Equity Interest, for any prepetition or postpetition act or omission in connection with, relating to, or arising out of the Debtors, the Cases, the formulation, negotiation, preparation, dissemination, solicitation of acceptances, implementation, confirmation, or consummation of the Plan, the Disclosure Statement, or any contract, instrument, release, or other agreement or document created, executed, or contemplated in connection with the Plan, or the administration of the Plan or the property to be distributed under the Plan; provided, however, that nothing in Section 11.12 of the Plan shall release or otherwise affect any Person’s rights under the Plan or this Confirmation Order; and provided, further, that the exculpation provisions of Section 11.12 of the Plan shall not apply to acts or omissions constituting actual fraud or willful misconduct by such Exculpated Party as determined by a Final Order. For purposes of the foregoing, it is expressly understood that any act or omission effected with the approval of the Bankruptcy Court conclusively will be deemed not to constitute actual fraud or willful misconduct unless the approval of the Bankruptcy Court was obtained by fraud or misrepresentation, and in all respects, the Exculpated Parties shall be entitled to rely on the written advice of counsel with respect to their duties and responsibilities under, or in connection with, the Cases, the Plan, and administration thereof. This Confirmation Order shall serve as a permanent injunction against any Person seeking to enforce any Causes of Action against the Exculpated Parties that are encompassed by the exculpation provided by Section 11.12 of the Plan.

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43.             Notwithstanding any provision in the Plan or this Confirmation Order to the contrary or an abstention from voting on the Plan, no provision of the Plan, or this Confirmation Order, (i) releases any non-debtor Person from any Cause of Action of the SEC; or (ii) enjoins, limits, impairs, or delays the SEC from commencing or continuing any Causes of Action, proceedings, or investigations against any non-debtor Person in any forum.

44.             Notwithstanding any provision in the Plan or this Confirmation Order to the contrary or an abstention from voting on the Plan, no provision of the Plan, or this Confirmation Order, (i) releases any non-debtor Person from claims of the United States related to the violation of any federal tax; or (ii) enjoins, limits, impairs, or delays the United States from commencing or continuing any actions, proceedings, or investigations against any non-debtor Person in any forum for claims related to the violation of any federal tax laws. Moreover, notwithstanding any other provision of the Plan or Confirmation Order, the United States’ rights, if any, to setoff and recoupment are preserved.

Payment of Statutory Fees

45.              All fees payable pursuant to 28 U.S.C. § 1930, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid by the Debtors on or before the Effective Date. All such fees that arise after the Effective Date shall be paid by the Liquidation Trust. Notwithstanding the foregoing: (i) for the Remaining Debtors, quarterly fees for the quarter in which the Effective Date occurs will be calculated on the basis of all Estate Assets being distributed to the Liquidation Trust and the Wind-Down Entity on the Effective Date in the Chapter 11 Cases of the Remaining Debtors; (ii) for all other Debtors, quarterly fees for the quarter in which the Effective Date occurs will be calculated on the basis of disbursements (if any) made by such Debtors prior to the Effective Date; and (iii) quarterly fees for each quarter after the quarter in which the Effective Date occurs will be $325.00 for any Remaining Debtors through the entry of the Final Decree for any of the Remaining Debtors or the dismissal or conversion of the Chapter 11 Cases regarding the Remaining Debtors. Notwithstanding anything to the contrary in the Plan, the U.S. Trustee shall not be required to file any proofs of claim with respect to quarterly fees payable pursuant to 28 U.S.C. § 1930.

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Dissolution of the Committees

46.              Each of the Committees shall be automatically dissolved on the Effective Date and, on the Effective Date, each member of the Committees (including each Related Party thereof) and each Professional retained by any of the Committees shall be released and discharged from all rights, duties, responsibilities, and obligations arising from, or related to, the Debtors, their membership on any of the Committees, the Plan, or the Cases, except with respect to (a) any matters concerning any Professional Fee Claims held or asserted by any Professional retained by any of the Committees and (b) the right of former Noteholder Committee and Unitholder Committee members to select a successor Noteholder Committee or Unitholder Committee designee, respectively, on the Liquidation Trust Supervisory Board.

Tax-Specific Provisions

47.              The Liquidation Trust shall be established for the purpose of pursuing or liquidating the Liquidation Trust Assets and making Distributions to the Liquidation Trust Beneficiaries in accordance with Treasury Regulation section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business. The administration of the Wind-Down Assets by the Wind-Down Entity in accordance with the Plan and the Wind-Down Governance Agreement is consistent with the absence of any objective to continue or engage in the conduct of a trade or business.

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48.              The fair market value of the Wind-Down Assets and the Liquidation Trust Assets as of the Effective Date has been determined as set forth on Exhibit D. Such fair market values shall control for all tax and financial reporting purposes with respect to the Distributions pursuant to the Plan and the value of the Wind-Down Assets and the Liquidation Trust Assets as of the Effective Date.

49.              Nothing in the Plan or this Confirmation Order shall constitute a declaratory judgment as to whether the proposed Liquidating Trust qualifies under 26 C.F.R.§ 301.7701-4(d).

Additional Provisions Regarding Recording Officers

50.              The Plan and this Confirmation Order are and shall be binding on and shall govern acts of all Persons, including all escrow agents, filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of fees, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state, and local officials, and all other Persons who may be required by operation of law, the duties of their office, or contract to accept, file, register, or otherwise record or release any documents or instruments relating to any Estate Assets (all such Persons being referred to as “Recording Officers”).

51.              Upon the occurrence of the Effective Date, all transactions contemplated by the Plan, including the vesting of the Wind-Down Assets in the Wind-Down Entity, the vesting of the Liquidation Trust Assets in the Liquidation Trust, and the release and discharge of Intercompany Liens and other Liens under the Plan, shall be deemed fully effective and to have occurred as a matter of law without the necessity of any other or further transfer documentation, forms, documents, paperwork, or anything else, and all Recording Officers are hereby instructed and directed to facilitate, recognize, and otherwise give full force and effect to the transactions effectuated by the Plan and this federal court order. In the event that any Recording Officer refuses to give full force and effect to the transactions effectuated as a matter of law by the Plan and this Confirmation Order, the Wind-Down Entity or the Liquidation Trust may pursue any and all appropriate remedies (including sanctions) against such Person before this Bankruptcy Court. A certified copy of this Confirmation Order may be filed with the appropriate Recording Officers to evidence cancellation of any recorded Claims, Liens, and other interests against or regarding the Estate Assets recorded prior to the date of this Confirmation Order, other than Liens that specifically survive after the Effective Date pursuant to the Plan.

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52.              Without limiting the generality of the preceding paragraph, from and after the Effective Date, subject to the supervision of the Wind-Down Board and the provisions of the Wind-Down Governance Agreement, all Recording Officers must recognize that the Wind-Down CEO has the full legal authority, right, and power to (a) sell, liquidate, transfer, assign, distribute, abandon, or otherwise dispose of the Wind-Down Assets or any part thereof or any interest therein, including through the formation on or after the Effective Date of any new or additional legal entities to be owned by the Wind-Down Entity to own and hold particular Wind-Down Assets separate and apart from any other Wind-Down Assets, upon such terms as the Wind-Down CEO determines to be necessary, appropriate, or desirable; and (b) exercise and enforce all rights and remedies regarding any loans or related interests as to which the lender was a Debtor and the underlying borrower actually is or actually was a Person that is not a Debtor, including any such rights or remedies that any Debtor or any Estate was entitled to exercise or enforce prior to the Effective Date on behalf of a Holder of a Non-Debtor Loan Note Claim, and including rights of collection, foreclosure, and all other rights and remedies arising under any promissory note, mortgage, deed of trust, or other document with such underlying borrower or under applicable law.

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Notice of Entry of Confirmation Order and Effective Date

53.              Pursuant to Bankruptcy Rules 2002 and 3020(c), the Liquidation Trust is hereby authorized to serve a notice of entry of this Confirmation Order and the occurrence of the Effective Date, substantially in the form attached hereto as Exhibit B (the “Notice of Confirmation and Effective Date”) no later than five (5) Business Days after the Effective Date, on all Holders of Claims against or Equity Interests in the Debtors. The form of the Notice of Confirmation and Effective Date is hereby approved in all respects. The Notice of Confirmation and Effective Date shall constitute good and sufficient notice of the entry of this Confirmation Order and of the relief granted herein, and of all related deadlines under the Plan, and no other or further notice need be given of entry of this Confirmation Order, the occurrence of the Effective Date, or the related deadlines under the Plan. Notice need not be given or served to any Person for whom any prior notices sent during these Cases have been returned as undeliverable, unless the Debtors have been informed in writing by such Person of that Person’s new address.

Preemptive Effect

54.              Pursuant to Bankruptcy Code sections 1123(a) and 1123(b) as well as general principles of federal supremacy, the provisions of this Confirmation Order, the Plan, and related documents or any amendments or modifications thereto shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law. Without limiting the generality of the preceding sentence, any applicable nonbankruptcy law that would prohibit, limit, or otherwise restrict implementation of the Plan based on (a) the commencement of the Cases, (b) the appointment of the Liquidation Trustee or the Wind-Down CEO or the Remaining Debtors Manager, (c) the wind down of the Debtors, (d) the liquidation of some or all of the Liquidation Trust Assets or the Wind-Down Assets, or (e) any other act or action to be done pursuant to or contemplated by the Plan is superseded and rendered inoperative by the Plan and federal bankruptcy law.

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Retention of Jurisdiction and Power

55.              Pursuant to Bankruptcy Code sections 105(a) and 1142, the Bankruptcy Court shall retain jurisdiction and judicial power over all matters arising out of, or related to, these Cases and the Plan to the fullest extent permitted by law, including jurisdiction and power to take the actions listed in Section 10.1 of the Plan and to consider any motions Filed pursuant to Section 10.2 of the Plan.

Rules Governing Conflicts Between Documents

56.             The provisions of this Confirmation Order, including the findings of fact and conclusions of law set forth herein, and the provisions of the Plan are integrated with each other, nonseverable, and mutually dependent unless expressly stated by further order of the Bankruptcy Court. The provisions of the Plan, the Plan Supplement, and this Confirmation Order shall be construed in a manner consistent with each other so as to effect the purpose of each; provided, however, that if there is any direct conflict between the terms of the Plan or the Plan Supplement and the terms of this Confirmation Order that cannot be reconciled, then, solely to the extent of such conflict, (i) the provisions of this Confirmation Order shall govern and any such provision of this Confirmation Order shall be deemed a modification of the Plan and shall control and take precedence; and (ii) as to all other agreements, instruments, or documents, the provisions of the Plan shall govern and take precedence (unless otherwise expressly provided for in such agreement, instrument, or document).

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Extension of Injunctions and Stays

57.              All injunctions or stays in the Cases under Bankruptcy Code sections 105 or 362 or otherwise, and extant on the Confirmation Date (excluding any injunctions or stays contained in or arising from the Plan or this Confirmation Order), shall remain in full force and effect through and inclusive of the Effective Date. All injunctions or stays contained in the Plan or this Confirmation Order shall remain in full force and effect in accordance with their terms.

Finality and Immediate Effect of Confirmation Order

58.              This Confirmation Order (a) is a final order and the period in which an appeal must be filed shall commence upon the entry hereof; and (b) shall be immediately effective and enforceable upon the entry hereof.

Dated:	Oct 26 , 2018
Wilmington, Delaware
/s/ Kevin J. Carey
Honorable Kevin J. Carey United States Bankruptcy Judge
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Exhibit A

First Amended Joint Chapter 11 Plan of Liquidation

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

WOODBRIDGE GROUP OF COMPANIES,	Case No. 17-12560 (KJC)
LLC, et al.,[1]
(Jointly Administered)
Debtors.

FIRST AMENDED JOINT CHAPTER 11 PLAN OF LIQUIDATION OF WOODBRIDGE

GROUP OF COMPANIES, LLC AND ITS AFFILIATED DEBTORS

Dated: Wilmington, Delaware	YOUNG CONAWAY STARGATT & TAYLOR, LLP
August 22, 2018	Sean M. Beach (No. 4070)
Edmon L. Morton (No. 3856)
Ian J. Bambrick (No. 5455)
Betsy L. Feldman (No. 6410)
Rodney Square
1000 North King Street
Wilmington, Delaware 19801
Tel: (302) 571-6600
Fax: (302) 571-1253

-and-

KLEE, TUCHIN, BOGDANOFF & STERN LLP
Kenneth N. Klee (pro hac vice)
Michael L. Tuchin (pro hac vice)
David A. Fidler (pro hac vice)
Whitman L. Holt (pro hac vice)
Jonathan M. Weiss (pro hac vice)
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067
Tel: (310) 407-4000
Fax: (310) 407-9090

Counsel to the Debtors and Debtors in Possession

[1]	The last four digits of Woodbridge Group of Companies, LLC’s federal tax identification number are 3603. The mailing address for Woodbridge Group of Companies, LLC is 14140 Ventura Boulevard #302, Sherman Oaks, California 91423. Due to the large number of debtors in these cases, a complete list of the Debtors, the last four digits of their federal tax identification numbers, and their addresses is attached hereto as Exhibit 1.

INTRODUCTION2

The Debtors hereby propose this Plan, which provides for the resolution of the outstanding Claims and Equity Interests asserted against the Debtors. Reference is made to the Disclosure Statement for (i) a discussion of the Debtors’ history, businesses, properties, results of operations, and financial projections; (ii) a summary and analysis of this Plan: and (iii) certain related matters, including risk factors relating to the consummation of this Plan and Distributions to be made under this Plan. The Debtors are the proponents of the Plan within the meaning of Bankruptcy Code section 1129.

All Holders of Claims who are entitled to vote on the Plan are encouraged to read the Plan and the Disclosure Statement in their entirety before voting to accept or reject the Plan. Subject to certain restrictions and requirements set forth in Bankruptcy Code section 1127, Bankruptcy Rule 3019, and Sections 11.6 and 11.14 of the Plan, the Debtors reserve the right to alter, amend, modify, revoke, or withdraw the Plan prior to its substantial consummation.

No solicitation materials, other than the Disclosure Statement and related materials transmitted therewith, have been approved for use in soliciting acceptances and rejections of this Plan. Nothing in the Plan should be construed as constituting a solicitation of acceptances of the Plan unless and until the Disclosure Statement has been approved and distributed to Holders of Claims to the extent required by Bankruptcy Code section 1125.

ALL HOLDERS OF CLAIMS ENTITLED TO VOTE ON THE PLAN ARE ENCOURAGED TO READ CAREFULLY THE DISCLOSURE STATEMENT (INCLUDING ALL EXHIBITS AND SCHEDULES THERETO) AND THE PLAN, EACH IN ITS ENTIRETY, BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.

ARTICLE I

DEFINED TERMS AND RULES OF INTERPRETATION

For purposes of the Plan, except as expressly provided or unless the context otherwise requires:

(a)              all Defined Terms shall have the meanings ascribed to them in this Article I of the Plan;

(b)              any term used in the Plan that is not a Defined Term, but that is used in the Bankruptcy Code or Bankruptcy Rules has the meaning assigned to such term in the Bankruptcy Code or Bankruptcy Rules, as applicable;

(c)              whenever the context requires, terms shall include the plural as well as the singular number, the masculine gender shall include the feminine, and the feminine gender shall include the masculine;

[2]	Capitalized terms used in this Introduction have the meanings ascribed to those terms in Article I below.

(d)              any reference in the Plan to a contract, instrument, release, or other agreement or document being in a particular form or on particular terms and conditions means that such agreement or document shall be substantially in such form or substantially on such terms and conditions;

(e)               any reference in the Plan to an existing document, instrument, or exhibit means such document, instrument, or exhibit as it may have been or may be amended, modified, or supplemented from time to time;

(f)               any reference to a specific Person includes any successors or lawful assigns of such Person, and all rights, benefits, interests, and obligations of any Person named or referred to in the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, trustee, liquidator, rehabilitator, conservator, successor, or lawful assign of such Person;

(g)               unless otherwise indicated, the phrase “under the Plan” and similar words or phrases refer to the Plan in its entirety rather than to only a particular portion of the Plan;

(h)              unless otherwise specified, all references in the Plan to sections, articles, schedules, and exhibits are references to sections, articles, schedules, and exhibits of or to the Plan;

(i)               the words “herein,” “hereof,” “hereto,” “hereunder,” “herewith,” and other words of similar import refer to the Plan in its entirety rather than to only a particular portion of the Plan;

(j)                whenever the Plan uses the word “including,” such reference shall be deemed to mean “including, without limitation,”;

(k)              captions and headings to articles and sections are intended to be a part of the Plan;

(l)                whenever the Plan provides that a document or thing must be “acceptable” or “satisfactory” to any Person, such requirement shall in each ease be subject to a reasonableness qualifier;

(m)             the definition given to any term or provision in the Plan supersedes and controls any different meaning that may be given to that term or provision in the Disclosure Statement, on any Ballot, or in any other document other than the Confirmation Order; and

(n)               all other rules of construction set forth in Bankruptcy Code section 102 and in the Bankruptcy Rules shall apply.

The following Defined Terms shall have the respective meanings specified below:

1.1           Administrative Claim: A Claim (other than a Professional Fee Claim, but, for the avoidance of doubt, including Ordinary Course Professional Fee Claims) arising under Bankruptcy Code sections 503(b), 507(a)(2), 507(b), or 1114(e)(2), to the extent not previously paid, otherwise satisfied, or withdrawn, including (a) all fees and charges assessed against the Estates under chapter 123 of title 28 of the United States Code and (b) all Section 503(b)(9) Claims.

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1.2             Administrative Claims Bar Date: The last date by which any Person must File a request for payment of an Administrative Claim, which date shall be the first Business Day that is at least thirty-five (35) calendar days after the Effective Date, or, alternatively, such earlier date as is set by the Bankruptcy Court with the consent of the Liquidation Trust. For the avoidance of doubt, postpetition statutory tax claims shall not be subject to any Adnnnistrative Claims Bar Date. For the further avoidance of doubt, the Claims Bar Date for Section 503(b)(9) Claims was the General Claims Bar Date.

1.3	Allowed, Allowed Claim, or Allowed [ ] Claim:

(a)	with respect to a Claim arising prior to the Petition Date (including a Section503(b)(9) Claim):

(i)	either (A) a proof of claim was timely Filed by the applicable Claims Bar Date, or (B) a proof of claim is deemed timely Filed either as a result of such Claim being Scheduled or by a Final Order; and

(ii)	either (A) the Claim is not a Contingent Claim, a Disputed Claim, an Unliquidated Claim, or a Disallowed Claim; or (B) the Claim is expressly allowed by a Final Order or under the Plan;

(b)	with respect to a Claim arising on or after the Petition Date (excluding a Section 503(b)(9) Claim), a Claim that has been allowed by a Final Order or under the Plan.

Unless otherwise specified in the Plan or by a Final Order, an “Allowed Administrative Claim” or “Allowed Claim” shall not, for any purpose under the Plan, include interest, penalties, fees, or late charges on such Administrative Claim or Claim from and after the Petition Date. Moreover, any portion of a Claim that is satisfied, released, or waived during the Chapter 11 Cases is not an Allowed Claim. For the avoidance of doubt, any and all Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered “Allowed Claims” hereunder.

1.4             Available Cash: All Cash held by the Debtors on the Effective Date or by the Wind-Down Entity, the Liquidation Trust, or the Remaining Debtors on or after the Effective Date; in each case, after payment, allocation, or reserve in accordance with the Plan for: (a) unpaid or unutilized amounts for either Wind-Down Expenses or Liquidation Trust Funding; and (b) any post-Confirmation reserve requirements of the Wind-Down Entity in connection with the Plan, any agreements, or any Bankruptcy Court orders. For the avoidance of doubt, other than to the extent required by Section 3.7 of the Plan, any Cash that has been reserved on or before the Effective Date in respect of any Note holders under the DIP Orders, including amounts reserved in respect of adequate protection pursuant to section 3.1.2.4 of the Final DIP Order or any orders approving the sale of a Debtor’s property, no longer will be treated as reserved on such basis on and after the Effective Date.

1.5             Avoidance Actions: Any and all causes of action, claims, remedies, or rights that may be brought by or on behalf of the Debtors or the Estates under Bankruptcy Code sections 542, 544, 547, 548, 549, 550, 551, or 553, or under related state or federal statutes, or pursuant to any theory or cause of action under common law, regardless whether such action has been commenced prior to the Effective Date.

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1.6             Ballot: The ballot form distributed to each Holder of a Claim entitled to vote to accept or reject the Plan.

1.7             Bankruptcy Code: Title 11 of the United States Code, 11 U.S.C. §§ 101-1532, as the same may be amended from time to time to the extent applicable to the Chapter 11 Cases.

1.8           Bankruptcy Court: The United States Bankruptcy Court for the District of Delaware, or in the event such court ceases to exercise jurisdiction over any Chapter 11 Case, such other court or adjunct thereof that exercises jurisdiction over such Chapter 11 Case in lieu of the United States Bankruptcy Court for the District of Delaware.

1.9            Bankruptcy Rules: The Federal Rules of Bankruptcy Procedure promulgated by the Supreme Court of the United States under 28 U.S.C. § 2075, as the same may be amended from time to time to the extent applicable to the Chapter 11 Cases.

1.10           Business Day: Any day other than a Saturday, a Sunday, a “legal holiday” (as defined in Bankruptcy Rule 9006(a)), or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

1.11           Cash: Cash and cash equivalents, including bank deposits, wire transfers, checks representing good funds, and legal tender of the United States of America or instrumentalities thereof.

1.12         Causes of Action: Any and all claims, rights, actions, causes of action, liabilities, obligations, suits, debts, remedies, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses rights of setoff, third-party claims, subordination claims, subrogation claims, contribution claims, reimbursement claims, indemnity claims, counterclaims, and cross claims, damages, or judgments whatsoever, whether known or unknown, reduced to judgment, liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, foreseen or unforeseen, asserted or un asserted, existing or hereafter arising, in law, at equity, by statute, whether for tort, fraud, contract, or otherwise.

1.13          Chapter 11 Cases: The voluntary chapter 11 bankruptcy cases commenced by the Debtors, which are being jointly administered under the case caption In re Woodbridge Group of Companies, LLC, et al., Case No. 17-12560 (KJC) (Bankr. D. Del.).

1.14           Claim: Any “claim,” as defined in Bankruptcy Code section 101(5), against any of the Debtors or against any property of the Debtors.

1.15          Claim Objection Deadline: Subject to extension as set forth in Section 8.2 of the Plan, the date that is the first Business Day that is at least 180 calendar days after the Effective Date. For the avoidance of doubt, the Claim Objection Deadline may be extended one or more times by the Bankruptcy Court.

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1.16          Claims Agent: Garden City Group, LLC, the Debtors’ court-appointed claims, noticing, and balloting agent.

1.17          Claims Bar Date: As applicable, the Administrative Claims Bar Date, the General Claims Bar Date, the Governmental Claims Bar Date, the SEC Bar Date, any Supplemental Bar Date, or the Rejection Claims Bar Date.

1.18          Class: A category of Claims or Equity Interests designated pursuant to the Plan, or any subclass thereof.

1.19          Class A Liquidation Trust Interests: The Liquidation Trust Interests to be distributed to the Note holders, the Holders of General Unsecured Claims, and the Unit holders under the Plan.

1.20          Class B Liquidation Trust Interests: The Liquidation Trust Interests to be distributed to the Unitholders under the Plan.

1.21          Closing Date: The date on which all of the Chapter 11 Cases have been closed in accordance with Section 11.21 of the Plan.

1.22          Collateral: Any Estate Asset that is subject to a Lien to secure the payment or performance of a Claim, which Lien is perfected and not subject to avoidance under the Bankruptcy Code or otherwise invalid or unenforceable under the Bankruptcy Code or applicable nonbankruptcy law.

1.23          Committees: Collectively, the Noteholder Committee, the Unitholder Committee, and the Unsecured Creditors’ Committee.

1.24          Confirmation: Entry by the Bankruptcy Court of the Confirmation Order.

1.25          Confirmation Hearing: The hearing or hearings held by the Bankruptcy Court to consider confirmation of the Plan as required by Bankruptcy Code section 1128(a), as such hearing may be continued from time to time.

1.26          Confirmation Order: The order of the Bankruptcy Court confirming the Plan pursuant to Bankruptcy Code section 1129 in a form reasonably acceptable to each of the Committees.

1.27          Contingent Claim: Any Claim that is Scheduled or Filed as contingent.

1.28          Contributed Claims: All Causes of Action that a Note holder or Unit holder has against any Person that is not a Released Party and that are related in any way to the Debtors, their predecessors, their respective affiliates, or any Excluded Parties, including (a) all Causes of Action based on, arising out of, or related to the marketing, sale, and issuance of any Notes or Units; (b) all Causes of Action for unlawful dividend, fraudulent conveyance, fraudulent transfer, voidable transaction, or other avoidance claims under state or federal law; (c) all Causes of Action based on, arising out of, or related to the misrepresentation of any of the Debtors’ financial information, business operations, or related internal controls; and (d) all Causes of Action based on, arising out of, or related to any failure to disclose, or actual or attempted cover up or obfuscation of, any of the conduct described in the Disclosure Statement, including in respect of any alleged fraud related thereto.

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 1.29          Contributing Claimants: The Noteholders and the Unitholders that elect on their Ballots to contribute Contributed Claims to the Liquidation Trust.

1.30           Contributing Claimants Enhancement Multiplier: 105%.

1.31           Corporate Action: Any action, approval, authorization, decision, or other act of any kind that would be necessary on the part of any Person for any corporation, limited liability company, or other Person to in turn act.

1.32           Creditor: Any Holder of a Claim.

1.33           Cure Payment: The payment of Cash or the distribution of other property (as the parties may agree or the Bankruptcy Court may order) that is necessary to cure any and all defaults under an executory contract or unexpired lease so that such contract or lease may be assumed, or assumed and assigned, pursuant to Bankruptcy Code section 1123(b)(2).

1.34           Debtor or Debtors: Individually and collectively, each of the entities listed on Exhibit 1 hereto, as the same may be amended from time to time.

1.35           Defined Term: Any capitalized term that is defined in this Article I of the Plan.

1.36           DIP Agent: Hankey Capital, LLC in its capacity as agent under the DIP Facility, or its successor thereunder.

1.37           DIP Claims: Any and all Claims held by any DIP Lenders or the DIP Agent arising from or in connection with the DIP Loan Documents or the DIP Orders.

1.38           DIP Facility: That certain $100 million senior secured superiority debtor-in-possession financing facility provided by the DIP Lenders on the terms of, and subject to the conditions set forth in, the DIP Loan Agreement and the DIP Orders.

1.39           DIP Lenders: Any lenders under the DIP Facility, solely in their capacity as such.

1.40          DIP Loan Agreement: That certain Loan and Security Agreement dated as of December 7, 2017, as amended, restated, modified, supplemented, or replaced from time to time in accordance with its terms, by and among certain specified Debtors, the DIP Lenders, and the DIP Agent.

1.41         DIP Loan Documents: The DIP Loan Agreement and any amendments, modifications supplements thereto, as well as any related notes, certificates, agreements, security agreements, documents, and instruments (including any amendments, restatements, supplements, or modifications of any of the foregoing) related to or executed in connection with the DIP Loan Agreement.

1.42           DIP Orders: Collectively, the Final DIP Order and the preceding interim orders entered by the Bankruptcy Court authorizing the applicable Debtors to enter into the DIP Loan Agreement and access the DIP Facility.

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1.43          Disallowed Claim: Any Claim that (a) is not Scheduled, or is listed thereon as contingent, unliquidated, disputed, or in an amount equal to zero, and whose Holder failed to timely File a proof of claim by the applicable Claims Bar Date (unless late filing was permitted by a Bankruptcy Court order), but excluding any Claim that is expressly Allowed by a Final Order or under the Plan; or (b) has been disallowed pursuant to an order of the Bankruptcy Court.

1.44          Disclosure Statement: That certain disclosure statement relating to the Plan, including all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant to Bankruptcy Code section 1125, as it subsequently may be amended, modified, or supplemented by the Debtors.

1.45          Disclosure Statement Order: The order approving the Disclosure Statement, authorizing the Debtors to solicit acceptances of the Plan, and establishing certain related procedures and deadlines.

1.46          Disputed Claim: Any Claim:

(a)	that is disputed in whole or in part under the Plan; or

(b)	that is asserted by any of the Excluded Parties or any Disputing Claimant, which are Disputed Claims in their entirety and, as such, will have no right to receive any Distributions under the Plan unless and until such Claims are affirmatively Allowed by a Final Order; or

(c)	that

(i)	is not expressly Allowed by a Final Order or under the Plan; and

(ii)	as to which a proof of claim is Filed or is deemed Filed as a result of such Claim being Scheduled; and

(iii)	as to which either:

(1)	an objection or request for estimation or subordination (A) has been timely Filed within the applicable period of limitations fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or a Final Order under which the applicable period of limitation has expired, and (B) has not been denied by a Final Order or withdrawn; or

(2)	the Claim Objection Deadline has not passed as to such Claim (unless the Liquidation Trust has determined that it will not object to such Claim).

1.47          Disputing Claimant: Either (a) a Noteholder or Unitholder (other than an Excluded Party) that has disputed the amounts set forth for such Creditor in the Schedule of Principal Amounts and Prepetition Distributions pursuant to the procedures set forth in the Disclosure Statement Order and applicable Ballot; or (b) a Noteholder holding a Non-Debtor Loan Note Claim that has not elected to have such Claim reclassified in Class 3 pursuant to the procedures set forth in the Disclosure Statement Order and applicable Ballot.

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1.48          Distribution: Any initial or subsequent issuance, payment, or transfer of consideration made under the Plan.

1.49          Distribution Date: Any date on which a Distribution is made.

1.50          Distribution Record Date: The record date for determining entitlement of Holders of Claims to receive Distributions under the Plan, which date shall be the Effective Date.

1.51          Distribution Reserve: One or more reserves in respect of Contingent Claims, Disputed Claims, or Unliquidated Claims established under the Plan for Liquidation Trust Interests distributable under the Plan with respect to such Claims and amounts payable under the Plan with respect to such Claims or on account of such reserved Liquidation Trust Interests.

1.52          Effective Date: The date that is the first Business Day on which each condition set forth in Article IX of the Plan has been satisfied or waived as set forth therein.

1.53          Equity Interests: All previously issued and outstanding common stock, preferred stock membership interests, or other ownership interests in any of the Debtors outstanding immediately prior to the Effective Date, including restricted stock, treasury stock, and all options, warrants, calls, rights, puts, awards, commitments, appreciation rights, or any other agreements of any character to convert, exchange, exercise for, or otherwise receive any such common stock, preferred stock, membership interests, or other ownership interests. For the avoidance of doubt, the Unit Claims are not defined, classified, or treated as Equity Interests under the Plan as a result of the comprehensive settlement and compromise to be effected under the Plan.

1.54          Estate Assets: Collectively, (a) any and all right, title, and interest of the Debtors and the Estates in and to property of whatever type or nature, including their books and records and all Avoidance Actions and Causes of Action, as of the Effective Date; and (b) any assets contributed to or recovered by the Liquidation Trust or the Wind-Down Entity on or after the Effective Date.

1.55          Estates: The chapter 11 estates of the Debtors created by Bankruptcy Code section 541(a).

1.56          Exchange Act: The Securities Exchange Act of 1934, as amended.

1.57          Exchange Act Registration: Registration of the Class A Liquidation Trust Interests or the Class B Liquidation Trust Interests, as the case may be, as a class of equity securities under the Exchange Act.

1.58          Excluded Parties: Any prepetition insider of any of the Debtors, any non-debtor affiliates of the Debtors or insider of any such non-debtor affiliates, any prepetition employee of any of the Debtors involved in any way in the marketing or sale of Notes or Units, and any other Person (including any “broker,” salesperson, consultant, affiliated entity, or professional) involved in any way in the marketing or sale of Notes or Units, including those Persons identified on the Schedule of Excluded Parties.

1.59          Exculpated Parties: Collectively, (a) the Debtors, (b) the New Board, (c) the Committees, and (d) each of the preceding’s respective Related Parties; provided, however, that the Exculpated Parties shall not include any Excluded Party.

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1.60          File, Filed, or Filing: Duly and properly filed with the Bankruptcy Court and reflected on the docket of the Chapter 11 Cases, except with respect to proofs of claim that must be filed with the Claims Agent, in which case “File” or “Filed” means duly and properly filed with the Claims Agent and reflected on the official claims register maintained by the Claims Agent.

1.61          Final Decree: An order entered pursuant to Bankruptcy Code section 350, Bankruptcy Rule 3022, and Local Rule 5009-1 closing the Chapter 11 Cases for the Remaining Debtors.

1.62          Final DIP Order: That certain Final Order on Debtors’ Motion for Entry of Interim and Final Orders (I) Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364, 507, and 552 Authorizing Debtors to (A) Obtain Postpetition Secured Financing, (B) Use Cash Collateral, (C) Grant Adequate Protection to Prepetition Secured Parties; (II) Modifying the Automatic Stay; (III) Scheduling a Final Hearing Pursuant to Bankruptcy Rules 4001(B) and 4001(C); and (IV) Granting Related Relief, entered on March 8, 2018 [Docket No. 724].

1.63          Final Order: An order or judgment of the Bankruptcy Court entered on the docket of the Chapter 11 Cases:

(a)	that has not been reversed, rescinded, stayed, modified, or amended;

(b)	that is in full force and effect; and

(c)           with respect to which (i) the time to appeal or to seek review, rehearing, remand, or a writ of certiorari has expired and as to which no timely filed appeal or petition for review, rehearing, remand, or writ of certiorari is pending; or (ii) any such appeal or petition has been dismissed or resolved by the highest court to which the order or judgment was appealed or from which review, rehearing, remand, or a writ of certiorari was sought.

For the avoidance of doubt, no order shall fail to be a Final Order solely because of the possibility that a motion pursuant to Bankruptcy Code section 502(j), Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or Bankruptcy Rules 9023 or 9024 may be or has been filed with respect to such order.

1.64          Fund Debtors: Collectively, Woodbridge Mortgage Investment Fund 1, LLC Woodbridge Mortgage Investment Fund 2, LLC, Woodbridge Mortgage Investment Fund 3, LLC, Woodbridge Mortgage Investment Fund 3a, LLC, Woodbridge Mortgage Investment Fund 4, LLC, Woodbridge Commercial Bridge Loan Fund 1, LLC, and Woodbridge Commercial Bridge Loan Fund 2, LLC.

1.65          General Claims Bar Date: June 19, 2018.

1.66          General Unsecured Claim: Any unsecured, non-priority Claim asserted against any of the Debtors or the Estates that is not a Note Claim, Subordinated Claim, or Unit Claim including, for the avoidance of doubt, all Rejection Claims, but excluding (a) any Claims arising from any executory contracts or unexpired leases that are assumed during the Chapter 11 Cases and (b) any vendor or other Claims satisfied in the ordinary course of business, as critical-vendor Claims, or pursuant to any other order of the Bankruptcy Court.

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1.67          Governmental Claims Bar Date: With respect to each applicable Debtor and other than the SEC Bar Date (if applicable), the date that is set forth in Exhibit I to the Bar Date Notice attached to the Order Establishing Deadlines for Filing Proofs of Claim and Proofs of Interest and Approving the Form and Manner of Notice thereof [Docket No. 911].

1.68          Holder: The Person that is the owner of record of a Claim, Equity Interest, or Liquidation Trust Interest, as applicable.

1.69          Impaired: Any Class of Claims or Equity Interests that is impaired within the meaning of Bankruptcy Code section 1124.

1.70          Initial Distribution Fund: Cash in a target range of $42.5 – $85.0 million.

1.71          Insured Claim: Any Claim or portion of a Claim (other than a Claim held by an employee of the Debtors for workers’ compensation coverage under the workers’ compensation program applicable in the particular state in which the employee is employed by the Debtors) that is insured under the Debtors’ insurance policies, but only to the extent of such coverage.

1.72          Intercompany Claim: A Claim of one Debtor against another Debtor.

1.73          Intercompany Lien: A Lien securing an Intercompany Claim.

1.74          Lien: Any Men, security interest, pledge, title retention agreement, encumbrance, leasehold, charge, mortgage, or hypothecation to secure payment of a debt or performance of an obligation, other than, in the case of securities and any other equity ownership interests, any restrictions imposed by applicable United States or foreign securities laws.

1.75          Lianidation Trust: A liquidation trust established on the Effective Date for the benefit of the Liquidation Trust Beneficiaries in accordance with the terms of the Plan and the Liquidation Trust Agreement.

1.76          Liquidation Trust Actions: Collectively, all Avoidance Actions and Causes of Action held by the Debtors or the Estates and any Causes of Action that are contributed to the Liquidation Trust as Contributed Claims, in each case as against any Person that is not a Released Party.

1.77          Liquidation Trust Agreement: The agreement substantially in the form Filed in the Plan Supplement and reasonably acceptable to each of the Committees establishing and delineating the terms and conditions of the Liquidation Trust, including the rights and duties of the Liquidation Trustee and the Liquidation Trust Supervisory Board.

1.78         Liquidation Trust Assets: Collectively, (a) the Liquidation Trust Actions, (b) the Liquidation Trust Funding, (c) 100% of the membership interests in the Wind-Down Entity and the Remaining Debtors (and all proceeds and distributions from such entities), (d) Available Cash as of the Effective Date and Available Cash that is possessed by or turned over to the Liquidation Trust after the Effective Date, and (e) other non-real-estate-related assets or entities that may be transferred or oflierwise provided, directly or indireeuy, to or for the benefit of the Debtors (after the Petition Date but before the Effective Date) or the Liquidation Trust (on or after the Effective Date) by any Person.

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1.79          Liquidation Trust Beneficiary: Each Holder of a Liquidation Trust Interest. Liquidation Trust Interests are to be Distributed to Holders of Allowed Note Claims, Allowed General Unsecured Claims, and Allowed Unit Claims in accordance with Sections 3.4, 3.5, and 3.6 of the Plan.

1.80          Liquidation Trust Expenses: Any and all reasonable fees, costs, and expenses incurred by the Liquidation Trustee not inconsistent with the Plan or the Liquidation Trust Agreement, including the maintenance or disposition of the Liquidation Trust Assets (including Liquidation Trustee fees, indemnity reserves, attorneys’ fees, the fees of professionals, and other Persons retained by the Liquidation Trustee, personnel-related expenses, and any taxes imposed on the Liquidation Trust or in respect of the Liquidation Trust Assets), and any other expenses incurred or otherwise payable in accordance with the Liquidation Trust Agreement.

1.81          Liquidation Trust Funding: The Liquidation Trust Seed Funding, any cash collateral or reserves extant as of the Effective Date regarding any Non-Debtor Loan Note Claims, and all Cash required (a) to make payments in accordance with the Plan to Administrative Claims, Professional Fee Claims, Priority Tax Claims, DIP Claims, and Priority Claims; or (b) to fund any other unfunded post-Confirmation reserve requirements of the Liquidation Trust (including Distribution Reserves) in connection with the Plan, any agreements, or any Bankruptcy Court orders. For the avoidance of doubt, other than to the extent required by Section 3.7 of the Plan, any Cash that has been reserved in respect of any Noteholders under the DIP Orders, including amounts reserved in respect of adequate protection pursuant to section 3.1.2.4 of the Final DIP Order or any orders approving the sale of a Debtor’s property, no longer will be treated as reserved on such basis on and after the Effective Date.

1.82          Liquidation Trust Indemnified Parties: The Liquidation Trustee, the Liquidation Trust Supervisory Board, the Remaining Debtors Manager, and their respective Related Parties, each in their respective capacity as such.

1.83         Liquidation Trust Interests: Together, the Class A Liquidation Trust Interests and the Class B Liquidation Trust Interests.

1.84          Liquidation Trust Interests Waterfall: On each Distribution Date, the Liquidation Trust shall distribute its Available Cash as follows:

  a.       The Liquidation Trust shall distribute Available Cash to each Holder of Class A Liquidation Trust Interests Pro Rata based on such Holder’s number of Class A Liquidation Trust Interests until the aggregate amount of all Distributions made pursuant to this clause on account of the Class A Liquidation Trust Interests equals the product of (i) the total number of all Class A Liquidation Trust Interests and (ii) $75.00;

  b.       Thereafter, the Liquidation Trust shall distribute Available Cash to each Holder of Class B Liquidation Trust Interests Pro Rata based on such Holder’s number of Class B Liquidation Trust Interests until the aggregate amount of all Distributions made pursuant to this clause on account of the Class B Liquidation Trust Interests equals the product of (i) the total number of all Class B Liquidation Trust Interests and (ii) $75.00;

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  c.       Thereafter, the Liquidation Trust shall distribute Available Cash to each Holder of a Liquidation Trust Interest (whether a Class A Liquidation Trust Interest or a Class B Liquidation Trust Interest) Pro Rata based on such Holder’s number of Liquidation Trust Interests until the aggregate amount of all Distributions made pursuant to this clause on account of the Liquidation Trust Interests equals an amount equivalent to interest, at a per annum fixed rate of 10%, compounded annually, accrued on the aggregate principal amount of all Net Note Claims, Allowed General Unsecured Claims, and Net Unit Claims outstanding from time to time on or after the first Petition Date (December 4, 2017), treating each Distribution of Available Cash made after the Effective Date pursuant to the immediately preceding two subparagraphs as reductions of such principal amount; and

d.      Thereafter, the Liquidation Trust shall distribute Available Cash Pro Rata to the Holders of Allowed Subordinated Claims until such Claims are paid in full, including interest, at a per annum fixed rate of 10% or such higher rate as may be specified in any consensual agreement or order relating to a given Holder, compounded annually, accrued on the principal amount of each Allowed Subordinated Claim outstanding from time to time on or after the first Petition Date (December 4, 2017).

1.85          Liquidation Trust Seed Funding: Cash in the amount of $5.0 million.

1.86          Liquidation Trust Supervisory Board: A supervisory board for the Liquidation Trust, whose initial members shall be identified at or before the Confirmation Hearing and shall be selected as follows: three (3) individuals nominated by the Unsecured Creditors’ Committee, one (1) individual nominated by the Noteholder Committee, and one (1) individual nominated by the Unitholder Committee. If any member of the Liquidation Trust Supervisory Board selected by the Unsecured Creditors’ Committee is no longer available for any reason, then the remaining member(s) selected by the Unsecured Creditors’ Committee shall select the replacement member(s). If a member of the Liquidation Trust Supervisory Board selected by either the Noteholder Committee or the Unitholder Committee is no longer available for any reason, then the available former members of the Noteholder Committee or Unitholder Committee, as applicable, shall be requested to, and may, select a replacement; provided, however, that if no former members of the Noteholder Committee or the Unitholder Committee, as applicable, are reasonably available and willing to make the selection, then the remaining members of the Liquidation Trust Supervisory Board shall select the replacement member(s).

1.87          Liquidation Trustee: Michael Goldberg and any successor thereto appointed pursuant to the Liquidation Trust Agreement, which successor appointment will require approval of the Liquidation Trust Supervisory Board (and, in the case of the proposed removal and replacement of Michael Goldberg, a determination by the Bankruptcy Court that “cause” exists for such removal and replacement using the standard under Bankruptcy Code section 1104 made after notice of such proposed removal and replacement has been provided to the SEC), in each case acting in the capacity as trustee of the Liquidation Trust.

1.88          Local Rules: The Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware, as amended from time to time.

1.89          Net Note Claims: The Outstanding Principal Amount of the Note Claims held by a particular Noteholder, minus the aggregate amount of all Prepetition Distributions received by such Noteholder; provided that, solely as to those Noteholders that are Contributing Claimants, the resulting difference shall be multiplied by the Contributing Claimants Enhancement Multiplier.

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1.90          Net Unit Claims: The Outstanding Principal Amount of the Unit Claims held by a particular Unitholder, minus the aggregate amount of all Prepetition Distributions received by such Unitholder; provided that, solely as to those Unitholders that are Contributing Claimants, the resulting difference shall be multiplied by the Contributing Claimants Enhancement Multiplier.

1.91          New Board: The “New Board” as defined in and approved by that certain order entered by the Bankruptcy Court on January 23,2018 [Docket No. 357].

1.92          Non-Compensatory Penalty Claims: Any Claim, secured or unsecured, for any fine, penalty, or forfeiture, or for multiple, exemplary, or punitive damages, to the extent such fine, penalty, forfeiture, or damages are not compensation for actual pecuniary loss suffered by the Holder of such Claim.

1.93          Non-Debtor Loan Note Claims: Any Note Claims that are or were purportedly secured by an unreleased assignment or other security interest in any loans or related interests as to which the lender was a Debtor and the underlying borrower actually is or actually was a Person that is not a Debtor to the extent set forth in the Schedule of Non-Debtor Loan Note Claims. The loans to Persons that are not Debtors were made as part of the Debtors’ “Riverdale” segment, as described further in the Disclosure Statement.

1.94          Note Claims: Any and all Claims of a Person holding Notes that arise from or in connection with any Notes.

1.95          Noteholder: A given holder of one or more Notes, after aggregating holdings common to a beneficial natural person owner, natural person joint tenants including after dissolution of marriage by divorce or otherwise, or such holder’s estate, as applicable.

1.96          Noteholder Committee: The Official Ad Hoc Committee of Noteholders appointed in the Chapter 11 Cases as of February 1, 2018, as it may be reconstituted from time to time.

1.97          Notes: Any and all investments, interests, or other rights with respect to any of the Fund Debtors that were styled, marketed, or sold as “notes,” “mortgages,” or “loans.”

1.98          Ordinary Course Professional: Any Ordinary Course Professional, as that term is defined in the Order Authorizing the Employment and Payment of Professionals Used in the Ordinary Course of Business [Docket No. 296].

1.99          Ordinary Coarse Professional Fee Claim: A Claim of an Ordinary Course Professional for compensation or reimbursement of costs and expenses relating to services provided during the period from the Petition Date through and including the Effective Date.

1.100        Other Debtors: All Debtors other than the Fund Debtors.

1.101        Other Secured Claims: Any Seemed Claims that are not DIP Claims.

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1.102    Outstanding Principal Amount: When used in reference to a Note Claim, an amount equal to the aggregate principal balance outstanding as of the Petition Date on the Notes held by the applicable Noteholder; when used in reference to a Unit Claim, an amount equal to the aggregate principal balance outstanding as of the Petition Date on the Units held by the applicable Unitholder, in each case excluding any purportedly accrued prepetition interest and before reduction for any Prepetition Distributions.

1.103    Person: Any person or organization created or recognized by law, including any association, company, cooperative, corporation, entity, estate, fund, individual, joint stock company, joint venture, limited liability company, partnership, trust, trustee, unincorporated organization, government or any political subdivision thereof, or any other entity or organization of whatever nature.

1.104    Petition Date: (a) December 4, 2017, when used in reference to the 279 Debtors that Filed their voluntary chapter 11 petitions for relief in the Bankruptcy Court on such date; (b) February 9, 2018, when used in reference to the fourteen Debtors that Filed their voluntary chapter 11 petitions for relief in the Bankruptcy Court on such date; (c) March 9, 2018, when used in reference to the two Debtors that Filed their voluntary chapter 11 petitions for relief in the Bankruptcy Court on such date; (d) March 23, 2018, when used in reference to the seven Debtors that Filed their voluntary chapter 11 petitions for relief in the Bankruptcy Court on such date; and (e) March 27, 2018, when used in reference to the four Debtors that Filed their voluntary chapter 11 petitions for relief in the Bankruptcy Court on such date.

1.105    Plan: This First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors and all exhibits thereto, including the Plan Supplement, as the same may be amended, modified, or supplemented in the Debtors’ reasonable discretion after consultation with each of the Committees.

1.106    Plan Supplement: The ancillary documents regarding the implementation and effectuation of the Plan, which will be Filed on or before the date that is seven (7) calendar days prior to the Voting Deadline, as such documents may be amended and supplemented prior to the Confirmation Hearing in the Debtors’ reasonable discretion after consultation with each of the Coinmittees.

1.107    Prepetition Distribution: Any consideration, whether or not denominated as “interest,” that was transferred at any time prior to the Petition Date from any Person to a Noteholder or a Unitholder on account of any Notes or Units, as applicable, but excluding consideration representing the return or repayment of the principal of any Note or any Unit (which consideration is applied as such prior to determining the Outstanding Principal Amount for the applicable Notes or Units). Unless excluded by the preceding sentence, such consideration shall include any transfers on account of Notes that were converted to Units or Units that were converted to Notes and shall include any transfers, whether or not denominated as “interest,” on account of Notes or Units held at any time even if such Unit or Note had been paid or was otherwise no longer existing as of the Petition Date.

1.108    Priority Claim: A Claim that is entitled to priority under Bankruptcy Code section 507(a), other than an Administrative Claim and a Priority Tax Claim.

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1.109    Priority Tax Claim: A Claim that is entitled to priority under Bankruptcy Code section 507(a)(8).

1.110    Professional: Any professional (other than an Ordinary Course Professional) employed in the Chapter 11 Cases pursuant to Bankruptcy Code sections 327, 328, 1103, or 1104 or any professional or oilier Person (in each case, other than an Ordinary Course Professional) seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to Bankruptcy Code section 503(b)(3) or 503(b)(4).

1.111    Professional Fee Claim: A Claim of a Professional for compensation or reimbursement of costs and expenses (or of members of any of the Committees for reimbursement of expenses) relating to services provided during the period from the Petition Date through and including the Effective Date.

1.112    Professional Fee Reserve: The reserve established and funded by the Liquidation Trust pursuant to Section 11.2 of the Plan to provide sufficient funds to satisfy in full all unpaid Allowed Professional Fee Claims.

1.113    Pro Rata: Proportionately so that the ratio of (a) the amount of consideration distributed on account of a particular Allowed Claim or Liquidation Trust Interest to (b) the amount or number of that Allowed Claim or Liquidation Trust Interest, is the same as the ratio of (x) the amount of consideration available for Distribution on account of, as applicable, all Allowed Claims in the Class in which the particular Allowed Claim is included or all applicable Liquidation Trust Interests (e.g., all Liquidation Trust Interests, all Class A Liquidation Trust Interests, or all Class B Liquidation Trust Interests) to (y) as applicable, the amount of all Allowed Claims of that Class or the number of applicable Liquidation Trust Interests, as adjusted to take into account any applicable Distribution Reserves.

1.114    Rejection Claim: Any Claim for monetary damages as a result of the rejection of any prepetition executory contract or unexpired lease, whether rejected pursuant to the Confirmation Order or otherwise.

1.115    Rejection Claims Bar Date: To the extent not previously established by prior order of the Bankruptcy Court, the first Business Day that is at least thirty (30) calendar days after the Effective Date.

1.116    Related Parties: Collectively, all of the respective accountants, agents, assigns, attorneys, bankers, consultants, directors, employees, executors, financial advisors, investment bankers, managers, members, officers, partners, predecessors, principals, professional persons, representatives, and successors of the reference Person; provided, however, that the Debtors’ Related Parties will be limited to the following Persons: the employees who are employed by the Debtors on the Effective Date; Richard Nevins; Michael Goldberg; M. Freddie Reiss; Frederick Chin; Bradley D. Sharp; Development Specialists, Inc.; Berkeley Research Group LLC; Klee, Tuchin, Bogdanoff & Stem LLP; Young Conaway Stargatt & Taylor LLP; Glaser Weil Fink Howard Avchen & Shapiro LLP; Homer Bonner Jacobs; Musick, Peeler & Garrett LLP; Province, Inc.; and Garden City Group, LLC.

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1.117    Released Parties: Collectively, (a) the Debtors, (b) the New Board, (c) the Committees, and (d) each of the preceding’s respective Related Parties; provided, however, that the Released Parties shall not include any Excluded Party.

1.118    Releasing Parties: Collectively, (a) the Debtors, (b) the Estates, and (c) any Person exercising or seeking to exercise any rights of the Estates (but solely in that capacity), including each of the Committees (but not their individual members), the Wind-Down CEO, the Liquidation Trustee, the Remaining Debtors Manager, and any other successor to the Debtors or any other estate representative that is or could be appointed or selected pursuant to Bankruptcy Code section 1123(b)(3) or otherwise.

1.119    Remaining Debtors: Woodbridge Group of Companies, LLC and Woodbridge Mortgage Investment Fund 1, LLC.

1.120    Remaining Debtors Manager: The Liquidation Trustee, acting in the capacity as manager of the Remaining Debtors.

1.121   Schedule of Assumed Agreements: The schedule of those certain executory contracts and unexpired leases that the Debtors have determined, in the Debtors’ reasonable discretion after consultation with each of the Committees, the Debtors may assume and assign on the Effective Date. The initial Schedule of Assumed Agreements will be Filed as part of the initial Plan Supplement, but remains subject to any modifications that may be made prior to the Effective Date pursuant to Section 6.1.1 of the Plan.

1.122   Schedule of Excluded Parties: A non-exclusive schedule to the Disclosure Statement that lists certain of the Excluded Parties.

1.123   Schedule of Non-Debtor Loan Note Claims: A schedule to the Disclosure Statement that lists the Noteholders holding Non-Debtor Loan Note Claims as well as the relevant portions of the Schedule of Principal Amounts and Prepetition Distributions applicable to such Non-Debtor Loan Note Claims.

1.124   Schedule of Principal Amounts and Prepetition Distributions: A schedule to the Disclosure Statement that indicates both the Outstanding Principal Amount and the Prepetition Distributions for each Noteholder and Unitholder that is not an Excluded Party.

1.125   Scheduled: Set forth in the Schedules.

1.126   Schedules: The Schedules of Assets and Liabilities Filed by the Debtors on April 15, 2018 as Docket Nos. 1269-1561, and on April 16, 2018 as Docket Nos. 1564-1576 & 1578, as such Schedules may be amended from time to time in accordance with Bankruptcy Rule 1009.

1.127   SEC: The U.S. Securities and Exchange Commission.

1.128   SEC Bar Date: The date or dates that have been established by Bankruptcy Court order regarding the deadline for Filing of Claims by the SEC, as may be extended by subsequent Bankruptcy Court order. See Docket Nos. 1829 & 2273.

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1.129   Section 503(b)(9) Claim: A Claim arising under Bankruptcy Code section 503(b)(9) for the value of any goods received by the Debtors within twenty (20) calendar days before the Petition Date and that were sold to the Debtors in the ordinary course of their business.

1.130   Secured Claim: A Claim that is secured by a valid, perfected, and enforceable Lien on property in which the Debtors or the Estates have an interest, which Lien is valid, perfected, and enforceable under applicable law and not subject to avoidance under the Bankruptcy Code or applicable nonbankruptcy law. A Claim is a Secured Claim only to the extent of the value of the Holder’s interest in the Debtors’ interest in the Collateral or to the extent of the amount subject to setoff against a Cause of Action held by the Debtors, whichever is applicable, and as determined under Bankruptcy Code section 506(a). To the extent that the value of such interest in the Debtors’ interest in the subject Collateral or the amount subject to setoff against a Cause of Action held by the Debtors (as applicable) is less than the amount of the Claim which has the benefit of such security or is supported by such setoff right, such portion of the Claim is unsecured and shall be treated as a General Unsecured Claim unless, in any such case, the Class of which the Secured Claim is a part makes a valid and timely election in accordance with Bankruptcy Code section 1111(b) to have such Claim(s) treated as a Secured Claim to the extent Allowed. For the avoidance of doubt, Intercompany Claims and the Standard Note Claims are not defined, classified, or treated as Secured Claims under the Plan as a result of the comprehensive settlement and compromise to be effected under the Plan.

1.131   Securities Act: The Securities Act of 1933, as amended.

1.132   Standard Note Claim: Any Note Claim that is not a Non-Debtor Loan Note Claim.

1.133   Subordinated Claim: Collectively, (a) any Non-Compensatory Penalty Claims and (b) any other Claim that is subordinated to General Unsecured Claims, Note Claims, or Unit Claims pursuant to Bankruptcy Code section 510, a Final Order, or by consent of the Creditor holding such Claim.

1.134   Supplemental Bar Date: Any “Supplemental Bar Date” as defined and established by the Order Establishing Deadlines for Filing Proofs of Claim and Proofs of Interest and Approving the Form and Manner of Notice Thereof [Docket No. 911].

1.135   Unimpaired: Any Class of Claims that is not impaired within the meaning of Bankruptcy Code section 1124.

1.136   Uninsured Portion: The portion of any Insured Claim, if any, that is not insured under the Debtors’ insurance policies or that is beyond the extent of such coverage.

1.137   Unit Claims: Any and all Claims of a Person holding Units that arise from or in connection with any Units.

1.138   Unitholder: A given holder of one or more Units, after aggregating holdings common to a beneficial natural person owner, natural person joint tenants including after dissolution of marriage by divorce or otherwise, or such holder’s estate, as applicable.

1.139   Unitholder Committee: The Official Ad Hoc Committee of Unitholders appointed in the Chapter 11 Cases as of January 23, 2018, as it may be reconstituted from time to time.

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1.140   Units: Any and all investments, interests, or other rights with respect to any of the Fund Debtors that were styled, marketed, or sold as “units.”

1.141   Unliquidated Claim: Any Claim that is Scheduled as unliquidated or that was Filed in an unliquidated amount.

1.142   Unsecured Creditors’ Committee: The official committee of unsecured creditors, as contemplated under Bankruptcy Code section 1102, which was appointed in the Chapter 11 Cases as of December 14, 2017, as it may be reconstituted from time to time.

1.143   Unsecured Creditors’ Committee Action: The motion Filed by the Unsecured Creditors’ Committee [Docket No. 920] seeking leave, standing, and authority to prosecute certain Causes of Action on behalf of certain Debtors and their Estates, the draft complaint attached thereto, and any adversary proceeding that is subsequently commenced based on such motion or draft complaint.

1.144   U.S. Trustee: The Office of the United States Trustee for the District of Delaware.

1.145   Voting Deadline: The date and time by which all Ballots to accept or reject the Plan must be received in order to be counted under the Disclosure Statement Order.

1.146   Wind-Down Assets: Collectively, (a) all Estate Assets other than the Liquidation Trust Assets and (b) oflier real-estate-related assets or entities that may be transferred or otherwise provided, directly or indirectly, to or for the benefit of the Debtors (after the Petition Date but before the Effective Date) or the Wind-Down Entity (on or after the Effective Date) by any Person.

1.147   Wind-Down Board: The board of directors of the Wind-Down Entity, which will initially consist of Richard Nevins, M. Freddie Reiss, and the Wind-Down CEO.

1.148   Wind-Down CEO: Frederick Chin or his successor.

1.149   Wind-Down Claim Expenses: All Cash required to make payments in accordance with the Plan to Holders of Other Secured Claims and to counterparties to executory contracts and unexpired leases that are assumed and assigned to the Wind-Down Entity under the Plan or otherwise assumed and assigned pursuant to a Final Order.

1.150   Wind-Down Entity: A Delaware limited liability company established on die Effective Date and named “Woodbridge Wind-Down Entity LLC” in which all Wind-Down Assets will be vested and administered by the Wind-Down CEO, subject to the supervision and oversight of the Wind-Down Board and the Liquidation Trustee.

1.151   Wind-Down Expenses: Any and all reasonable fees, costs, and expenses incurred by the Wind-Down Entity not inconsistent with the Plan or the Wind-Down Governance Agreement including (i) any administrative fees; (ii) attorneys’ or other professionals’ fees and expenses of the Wind-Down Entity; (iii) insurance fees or premiums; (iv) taxes; (v) escrow expenses (vi) costs associated with any maintenance, liquidation, and administration as part of the wind down of the Debtors; (vii) Wind-Down Claim Expenses; and (viii) costs to maintain, develop improve, or insure any Wind-Down Assets while they are held for sale or otherwise liquidated, and any other expenses incurred or otherwise payable in accordance with the Wind-Down Governance Agreement.

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1.152   Wind-Down Governance Agreement: An agreement substantially in the form Filed in the Plan Supplement and reasonably acceptable to each of the Committees delineating the rights of the Liquidation Trust and the Liquidation Trust Supervisory Board based on the Liquidation Trust’s 100% ownership of the Wind-Down Entity.

1.153   Wind-Down Indemnified Parties: The Wind-Down CEO, the Wind-Down Board, and their respective Related Parties, each in their respective capacity as such.

ARTICLE II

CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

2.1      Snmmarv and Classification of Claims. This Section classifies Claims – except for Administrative Claims, Professional Fee Claims, Priority Tax Claims, and DIP Claims, which are not classified – for all purposes, including confirmation, Distributions, and voting. A Claim is classified in a particular Class only to the extent that the Claim falls within the Class description. To the extent that part of a Claim falls within a different Class description, that part of the Claim is classified in that different Class. The following table summarizes the Classes of Claims under the Plan:

CLASS	DESCRIPTION	IMPAIRED/ UNIMPAIRED	VOTING STATUS
None	Administrative Claims	Unimpaired	Not Entitled to Vote
None	Professional Fee Claims	Unimpaired	Not Entitled to Vote
None	Priority Tax Claims	Unimpaired	Not Entitled to Vote
None	DIP Claims	Unimpaired	Not Entitled to Vote
Class 1	Other Secured Claims[3]	Unimpaired	Not Entitled to Vote (deemed to accept)
Class 2	Priority Claims	Unimpaired	Not Entitled to Vote (deemed to accept)
Class 3	Standard Note Claims	Impaired	Entitled to Vote
Class 4	General Unsecured Claims	Impaired	Entitled to Vote

[3]	For voting purposes and to comply with Bankruptcy Code section 1122(a), each Allowed Other Secured Claim shall be deemed to be in its own subclass (unless such Holder shares the same Lien on Collateral with a different Holder of another Other Secured Claim, in which case such Claims shall be deemed to be included together in the same subclass).
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CLASS	DESCRIPTION	IMPAIRED/ UNIMPAIRED	VOTING STATUS
Class 5	Unit Claims	Impaired	Entitled to Vote
Class 6	Non-Debtor Loan Note Claims	Impaired	Entitled to Vote
Class 7	Subordinated Claims	Impaired	Not Entitled to Vote (deemed to reject)
Class 8	Equity Interests	Impaired	Not Entitled to Vote (deemed to reject)

NOTWITHSTANDING ANY OTHER TERM OR PROVISION OF THE PLAN, NO DISTRIBUTIONS WILL BE MADE ON ACCOUNT OF ANY CLAIM THAT IS NOT AN ALLOWED CLAIM AND NO RIGHTS WILL BE RETAINED ON ACCOUNT OF ANY CLAIM THAT IS A DISALLOWED CLALM.

2.2         Classification & Voting Controversies.

(a)     If a controversy arises regarding whether any Claim is properly classified under the Plan, then the Bankruptcy Court shall, upon proper motion and notice, determine such controversy at the Confirmation Hearing.

(b)     If the Bankruptcy Court finds that the classification of any Claim is improper, then such Claim shall be reclassified and the Ballot previously cast by the Holder of such Claim shall be counted in, and the Claim shall receive the treatment prescribed in, the Class in which the Bankruptcy Court determines such Claim should have been classified, without the necessity of resoliciting any votes on the Plan.

ARTICLE III

TREATMENT OF CLAIMS AND EQUITY INTERESTS

3.1         Unclassified Claims.

3.1.1      Administrative Claims. Except as otherwise provided for herein, and subject to the requirements of the Plan, on or as soon as reasonably practicable after the later of (i) the Effective Date and (ii) thirty (30) calendar days following the date on which an Administrative Claim becomes an Allowed Administrative Claim, the Holder of such Allowed Adininistrative Claim shall receive, in full satisfaction, settlement, and release of and in exchange for such Allowed Administrative Claim, (a) Cash equal to the unpaid portion of such Allowed Administrative Claim or (b) such other less favorable treatment as to which such Holder and the Liquidation Trust shall have agreed upon in writing.

3.1.2      Professional Fee Claims. Professional Fee Claims shall be paid as set forth in Section 11.2 of the Plan.

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3.1.3     Priority Tax Claims. In full satisfaction, settlement, and release of and in exchange for such Claims, Allowed Priority Tax Claims shall be paid, at the Liquidation Trust’s option, as follows: (a) Cash equal to the unpaid portion of such Allowed Priority Tax Claim on the later of the Effective Date and flinty (30) calendar days following the date on which such Priority Tax Claim becomes an Allowed Priority Tax Claim; (b) in regular installment payments in Cash over a period not exceeding five (5) years after the Petition Date, plus interest on the unpaid portion thereof at the rate determined under applicable nonbankruptcy law as of the calendar month in winch the Effective Date occurs (provided that such election shall be without prejudice to the right to prepay any such Allowed Priority Tax Claim in full or in part without penalty); or (c) such other treatment as to which the Holder of an Allowed Priority Tax Claim and the Liquidation Trust shall have agreed upon in writing.

3.1.4     DIP Claims. Subject to the DIP Orders, on the Effective Date, the DIP Claims shall be deemed to be Allowed in the full amount due and owing under the DIP Facility as of the Effective Date, if any. On the Effective Date, any outstanding DIP Claims shall be indefeasibly paid in full in Cash and the Debtors’ rights and obligations under the DIP Facility shall be cancelled.

3.2         Class 1: Other Secured Claims.

Class 1 consists of all Other Secured Claims. Class 1 is Unimpaired under the Plan.

The legal, equitable, and contractual rights of Holders of Allowed Class 1 Claims are unaltered by the Plan, and, notwithstanding substantive consolidation of the Debtors and vesting of the Wind-Down Assets in the Wind-Down Entity, the Liens of the Holders of Allowed Class 1 Claims will continue to attach to their respective Collateral, provided that all such Claims shall remain subject to any and all defenses, counterclaims, and setoff or recoupment rights with respect thereto. Unless the Wind-Down Entity and the Holder of an Allowed Class 1 Claim agree to other treatment, on or as soon as is reasonably practicable after the Effective Date, each Holder of an Allowed Class 1 Claim shall receive, at the Wind-Down Entity’s option: (i) Cash from the Wind-Down Entity in the Allowed amount of such Holder’s Allowed Class 1 Claim; or (ii) the return by the Wind-Down Entity of the Collateral securing such Allowed Class 1 Claim, without representation or warranty by any Person (and without recourse against any Person regarding such Other Secured Claim); or (iii) (A) the cure of any default, other than a default of the kind specified in Bankruptcy Code section 365(b)(2), that Bankruptcy Code section 1124(2) requires to be cured, with respect to such Holder’s Allowed Class 1 Claim, without recognition of any default rate of interest or similar penalty or charge, and upon such cure, no default shall exist; (B) the reinstatement of the maturity of such Allowed Class 1 Claim as the maturity existed before any default, without recognition of any default rate of interest or similar penalty or charge; and (C) retention of its unaltered legal, equitable, and contractual rights with respect to such Allowed Class 1 Claim, including through the retention of any associated Lien on the Collateral securing such Allowed Class 1 Claim.

The Bankruptcy Court shall retain jurisdiction and power to determine the amount necessary to satisfy any Allowed Class 1 Claim for which treatment is elected under clause (i) or clause (iii) of the immediately foregoing paragraph. With respect to any Allowed Class 1 Claim for which treatment is elected under clause (i), any Holder of such Allowed Class 1 Claim shall release (and by the Confirmation Order shall be deemed to release) all Liens against any Estate Assets. Notwithstanding anything else in the Plan, the Holders of Allowed Class 1 Claims will have no right to receive any Distribution from, or otherwise share in, any of the Liquidation Trust Assets.

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3.3          Class 2: Priority Claims.

Class 2 consists of all Priority Claims. Class 2 is Unimpaired under the Plan.

On, or as soon as reasonably practicable after, the later of (i) the Effective Date and (ii) the date on which a Priority Claim becomes payable pursuant to and as specified by an order of the Bankruptcy Court, the Holder of such Allowed Priority Claim shall receive, in full satisfaction, settlement, and release of and in exchange for such Allowed Priority Claim, either (a) Cash from the Liquidation Trust equal to the unpaid portion of such Allowed Priority Claim or (b) such other less favorable treatment from the Liquidation Trust to which such Holder and the Liquidation Trust shall have agreed upon in writing.

3.4          Class 3: Standard Note Claims.

Class 3 consists of all Standard Note Claims, as well as those Non-Debtor Loan Note Claims that are reclassified in Class 3 pursuant to Section 3.7 of the Plan. Class 3 is Impaired under the Plan.

In full satisfaction, settlement, and release of and in exchange for such Claims, the Holders of Allowed Class 3 Claims will receive on or as soon as reasonably practicable after the Effective Date, one (1) Class A Liquidation Trust Interest for each $75.00 of Net Note Claims held by the applicable Noteholder with respect to its Allowed Note Claims (any resulting fractional Class A Liquidation Trust Interests will be rounded to the nearest hundredth of such Liquidation Trust Interest with five thousandths thereof rounded up to the next hundredth). As set forth more fully in Section 5.4.10 of the Plan, subsequent Distributions of Cash on account of the Class A Liquidation Trust Interests will be made by the Liquidation Trust in accordance with the Liquidation Trust Interests Waterfall.

The treatment of the Standard Note Claims under the Plan is not intended to and will not reduce, impair, satisfy, limit, or otherwise affect any rights that any Noteholder may have against any Person that is not a Released Party (including those rights that may be included in the Contributed Claims and contributed to the Liquidation Trust by making the Ballot election described below).

Each Holder of a Standard Note Claim may agree, by electing on its Ballot, to contribute its Contributed Claims to the Liquidation Trust. By electing such option on its Ballot, the Noteholder agrees that, subject to the occurrence of the Effective Date and the formation of the Liquidation Trust, it will be deemed, without further action, (i) to have contributed its Contributed Claims to the Liquidation Trust and (ii) to have agreed to execute any documents reasonably requested to memorialize such contribution. The relative share of Liquidation Trust recoveries for any so electing Noteholder in respect of its Class 3 Claim will be enhanced by having the amount that otherwise would be its Net Note Claim increased by the Contributing Claimants Enhancement Multiplier. Noteholders also may choose to make such election because aggregating all Contributed Claims and similar Liquidation Trust Actions may enable the pursuit and settlement of such litigation claims in a more efficient and effective manner.

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3.5          Class 4: General Unsecured Claims.

Class 4 consists of all General Unsecured Claims. Class 4 is Impaired under the Plan.

In fall satisfaction, settlement, and release of and in exchange for such Claims, the Holders of Allowed Class 4 Claims will receive on or as soon as reasonably practicable after the Effective Date, one (1) Class A Liquidation Trust Interest for each $75.00 of Allowed General Unsecured Claims held by the applicable Creditor (any resulting fractional Class A Liquidation Trust Interests will be rounded to the nearest hundredth of such Liquidation Trust Interest with five thousandths thereof rounded up to the next hundredth). As set forth more fully in Section 5.4.10 of the Plan, subsequent Distributions of Cash on account of the Class A Liquidation Trust Interests will be made by the Liquidation Trust in accordance with the Liquidation Trust Interests Waterfall.

3.6         Class 5: Unit Claims.

Class 5 consists of all Unit Claims. Class 5 is Impaired under the Plan.

In full satisfaction, settlement, and release of and in exchange for such Claims, the Holders of Allowed Unit Claims will receive on or as soon as reasonably practicable after the Effective Date, 0.725 Class A Liquidation Trust Interests and 0.275 Class B Liquidation Trust Interests for each $75.00 of Net Unit Claims held by the applicable Unitholder with respect to its Allowed Unit Claims (any resulting fractional Class A Liquidation Trust Interests or Class B Liquidation Trust Interests will be rounded to the nearest hundredth of such Liquidation Trust Interest with five thousandths thereof rounded up to the next hundredth). As set forth more fully in Section 5.4.10 of the Plan, subsequent Distributions of Cash on account of the Class A Liquidation Trust Interests and the Class B Liquidation Trust Interests will be made by the Liquidation Trust in accordance with the Liquidation Trust Interests Waterfall.

The treatment of the Unit Claims under the Plan is not intended to and will not reduce, impair, satisfy, limit, or otherwise affect any rights that any Unitholder may have against any Person that is not a Released Party (including those rights that may be included in the Contributed Claims and contributed to the Liquidation Trust by making the Ballot election described below).

Each Holder of a Unit Claim may agree, by electing on its Ballot, to contribute its Contributed Claims to the Liquidation Trust. By electing such option on its Ballot, the Unitholder agrees that, subject to the occurrence of the Effective Date and the formation of the Liquidation Trust, it will be deemed, without further action, (i) to have contributed its Contributed Claims to the Liquidation Trust and (ii) to have agreed to execute any documents reasonably requested to memorialize such contribution. The relative share of Liquidation Trust recoveries for any so electing Unitholder will be enhanced by having the amount that otherwise would be its Net Unit Claim increased by the Contributing Claimants Enhancement Multiplier. Unitholders also may choose to make such election because aggregating all Contributed Claims and similar Liquidation Trust Actions may enable the pursuit and settlement of such litigation claims in a more efficient and effective manner.

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3.7         Class 6: Non-Debtor Loan Note Claims.

Class 6 consists of all Non-Debtor Loan Note Claims. Class 6 is Impaired under the Plan.

The Debtors dispute that any Non-Debtor Loan Note Claim is actually secured by a perfected Lien, and no Class 6 Claim will be Allowed in any respect under the Plan. Instead, the Liquidation Trust may litigate against any Disputing Claimant holding a Non-Debtor Loan Note Claim (i) any disputes about the secured or unsecured status, amount, and priority of such Non-Debtor Loan Note Claim; (ii) any Liquidation Trust Actions that may exist against such Noteholder; and (iii) any other matters pertaining to such Noteholder’s rights vis-à-vis the Debtors or the Estates. In order to settle and avoid such potential litigation, each Class 6 Ballot will provide an opportunity for the applicable Noteholder to affirmatively consent to reclassification of its Claim as a Class 3 Claim, whereupon (a) such Claim will be treated as if such Claim had always been part of Class 3 and based on the applicable amounts in the Schedule of Principal Amounts and Prepetition Distributions, to which amounts the applicable Noteholder will have agreed and be bound; and (b) the applicable Noteholder will have agreed to release (and by the Confirmation Order shall be deemed to release) all asserted Liens against any Estate Assets.

If the Bankruptcy Court determines in a Final Order that any given Holder of a Class 6 Claim holds a valid Secured Claim, then in full satisfaction, settlement, and release of and in exchange for such Claim, such Holder will receive on or as soon as is reasonably practicable after the date of such detennination Cash from the Liquidation Trust in the amount of such Holder’s Allowed Class 6 Claim to the extent such Allowed Claim is a Secured Claim, with post-Confirmation interest thereon at the applicable contract rate, and any Holder of such Allowed Class 6 Claim shall release (and by the Confirmation Order shall be deemed to release) all Liens against any Estate Assets.

If the Bankruptcy Court determines in a Final Order that any given Holder of a Class 6 Claim does not hold a valid Secured Claim, then in full satisfaction, settlement, and release of and in exchange for such Claim, such Claim shall automatically be reclassified as a Class 3 Claim and such Claim will be treated as if such Claim had always been part of Class 3 and based on the Outstanding Principal Amounts and Prepetition Distributions that are determined by the Bankruptcy Court regarding such Noteholder, including, if applicable, after taking into account any Liquidation Trust Actions that the Liquidation Trust may pursue against the particular Disputing Claimant (as to which all rights of the Liquidation Trust are reserved).

If the Liquidation Trust and any given Holder of a Class 6 Claim reach an agreement regarding the treatment of such Holder’s Claim that eliminates the need for the Bankruptcy Court to make the determination contemplated by the preceding two paragraphs, then in full satisfaction, settlement, and release of and in exchange for such Claim, such Claim shall receive the treatment that is agreed between the Liquidation Trust and such Holder.

The treatment of the Non-Debtor Loan Note Claims under the Plan is not intended to and will not reduce, impair, satisfy, limit, or otherwise affect any rights that any Noteholder may have against any Person that is not a Released Party (including those rights that may be included in the Contributed Claims and contributed to the Liquidation Trust by making the Ballot election described below).

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Each Holder of a Non-Debtor Loan Note Claim may agree, by electing on its Ballot, to contribute its Contributed Claims to the Liquidation Trust By electing such option on its Ballot, the Noteholder agrees that, subject to the occurrence of the Effective Date and the formation of the Liquidation Trust, it will be deemed, without further action, (i) to have contributed its Contributed Claims to the Liquidation Trust and (ii) to have agreed to execute any documents reasonably requested to memorialize such contribution. The relative share of Liquidation Trust recoveries for any so electing Noteholder, to the extent that its Claim is classified and treated as a Class 3 Claim, will be enhanced by having the amount that otherwise would be its Net Note Claim increased by the Contributing Claimants Enhancement Multiplier. Noteholders also may choose to make such election because aggregating all Contributed Claims and similar Liquidation Trust Actions may enable the pursuit and settlement of such litigation claims in a more efficient and effective manner.

3.8          Class 7: Subordinated Claims.

Class 7 consists of all Subordinated Claims. Class 7 is Impaired under the Plan.

The Holders of Allowed Subordinated Claims will retain a residual right to receive Cash that remains in the Liquidation Trust after the final administration of all Liquidation Trust Assets and the complete satisfaction of all senior payment rights within the Liquidation Trust Interests Waterfall. The Debtors have determined not to solicit the votes of the Holders of any Class 7 Claims, and such Holders shall be deemed to have rejected the Plan and, therefore, such Holders are not entitled to vote on the Plan.

3.9          Class 8: Equity Interests.

Class 8 consists of all Equity Interests. Class 8 is Impaired under the Plan.

As of the Effective Date, all Equity Interests shall be deemed void, cancelled, and of no further force and effect. On and after the Effective Date, Holders of Equity Interests shall not be entitled to, and shall not receive or retain any property or interest in property under the Plan on account of such Equity Interests. Class 8 is deemed to have rejected the Plan and, therefore, Holders of Equity Interests are not entitled to vote on the Plan.

310       Special Provisions Regarding Insured Claims.

(a)     Any Allowed General Unsecured Claim with respect to an Insured Claim shall be limited to the Uninsured Portion of such Claim, provided such Claims have been timely Filed by the applicable Claims Bar Date.

(b)    If there is insurance purchased by or otherwise applicable to the Debtors, any Person with rights against or under the applicable insurance policy, including the Wind-Down Entity, the Liquidation Trust, and Holders of Insured Claims, may pursue such rights.

(c)    Nothing in this Section 3.10 shall constitute a waiver of any Causes of Action the Debtors, the Estates, the Wind-Down Entity, or the Liquidation Trust may hold against any Person, including the Debtors’ insurance carriers; and nothing in this Section 3.10 is intended to, shall, or shall be deemed to preclude any Holder of an Insured Claim from seeking or obtaining a distribution or oilier recovery from any insurer of the Debtors in addition to (but not in duplication of) any Distribution such Holder may receive under the Plan; provided, however, that the Debtors, the Wind-Down Entity, and the Liquidation Trust do not waive, and expressly reserve their rights to assert that any insurance coverage is property of the Estates to which they are entitled.

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(d)   The Plan shall not expand the scope of, or alter in any other way, the rights and obligations of the Debtors’ insurers under their policies, and the Debtors’ insurers shall retain any and all defenses to coverage that such insurers may have, including the right to contest or litigate with any Person the existence, primacy, or scope of available coverage under any allegedly applicable policy. The Plan shall not operate as a waiver of any other Claims the Debtors’ insurers have asserted or may assert in any proof of claim or of any objections or defenses to any such Claims.

3.11       Comprehensive Settlement of Claims and Controversies.

3.11.1     Generally. Pursuant to Bankruptcy Code sections 1123(a)(5), 1123(b)(3), and 1123(b)(6), as well as Bankruptcy Rule 9019, and in consideration for the Distributions and other benefits provided under the Plan, the provisions of the Plan will constitute a good faith compromise and settlement of all claims and controversies relating to the rights that a Holder of a Claim or an Equity Interest may have against any Debtor with respect to any Claim, Equity Interest, or any Distribution on account thereof as well as of all potential Intercompany Claims. Intercompany Liens, and Causes of Action against any Debtor, including the Unsecured Creditors’ Committee Action. The entry of the Confirmation Order will constitute the Bankruptcy Court’s approval, as of the Effective Date, of the compromise or settlement of all such claims or controversies and the Bankruptcy Court’s finding that all such compromises or settlements are (i) in the best interest of the Debtors, the Estates, and their respective property and stakeholders; and (ii) fair, equitable, and reasonable. This comprehensive compromise and settlement is a critical component of the Plan and is designed to provide a resolution of myriad disputed intercompany and intercreditor Claims, Liens, and Causes of Action that otherwise could take years to resolve, which would delay and undoubtedly reduce the Distributions that ultimately would be available for all Creditors.

3.11.2     Implementing Settlement Elements. Pursuant to the comprehensive compromise and settlement negotiated by the Debtors and the Committees, the Plan effectuates, among other things, the following:

(a)     On the Effective Date, unless held by Excluded Parties or Disputing Claimants (in which case such Claims are Disputed Claims), all Class 3 Standard Note Claims and all Class 5 Unit Claims are deemed Allowed under the Plan as set forth in the Schedule of Principal Amounts and Prepetition Distributions;

(b)     To the extent, and only to the extent, a Claim is Allowed by subparagraph (a) above, the following Liquidation Trust Actions are waived and released as to the applicable Noteholder or Unitholder (that is not a Disputing Claimant): (i) Liquidation Trust Actions to avoid or recover a Prepetition Distribution with respect to the subject Allowed Claim and (ii) Liquidation Trust Actions to avoid or recover a Debtor’s prepetition payment of consideration representing the return or repayment of the principal of any Note or any Unit (which consideration is applied as such prior to determining the Outstanding Principal Amount for the Notes or Units relevant to the applicable Allowed Claim);

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(c)     In accordance with Section 5.8 of the Plan, subject to the rights of Allowed Other Secured Claims, the Fund Debtors will be substantively consolidated into Woodbridge Mortgage Investment Fund 1, LLC and the Other Debtors will be substantively consolidated into Woodbridge Group of Companies, LLC;

(d)    The Holders of Allowed Claims in Class 3 (Standard Note Claims), Class 4 (General Unsecured Claims), Class 5 (Unit Claims), and Class 6 (Non-Debtor Loan Note Claims) will receive the treatment provided for such Holders under the Plan;

(e)      The Liquidation Trust will be created to most effectively and efficiently pursue the Liquidation Trust Actions for the collective benefit of all the Liquidation Trust Beneficiaries (as well as to own the membership interests of the Wind-Down Entity, establish and hold the Distribution Reserves, and receive and distribute to Noteholders, Holders of General Unsecured Claims, and Unitholders holding Liquidation Trust Interests the net proceeds of the liquidation of Wind-Down Assets by the Wind-Down Entity remaining after payment of Wind-Down Expenses, Liquidation Trust Expenses, and certain other Claims, all in accordance with the Plan);

(f)      Findings will be sought in the Confirmation Order that (i) beginning no later than July 2012 through December 1, 2017, Robert H. Shapiro used his web of more than 275 limited liability companies, including the Debtors, to conduct a massive Ponzi scheme raising more than $1.22 billion from over 8,400 unsuspecting investors nationwide; (ii) the Ponzi scheme involved the payment of purported returns to existing investors from funds contributed by new investors; and (iii) the Ponzi scheme was discovered in December 2017; and

(g)     Any Intercompany Claims that could be asserted by one Debtor against another Debtor will be extinguished immediately before the Effective Date with no separate recovery on account of any such Claims and any Intercompany Liens that could be asserted by one Debtor regarding any Estate Assets owned by another Debtor will be deemed released and discharged on the Effective Date; provided, however, that solely with respect to any Secured Claim of a non-debtor as to which the associated Lien would be junior to any Intercompany Lien, the otherwise released Intercompany Claim and associated Intercompany Lien will be preserved for the benefit of, and may be asserted by, the Liquidation Trust as to any Collateral that is Cash and, otherwise, the Wind-Down Entity so as to retain the relative priority and seniority of such Intercompany Claim and associated Intercompany Lien.

ARTICLE TV

ACCEPTANCE OR REJECTION OF THE PLAN

4.1         Impaired Class of Claims Entitled to Vote. Only the votes of Holders of Allowed Claims in Class 3, Class 4, Class 5, and Class 6 shall be solicited with respect to the Plan.

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4.2         Acceptance by an Impaired Class. In accordance with Bankruptcy Code section 1126(c), and except as provided in Bankruptcy Code section 1126(e), the Holders of Claims in any Class entitled to vote on the Plan shall have accepted the Plan if the Plan is accepted by the Holders of at least two-thirds (²/3) in dollar amount and more than one-half (½) in number of the Allowed Claims in such Class that have timely and properly voted to accept or reject the Plan.

4.3         Presumed Acceptances by Unimpaired Classes. Class 1 and Class 2 are Unimpaired under the Plan. Under Bankruptcy Code section 1126(f), the Holders of Claims in such Unimpaired Classes are conclusively presumed to have accepted the Plan, and, therefore, the votes of such Holders shall not be solicited.

4.4         Impaired Classes Deemed to Reject Plan. The Debtors have determined not to solicit the votes of Holders of any Claims in Class 7, and such Holders shall be deemed to have rejected the Plan and, therefore, such Holders are not entitled to vote on the Plan. Holders of Equity Interests in Class 8 are not entitled to receive or retain any property or interests in property under the Plan. Under Bankruptcy Code section 1126(g), such Holders are deemed to have rejected the Plan, and, therefore, the votes of such Holders shall not be solicited.

4.5         Modifications of Votes. Following the Voting Deadline, no Creditors entitled to vote on the Plan will be able to change their votes cast on the Plan or any attendant elections or preferences without the written consent of the Debtors, which consent may be given or withheld in the Debtors’ reasonable discretion after consultation with each of the Committees.

4.6         Confirmation Pursuant to Bankruptcy Code Section 1129(b). Because at least one Impaired Class is deemed to have rejected the Plan, the Debtors will and hereby request confirmation of the Plan under Bankruptcy Code section 1129(b). The Debtors reserve the right to alter, amend, modify, revoke, or withdraw the Plan, the Plan Supplement, or any schedule or exhibit, including to amend or modify it to satisfy the requirements of Bankruptcy Code section 1129(b), if neeessary.

4.7         Elimination of Vacant Classes. Any Class of Claims or Equity Interests that does not contain, as of the date of the commencement of the Confirmation Hearing, a Holder of an Allowed Claim, or a Holder of a Claim temporarily allowed under Bankruptcy Rule 3018, shall be deemed deleted from the Plan for purposes of determining acceptance of the Plan by such Class under Bankruptcy Code section 1129(a)(8).

4.8         Severability of Joint Plan. This Plan represents a joint plan comprised of individual plans for each of the Debtors. As further discussed in Section 11.6 of the Plan, the Debtors may alter, amend, or modify this Plan at or before the Confirmation Hearing, including to remove one or more Debtors from this Plan, in the Debtors’ reasonable discretion after consultation with each of the Committees.

ARTICLE V

IMPLEMENTATION OF THE PLAN

5.1         Implementation of the Plan. The Plan will be implemented by various acts and transactions as set forth in the Plan, including, among other things, the establishment of the Wind-Down Entity and the Liquidation Trust, the appointment of the Wind-Down CEO, the Liquidation Trustee, and the Remaining Debtors Manager, and the making of Distributions by the Liquidation Trust and, as applicable, the Wind-Down Entity in accordance with the Plan.

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5.2         Streamlining of the Debtors’ Corporate Affairs.

5.2.1     Debtors’ Existing Directors, Officers, and Managers. On the Effective Date, each of the Debtors’ existing directors, officers, and managers shall be terminated automatically without the need for any Corporate Action and without the need for any corporate or limited liability company filings, and shall have no ongoing rights against or obligations to the Debtors or the Estates, including under any applicable prepetition agreements (all of which will be deemed terminated). On the Effective Date, the Wind-Down CEO shall succeed to all such powers as would have been applicable to the Debtors’ officers and managers in respect of all Wind-Down Assets and the Liquidation Trustee shall succeed to all such powers as would have been applicable to the Debtors’ officers and managers in respect of all Liquidation Trust Assets; provided, however, that the Wind-Down CEO and the Liquidation Trustee may continue to consult with or employ the Debtors’ former directors, officers, employees, and managers to the extent required to comply with applicable law or contractual provisions regarding the Debtors.

5.2.2    The Remaining Debtors Pending the Closing of the Cases. Each Remaining Debtor shall continue in existence after the Effective Date as a post-Effective-Date entity for the purposes of ensuring, among other tilings, that Creditors will obtain the benefits of any allegedly transfer-restricted assets. Without the need for any Corporate Action and without the need for any corporate or limited liability company filings, (a) all Equity Interests of the Remaining Debtors issued and outstanding immediately before the Effective Date shall be automatically cancelled and extinguished on the Effective Date and (b) as of the Effective Date, new membership interests of each Remaining Debtor, representing all of the issued and outstanding membership interests of each such Remaining Debtor, shall be issued to the Liquidation Trust, which new membership interests so issued shall be deemed to have been offered and sold to the Liquidation Trust in reliance on the exemption from registration under the Securities Act afforded by section 4(a)(2) thereof. On and after the Effective Date, each Remaining Debtor will be a wholly-owned subsidiary of the Liquidation Trust, and the Liquidation Trust may expend with respect to such Remaining Debtor such amounts as the Liquidation Trust determines is appropriate, in its discretion. The sole manager of each Remaining Debtor shall be the Remaining Debtors Manager. The Remaining Debtors Manager’s rights and powers with respect to operations, employment, compensation, indemnity, and exculpation as to each Remaining Debtor shall, to the greatest extent possible, be the same as its rights and powers as Liquidation Trustee in connection with the Liquidation Trust, and the Remaining Debtors Manager may take such steps as appropriate to maintain the good standing of the applicable Remaining Debtor. Until a Remaining Debtor is dissolved, all cash or property received by the Remaining Debtor, gross or net of any expenses of the Remaining Debtor incurred after the Effective Date shall be transferred to the Liquidation Trust. Each Remaining Debtor (a) shall have the Liquidation Trust as its sole member and the Liquidation Trust shall be deemed to be admitted as a member of each Remaining Debtor on the Effective Date, (b) shall be treated as a disregarded entity for income tax purposes, (c) shall have a purpose consistent with the purpose of the Liquidation Trust as set forth in Section 5.4.4 of the Plan, and (d) shall be subject to the same limitations imposed on the Liquidation Trustee under the terms of this Plan and the Liquidation Trust Agreement.

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5.2.3          Dissolution of the Debtors. On the Effective Date, each of the Debtors other than the Remaining Debtors will be dissolved automatically without the need for any Corporate Action, without the need for any corporate or limited liability company filings, and without the need for any other or further actions to be taken by or on behalf of such dissolving Debtor or any other Person or any payments to be made in connection therewith; provided, however, that the Liquidation Trust may in its discretion file any certificates of cancellation as may be appropriate in connection with dissolution of any Debtors other than the Remaining Debtors. On and as of the earlier of the Closing Date and the date on which the Remaining Debtors Manager Files with the Bankruptcy Court a notice of dissolution as to a Remaining Debtor, such Remaining Debtor will be dissolved automatically without the need for any Corporate Action, without the need for any corporate or limited liability company filings, and without the need for any other or further actions to be taken by or on behalf of such dissolving Remaining Debtor or any other Person or any payments to be made in connection therewith; provided, however, that the Liquidation Trust may in its discretion file any certificates of cancellation as may be appropriate in connection with dissolution of any Remaining Debtors.

5.2.4          Corporate Documents and Corporate Authority. On the Effective Date, the certificates of incorporation, bylaws, operating agreements, and articles of organization, as applicable, of all the Debtors shall be deemed amended to the extent necessary to carry out the provisions of the Plan. The entry of the Confirmation Order shall constitute authorization for the Debtors, the Wind-Down CEO, the Liquidation Trustee, and the Remaining Debtors Manager, as applicable, to take or cause to be taken all actions (including, if applicable, Corporate Actions) necessary or appropriate to implement all provisions of, and to consummate, the Plan prior to, on, and after the Effective Date and all such actions taken or caused to be taken shall be deemed to have been authorized and approved by the Bankruptcy Court without further approval, act, or action under any applicable law, order, rule, or regulation.

5.3         The Wind-Down Entity.

5.3.1      Appointments.

(a)         On and after the Effective Date, the initial Wind-Down CEO shall become and serve as Wind-Down CEO. The compensation terms for the Wind-Down CEO will be set forth in a separate document to be Filed as part of the Plan Supplement.

(b)         On and after the Effective Date, the initial Wind-Down Board shall become and serve as Wind-Down Board. The compensation of the non-CEO members of the Wind-Down Board will be $20,000 per month for each calendar month of service during the first year after the Effective Date and $15,000 per month for each calendar month of service commencing after the first anniversary of the Effective Date.

5.3.2     Creation and Governance of the Wind-Down Entity. On the Effective Date, the Wind-Down Entity and the Liquidation Trustee shall execute the Wind-Down Governance Agreement and shall take any other steps necessary to establish the Wind-Down Entity in accordance with the Plan. The Wind-Down Entity shall be governed by the Wind-Down Governance Agreement and administered by the Wind-Down CEO and the Wind-Down Board. The powers, rights, duties, and responsibilities of the Wind-Down CEO and the Wind-Down Board shall be specified in the Wind-Down Governance Agreement. The Wind-Down Entity shall hold, administer, and distribute the Wind-Down Assets in accordance with the provisions of the Plan and the Wind-Down Governance Agreement. The Wind-Down Entity (a) shall have the Liquidation Trust as its sole member and the Liquidation Trust shall be deemed to be admitted as a member of the Wind-Down Entity on the Effective Date, (b) shall be treated as a disregarded entity for income tax purposes, (c) shall have a purpose consistent with the purpose of the Liquidation Trust as set forth in Section 5.4.4 of the Plan, and (d) shall be subject to the same limitations imposed on the Liquidation Trustee under the terms of this Plan and the Liquidation Trust Agreement.
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5.3.3     Vesting of Wind-Down Assets. On the Effective Date, the Wind-Down Entity will be automatically vested with all of the Debtors’ and the Estates’ respective rights, title, and interest in and to all Wind-Down Assets, including any Debtor’s or any Estate’s associated rights, including any such rights to exercise and enforce rights and remedies of Holders of Non-Debtor Loan Note Claims regarding any loans or related interests as to which the lender was a Debtor and the underlying borrower actually is or actually was a Person that is not a Debtor as more fully set forth in Section 5.3.4(g) of the Plan. Except as specifically provided in the Plan or the Confirmation Order, the Wind-Down Assets shall automatically vest in the Wind-Down Entity free and clear of all Claims, Liens, or interests, and such vesting shall be exempt from any stamp, real estate transfer, other transfer, mortgage reporting, sales, use, or other similar tax. The Wind-Down Entity shall be the exclusive representative of the Estates appointed pursuant to Bankruptcy Code section 1123(b)(3)(B) regarding all Wind-Down Assets.

5.3.4     Authority. Subject to the supervision of the Wind-Down Board and the provisions of the Wind-Down Governance Agreement, the Wind-Down CEO shall have the authority and right on behalf of each of the Debtors and their respective Estates, without the need for Bankruptcy Court approval (unless otherwise indicated), to carry out and implement all applicable provisions of the Plan for the ultimate benefit of the Liquidation Trust, including to:

(a)          retain, compensate, and employ professionals and other Persons to represent the Wind-Down Entity with respect to and in connection with its rights and responsibilities;

(b)          establish, maintain, and administer accounts of the Debtors as appropriate;

(c)          maintain, develop, improve, administer, operate, conserve, supervise, collect, settle, and protect the Wind-Down Assets (subject to the limitations described herein or in the Wind-Down Governance Agreement);

(d)          sell, liquidate, transfer, assign, distribute, abandon, or otherwise dispose of the Wind-Down Assets or any part thereof or any interest therein, including through the formation on or after the Effective Date of any new or additional legal entities to be owned by the Wind-Down Entity to own and hold particular Wind-Down Assets separate and apart from any other Wind-Down Assets, upon such terms as the Wind-Down CEO determines to be necessary, appropriate, or desirable (subject to the limitations described herein or in the Wind-Down Governance Agreement), including the consummation of any sale transaction for any Wind-Down Assets as to which an approval order was entered by the Bankruptcy Court before the Effective Date;

(e)          invest Cash of the Debtors and the Estates, including any Cash realized from the liquidation of the Wind-Down Assets, which investments, for the avoidance of doubt, will not be required to comply with Bankruptcy Code section 345(b);
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(f)           negotiate, incur, and pay the Wind-Down Expenses, including in connection with the resolution and satisfaction of any Wind-Down Claim Expenses;

(g)          exercise and enforce all rights and remedies regarding any loans or related interests as to which the lender was a Debtor and the underlying borrower actually is or actually was a Person that is not a Debtor, including any such rights or remedies that any Debtor or any Estate was entitled to exercise or enforce prior to the Effective Date on behalf of a Holder of a Non-Debtor Loan Note Claim, and including rights of collection, foreclosure, and all other rights and remedies arising under any promissory note, mortgage, deed of trust, or other document with such underlying borrower or under applicable law;

(h)          comply with the Plan, exercise the Wind-Down CEO’s rights, and perform the Wind-Down CEO’s obligations; and

(i)           exercise such other powers as deemed by the Wind-Down CEO to be necessary and proper to implement the provisions of the Plan.

To the extent necessary to give full effect to its administrative rights and duties under the Plan, the Wind-Down CEO shall be deemed to be vested with all rights, powers, privileges, and authorities of (i) an appropriate corporate or limited liability company officer or manager of each of the Debtors under any applicable nonbankruptcy law and (ii) a “trustee” of each of the Debtors under Bankruptcy Code sections 704 and 1106.

5.3.5     Relationship with the Liquidation Trust.

(a)          On the Effective Date, all of the membership interests in the Wind-Down Entity will be issued to the Liquidation Trust. The Liquidation Trust will at all times be the sole and exclusive owner of the Wind-Down Entity, and the Wind-Down Entity will not issue any equity interests to any other Person.

(b)          Commencing on the first Business Day that is no longer than thirty (30) calendar days after the quarter-end of the first full calendar quarter following the Effective Date and continuing on the first Business Day that is no longer than thirty (30) calendar days after each calendar quarter-end thereafter, the Wind-Down Entity will remit to the Liquidation Trust as of such quarter-end any Cash in excess of its budgeted reserve for ongoing operations, other anticipated Wind-Down Expenses, and its other Plan obligations (subject to more specific provisions as may be set forth in the Wind-Down Governance Agreement).

(c)        The Wind-Down Entity shall advise the Liquidation Trust regarding the status of the affairs of the Wind-Down Entity on at least a monthly basis and shall reasonably make available to the Liquidation Trust such information as is necessary for any reporting by the Liquidation Trust.

(d)         The Wind-Down Entity shall advise the Liquidation Trust regarding any material actions by the Wind-Down Board, including the sale of any property prior to entering into a contract of sale or the change in course of the business plan agreed to as part of the Plan. If there is any disagreement between the Wind-Down Entity and the Liquidation Trust as to a material matter, in the first instance the Wind-Down Entity and the Liquidation Trust shall seek to resolve their dispute regarding such material matter. In the event the Wind-Down Entity and the Liquidation Trust cannot resolve the dispute, then no action will be taken regarding such material matter absent an order of the Bankruptcy Court.
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(e)              The Liquidation Trust will have all additional rights regarding the Wind-Down Entity as are set forth in the Wind-Down Governance Agreement, including that the Wind-Down Entity shall not be entitled to encumber, invest, or gift any of its assets or make asset acquisitions except as and to the extent permitted by the Wind-Down Governance Agreement.

5.3.6          Removal or Resignation of the Wind-Down CEO. The Wind-Down CEO may be removed for cause by the Wind-Down Board. The Wind-Down CEO may resign by giving not less than thirty (30) calendar days’ prior notice thereof in a notice Filed in the Chapter 11 Cases.

5.3.7          Successor Wind-Down CEO. At any time that Frederick Chin is no longer the Wind-Down CEO, me Wind-Down Board will select a replacement Wind-Down CEO, subject to the approval of such replacement by the Liquidation Trust.

5.3.8          Removal or Resignation of Wind-Down Board Members. A member of the Wind-Down Board may be removed for cause by the Liquidation Trust. A member of the Wind-Down Board may resign by giving not less than thirty (30) calendar days’ prior notice thereof to the other members of the Wind-Down Board.

5.3.9          Successor Wind-Down Board Members. At any time that there is a vacancy on the Wind-Down Board, the Liquidation Trust will select a replacement Wind-Down Board member.

5.3.10      Termination of the Wind-Down CEO and Dissolation of the Wind-Down Entity. Following the sale or other disposition of all the Wind-Down Assets, the Wind-Down CEO’s role as Wind-Down CEO shall be terminated, the Wind-Down Entity shall be dissolved, and the Wind-Down Board shall authorize and direct that the Wind-Down CEO file a certificate of cancellation to terminate the existence of the Wind-Down Entity.

5.3.11      Indemnification. The Wind-Down Entity and the Liquidation Trust shall indemnify the Wind-Down Indemnified Parties for, and shall defend and hold them harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost, or expense (including the reasonable fees and expenses of their respective professionals) incurred without gross negligence or willful misconduct on the part of the Wind-Down Indemnified Parties (which gross negligence or willful misconduct, if any, must be determined by a final, non-appealable order of a court of competent jurisdiction) for any action taken, suffered, or omitted to be taken by the Wind-Down Indemnified Parties in connection with the acceptance, administration, exercise, and performance of their duties under the Plan or the Wind-Down Governance Agreement, as applicable. An act or omission taken with the approval of the Bankruptcy Court, and not inconsistent therewith, will be conclusively deemed not to constitute gross negligence or willful misconduct. In addition, the Wind-Down Entity and the Liquidation Trust shall, to the fullest extent permitted by law, indemnify, defend, and hold harmless the Wind-Down Indemnified Parties, from and against and with respect to any and all liabilities, losses, damages, claims, costs, and expenses, including attorneys’ fees arising out of or due to their actions or omissions, or consequences of such actions or omissions, with respect to the Wind-Down Entity or the implementation or administration of the Plan if the Wind-Down Indemnified Party acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interest of the Wind-Down Entity. To the extent the Liquidation Trust indemnifies, defends, and holds harmless any Wind-Down Indemnified Parties as provided above, the legal fees and related costs incurred by counsel to the Liquidation Trust in monitoring or participating in the defense of such claims giving rise to the right of indemnification shall be paid as Liquidation Trust Expenses. The costs and expenses incurred in enforcing the right of indemnification in this Section 5.3.11 shall be paid by the Wind-Down Entity or Liquidation Trust, as applicable.
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5.3.12  Insurance. The Wind-Down Entity shall be authorized, but not required, to obtain any insurance coverages deemed to be reasonably necessary, as a Wind-Down Expense and after taking into account any insurance that may have separately been obtained by the Liquidation Trust, for itself and its respective agents, including coverage with respect to the liabilities, duties, and obligations of the Wind-Down Board and the Wind-Down CEO, which insurance coverage may, at the sole discretion of the Wind-Down Board, be extended for a reasonable period after the termination of the Wind-Down Governance Agreement.

5.3.13  Control Provision. To the extent there is any inconsistency between the Plan as it relates to the Wind-Down Entity and the Wind-Down Governance Agreement, the Plan shall control.

5.4         Liquidation Trust.

5.4.1     Appointments.

(a)          On and after the Effective Date, the initial Liquidation Trustee shall become and serve as Liquidation Trustee. The Liquidation Trustee will receive (i) base compensation at an hourly rate of $550 per hour for 2018, with 10% rate raises commencing at the beginning of calendar years 2019 and 2020; (ii) incentive compensation as determined by the Liquidation Trust Supervisory Board; and (iii) reimbursement of reasonable expenses, as may be more specifically set forth in the Liquidation Trust Agreement.

(b)         On and after the Effective Date, the initial Liquidation Trust Supervisory Board shall begin to serve without further action. As may be more specifically set forth in the Liquidation Trust Agreement, the compensation payable to each member of the Liquidation Trust Supervisory Board for each calendar month of service shall be $10,000 monthly for the first twelve months from and after the Effective Date (counting the month of the Effective Date as the first calendar month even if it is a partial calendar month), $7,500 monthly for the thirteenth through twenty-fourth calendar months after the Effective Date, $5,000 monthly for the twenty-fifth through thirty-sixth calendar months after the Effective Date, and $2,500 monthly for each calendar month thereafter until termination of the Liquidation Trust in accordance with the Plan (prorated as appropriate if a member commences his or her service other than on the first day of a month or terminates his or her service other than on the last day of a month), plus, in all instances, reimbursement of reasonable expenses.
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5.4.2           Creation and Governance of the Liquidation Trust. On the Effective Date, the Liquidation Trustee shall execute the Liquidation Trust Agreement and shall take any other steps necessary to establish the Liquidation Trust in accordance with the Plan and the beneficial interests therein. For federal income tax purposes, the transfer of the assets to the Liquidation Trust will be treated as a sale or other disposition of assets (except for the assets transferred to the Disputed Ownership Fund as provided in Section 7.10 of the Plan) to the Liquidation Trust Beneficiaries in exchange for their claims in the Chapter 11 Cases. Any income or loss from the transfer of assets to the Liquidation Trust shall flow through to the ultimate taxpaying member of each Debtor who will be responsible to pay the tax liability, if any. For federal income tax purposes, the Liquidation Trust Beneficiaries shall be treated as the grantors of the Liquidation Trust and deemed to be the owners of the assets of the Liquidation Trust. The transfer of the Liquidation Trust Assets to the Liquidation Trust shall be deemed a transfer to the Liquidation Trust Beneficiaries by the Debtors, followed by a deemed transfer by such Liquidation Trust Beneficiaries to the Liquidation Trust. The Debtors, the Liquidation Trust Beneficiaries, and the Liquidation Trust will consistently report the valuation of the assets transferred to the Liquidation Trust. Such consistent valuations and revised reporting will be used for all federal income tax purposes. Income deductions, gain, or loss from the Liquidation Trust shall be reported to the beneficiaries of the Liquidation Trust in conjunction with the filing of the Liquidation Trust’s income tax returns. Each Liquidation Trust Beneficiary shall report income, deductions, gain, or loss on such Liquidation Trust Beneficiary’s income tax returns. The Liquidation Trust shall be governed by the Liquidation Trust Agreement and administered by the Liquidation Trustee. The powers, rights, and responsibilities of the Liquidation Trustee shall be specified in the Liquidation Trust Agreement. After an objection to a Disputed Claim is resolved or a Contingent Claim or Unliquidated Claim has been determined in whole or in part by a Final Order or by agreement, the Liquidation Trust Interests and/or Cash held in the Disputed Ownership Fund shall be transferred as described in Section 7.11 of the Plan.

5.4.3          Vesting of Liquidation Trust Assets. On the Effective Date, the Liquidation Trust will be automatically vested with all of the Debtors’ and the Estates’ respective rights, title, and interest in and to all Liquidation Trust Assets. Except as specifically provided in the Plan or the Confirmation Order, the Liquidation Trust Assets shall automatically vest in the Liquidation Trust free and clear of all Claims, Liens, or interests subject only to the Liquidation Trust Interests and the Liquidation Trust Expenses, as provided for in the Liquidation Trust Agreement, and such vesting shall be exempt from any stamp, real estate transfer, other transfer, mortgage reporting, sales, use, or other similar tax. The Liquidation Trustee shall be the exclusive trustee of the Liquidation Trust Assets for purposes of 31 U.S.C. § 3713(b) and 26 U.S.C. § 6012(b)(3), as well as the representative of the Estates appointed pursuant to Bankruptcy Code section 1123(b)(3) regarding all Liquidation Trust Assets. The Liquidation Trust shall hold and distribute the Liquidation Trust Assets in accordance with the provisions of the Plan and the Liquidation Trust Agreement.

5.4.4          Purpose of the Liquidation Trust. The Liquidation Trust shall be established for the purpose of pursuing or liquidating the Liquidation Trust Assets and making Distributions to the Liquidation Trust Beneficiaries in accordance with Treasury Regulation section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.
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5.4.5      Authority. Subject to the supervision of the Liquidation Trust Supervisory Board, the Liquidation Trustee shall have the authority and right on behalf of the Debtors and the Estates and without the need for Bankruptcy Court approval (in each case, unless otherwise provided in the Plan) to carry out and implement all applicable provisions of the Plan including to:

(a)          review, reconcile, compromise, settle, or object to Claims and resolve such objections as set forth in the Plan, free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules;

(b)          calculate and make Distributions and calculate and establish reserves under and in accordance with the Plan;

(c)          retain, compensate, and employ professionals and other Persons to represent the Liquidation Trustee with respect to and in connection with its rights and responsibilities;

(d)          establish, maintain, and administer documents and accounts of the Debtors as appropriate, which shall be segregated to the extent appropriate in accordance with the Plan;

(e)          maintain, conserve, collect, settle, and protect the Liquidation Trust Assets (subject to the limitations described herein);

(f)          sell, liquidate, transfer, assign, distribute, abandon, or otherwise dispose of the Liquidation Trust Assets or any part thereof or interest therein upon such terms as the Liquidation Trustee determines to be necessary, appropriate, or desirable; provided, however, that the Liquidation Trustee shall not sell, transfer, or otherwise dispose of the Liquidation Trust’s membership interests in the Wind-Down Entity without further approval of the Bankruptcy Court;

(g)         negotiate, incur, and pay the Liquidation Trust Expenses;

(h)         prepare and file any and all informational returns, reports, statements, returns, and other documents or disclosures relating to the Debtors that are required under the Plan, by any governmental unit, or by applicable law;

(i)          compile and maintain the official claims register, including for purposes of making initial and subsequent Distributions under the Plan;

(j)          take such actions as are necessary or appropriate to wind-down and dissolve the Remaining Debtors;

(k)         comply with the Plan, exercise the Liquidation Trustee’s rights, and perform the Liquidation Trustee’s obligations; and

(l)          exercise such other powers as deemed by the Liquidation Trustee to be necessary and proper to implement the Plan.

To the extent necessary to give full effect to its administrative rights and duties under the Plan, the Liquidation Trustee shall be deemed to be vested with all rights, powers, privileges, and authorities of (i) an appropriate corporate or limited liability company officer or manager of each of the Debtors under any applicable nonbankruptcy law and (ii) a “trustee” of each of the Debtors under Bankruptcy Code sections 704 and 1106. The Liquidation Trust Supervisory Board will have all rights and powers of a corporate board appointed under Delaware law.
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5.4.6    Limitation of Liability. The Liquidation Trustee shall enjoy all of the rights, powers, immunities, and privileges applicable to a Bankruptcy Code chapter 7 trustee with respect to limitations of liability. The Liquidation Trustee may, in connection with the performance of its functions, in its sole and absolute discretion, consult with its attorneys, accountants, advisors, and agents, and shall not be liable for any act taken, or omitted to be taken, or suggested to be done in accordance with advice or opinions rendered by such Persons, regardless of whether such advice or opinions were in writing. Notwithstanding such authority, the Liquidation Trustee shall be under no obligation to consult with any such attorneys, accountants, advisors, or agents, and its determination not to do so shall not result in the imposition of liability on the Liquidation Trustee unless such determination is based on willful misconduct, gross negligence, or fraud. Persons dealing with the Liquidation Trustee shall look only to the Liquidation Trust Assets to satisfy any liability incurred by the Liquidation Trustee to such Person in carrying out the terms of the Plan or the Liquidation Trust Agreement, and the Liquidation Trustee shall have no personal obligation to satisfy such liability.

5.4.7      Indemnification. The Wind-Down Entity and the Liquidation Trust shall indemnify the Liquidation Trust Indemnified Parties for, and shall defend and hold them harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost, or expense (including the reasonable fees and expenses of their respective professionals) incurred without gross negligence or willful misconduct on the part of the Liquidation Trust Indemnified Parties (which gross negligence or willful misconduct, if any, must be determined by a final, non-appealable order of a court of competent jurisdiction) for any action taken, suffered, or omitted to be taken by the Liquidation Trust Indemnified Parties in connection with the acceptance, administration, exercise, and performance of their duties under the Plan or the Liquidation Trust Agreement, as applicable. An act or omission taken with the approval of the Bankruptcy Court, and not inconsistent therewith, will be conclusively deemed not to constitute gross negligence or willful misconduct. In addition, the Wind-Down Entity and the Liquidation Trust shall, to the fullest extent permitted by law, indemnify, defend, and hold harmless the Liquidation Trust Indemnified Parties, from and against and with respect to any and all liabilities, losses, damages, claims, costs, and expenses, including attorneys’ fees arising out of or due to their actions or omissions, or consequences of such actions or omissions, with respect to the Liquidation Trust, the Remaining Debtors, or the implementation or administration of the Plan if the Liquidation Trust Indemnified Party acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interest of the Liquidation Trust or the Remaining Debtors. To the extent the Wind-Down Entity or the Liquidation Trust indemnifies, defends, and holds harmless any Liquidation Trust Indemnified Parties as provided above, the legal fees and related costs incurred by counsel to the Liquidation Trustee or the Remaining Debtors Manager in monitoring or participating in the defense of such claims giving rise to the right of indemnification shall be paid as Liquidation Trust Expenses. The costs and expenses incurred in enforcing the right of indemnification in this Section 5.4.7 shall be paid by the Wind-Down Entity or the Liquidation Trust, as applicable.

5.4.8      Insurance. The Liquidation Trustee shall be authorized, but not required, to obtain any insurance coverages deemed to be reasonably necessary, at the Liquidation Trust’s sole expense, for itself, the Remaining Debtors Manager, and their respective agents, including coverage with respect to the liabilities, duties, and obligations of the Liquidation Trustee and the Remaining Debtors Manager, which insurance coverage may, at the sole discretion of the Liquidation Trustee, be extended for a reasonable period after the termination of the Liquidation Trust.
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5.4.9     Tax Reporting.

(a)         The Liquidation Trust shall timely file tax returns for the Liquidation Trust treating the Liquidation Trust as a grantor trust pursuant to Treasury Regulation section 1.671-4(a).

(b)         The Liquidation Trust shall be responsible for timely payment of all taxes (if any) imposed on and payable by the Liquidation Trust, the Remaining Debtors, or any Liquidation Trust Assets.

(c)        The Liquidation Trust shall distribute such tax-related notices, beneficiary statements, and information returns, as applicable, to the applicable Holders of Allowed Claims as are required by applicable law or that the Liquidation Trustee determines are otherwise necessary or desirable.

(d)         The Liquidation Trust is authorized to file a request for expedited determination under Bankruptcy Code section 505(b) for any tax returns filed with respect to the Debtors.

5.4.10   Distributions to Liquidation Trust Beneficiaries.

(a)          The Liquidation Trust will make an initial Distribution of Available Cash from the Initial Distribution Fund to the Liquidation Trust Beneficiaries pursuant to the Liquidation Trust Interests Waterfall, with such initial Distribution targeted to occur before December 31, 2018.

(b)         The Liquidation Trust, in the Liquidation Trustee’s discretion, may make periodic Distributions of additional Cash to the Liquidation Trust Beneficiaries at any time following the Effective Date, provided that such Distributions are otherwise permitted under, and not inconsistent with, the Liquidation Trust Interests Waterfall, the other terms of the Plan, the Liquidation Trust Agreement, and applicable law.

(c)         No later than (i) the first Business Day that is at least 180 calendar days after the Effective Date and (ii) the last Business Day of each subsequent 180-calendar-day period after the Effective Date until the Closing Date, the Liquidation Trustee shall calculate the Distributions that could potentially be made to the Liquidation Trust Beneficiaries based on the amount of then-available Available Cash and, based on such calculation, promptly thereafter may make Distributions, if any, of the amount so determined.

5.4.11   Cash Investments. The Liquidation Trustee may invest Cash of the Liquidation Trust, including any earnings thereon or proceeds therefrom, any Cash realized from the liquidation of the Liquidation Trust Assets, or any Cash that is remitted to the Liquidation Trust from the Wind-Down Entity, which investments, for the avoidance of doubt, will not be required to comply with Bankruptcy Code section 345(b); provided, however, that such investments must be investments that are permitted to be made by a “liquidating trust” within the meaning of Treasury Regulation section 301.7701-4(d), as reflected therein, or under applicable guidelines, rulings, or other controlling authorities.
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5.4.12  Registration and Transfer of the Liquidation Trust Interests.

(a)          The record holders of the Liquidation Trust Interests shall be recorded and set forth in a registry maintained by, or at the direction of, the Liquidation Trustee expressly for such purpose. Such obligation may be satisfied by the Liquidation Trust’s retention of an institutional transfer agent for the maintenance of such registry, and notwithstanding anything to the contrary contained in this paragraph, the Liquidation Trust may, in connection with any Exchange Act Registration with respect to the Class A Liquidation Trust Interests, in its discretion cause the Class A Liquidation Trust Interests to be issued in book entry form.

(b)         Upon their issuance as of the Effective Date, and thereafter until the effectiveness of an Exchange Act Registration of the Class A Liquidation Trust Interests, the Class A Liquidation Trust Interests will be subject to restrictions on transfer under the Liquidation Trust Agreement, which restrictions shall prohibit the Class A Liquidation Trust Interests from being certificated or transferable except by operation of law or by will or the laws of descent and distribution, in each case following written notice to the Liquidation Trust. Upon the effectiveness of an Exchange Act Registration of the Class A Liquidation Trust Interests, such transfer restrictions under the Liquidation Trust Agreement shall terminate and the Class A Liquidation Trust Interests may be transferable by the Holders thereof to the extent otherwise permissible under applicable law. The Liquidation Trust shall use its commercially reasonable best efforts to cause an Exchange Act Registration of the Class A Liquidation Trust Interests to become effective, and for the Class A Liquidation Trust Interests to be quoted with an OTC ticker symbol, as soon as reasonably practicable after the Effective Date, but in no event shall the Liquidation Trust file an Exchange Act registration statement any later than may be required under section 12(g) of the Exchange Act or the rules and regulations promulgated thereunder.

(c)          Upon their issuance as of the Effective Date, and thereafter until (i) the effectiveness of an Exchange Act Registration of the Class B Liquidation Trust Interests or (ii) the good faith determination by the Liquidation Trustee, in its discretion, that termination of the transfer restrictions under the Liquidation Trust Agreement would not require the Class B Liquidation Trust Interests to be registered under section 12(g) of the Exchange Act, the Class B Liquidation Trust Interests will be subject to restrictions on transfer under the Liquidation Trust Agreement, which restrictions shall prohibit the Class B Liquidation Trust Interests from being certificated or transferable except by operation of law or by will or the laws of descent and distribution, in each case following written notice to the Liquidation Trust. Upon (i) the effectiveness of an Exchange Act Registration of the Class B Liquidation Trust Interests or (ii) the good faith determination by the Liquidation Trustee, in its discretion, that termination of the transfer restrictions under the Liquidation Trust Agreement would not require the Class B Liquidation Trust Interests to be registered under section 12(g) of the Exchange Act, such transfer restrictions under the Liquidation Trust Agreement shall terminate and the Class B Liquidation Trust Interests may be transferable by the Holders thereof to the extent otherwise permissible under applicable law; provided, however, that the Liquidation Trust shall not be under any obligation (and does not currently intend) to make any effort to cause the Class B Liquidation Trust Interests to be registered under the Exchange Act or otherwise to facilitate the trading of, or the development of any trading market for, the Class B Liquidation Trust Interests.

5.4.13 Exemption. To the extent the Liquidation Trust Interests are deemed to be “securities,” the issuance of such interests under the Plan are exempt, pursuant to Bankruptcy Code section 1145, from registration under the Securities Act and any applicable state and local laws requiring registration of securities.
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5.4.14 Contribution of Contributed Claims. On the Effective Date, all Contributed Claims will be irrevocably contributed to the Liquidation Trust and shall thereafter be Liquidation Trust Actions for all purposes. No Person may rely on the absence of a specific reference in the Plan, the Confirmation Order, the Liquidation Trust Agreement, or the Disclosure Statement to any Contributed Claims against such Person as any indication that the Liquidation Trust will not pursue any and all available Contributed Claims against such Person. The objection to the Allowance of any Claims will not in any way limit the ability or the right of the Liquidation Trust to assert, commence, or prosecute any Contributed Claims. Nothing contained in the Plan, the Confirmation Order, the Liquidation Trust Agreement, or the Disclosure Statement will be deemed to be a waiver, release, or relinquishment of any Contributed Claims that the Contributing Claimants had immediately prior to the Effective Date. The Liquidation Trust shall have, retain, reserve, and be entitled to assert all Contributed Claims fully as if the Contributed Claims had not been contributed to the Liquidation Trust in accordance with the Plan and the Liquidation Trust Agreement. For the avoidance of doubt, (a) the Contributed Claims shall not include the rights of any of the Contributing Claimants to receive the Distributions, if any, to which they are entitled under the Plan; (b) the Contributed Claims shall not include any Causes of Action against any of the Released Parties; and (c) in the exercise of its reasonable discretion and in accordance with the Liquidation Trust Agreement, the Liquidation Trust shall not be obligated to pursue all or any given Contributed Claims.

5.4.15 Pursuit and Resolution of Liquidation Trust Actions. The Liquidation Trust, as a successor in interest to the Debtors, the Estates, and the Contributing Claimants, may, and will have the exclusive right power, and interest on behalf of itself, the Debtors, the Estates, and the Contributing Claimants to institute, commence, file, pursue, prosecute, enforce, abandon, settle, compromise, release, waive, dismiss, or withdraw any and all Liquidation Trust Actions without any further order of the Bankruptcy Court, except as otherwise provided in the Liquidation Trust Agreement. From and after the Effective Date, the Liquidation Trust, in accordance with Bankruptcy Code section 1123(b)(3), shall serve as a representative of the Estates with respect to any and all Liquidation Trust Actions that were Estate Assets and shall retain and possess the right to institute, commence, file, pursue, prosecute, enforce, abandon, settle, compromise, release, waive, dismiss, or withdraw, as appropriate, any and all Liquidation Trust Actions in any court or other tribunal.

5.4.16 Termination of the Liquidation Trust. The Liquidation Trustee and the Liquidation Trust shall be discharged or terminated, as the case may be, at such time as: (a) the Liquidation Trustee determines that the pursuit of additional Liquidation Trust Actions is not likely to yield sufficient additional proceeds to justify further pursuit of such Liquidation Trust Actions and (b) all Distributions required to be made by the Liquidation Trust to the Holders of Allowed Claims and to the Liquidation Trust Beneficiaries under the Plan and the Liquidation Trust Agreement have been made, but in no event shall the Liquidation Trust be terminated later than five (5) years from the Effective Date unless the Bankruptcy Court, upon motion made within the six-month period before such fifth anniversary (and, in the event of further extension, by order of the Bankruptcy Court, upon motion made at least six (6) months before the end of the preceding extension), determines that a fixed period extension (not to exceed three (3) years, together with any prior extensions, unless a favorable letter ruling from the Internal Revenue Service that any further extension would not adversely affect the status of the Liquidation Trust as a liquidating trust for federal income tax purposes) is necessary to facilitate or complete the recovery on, and liquidation of, the Liquidation Trust Assets. Upon termination of the Liquidation Trust, any remaining Liquidation Trust Assets that exceed the amounts required to be paid under the Plan may be transferred by the Liquidation Trustee to the American Bankruptcy Institute Endowment Fund.
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5.4.17 Control Provision. To the extent there is any inconsistency between the Plan as it relates to the Liquidation Trust and the Liquidation Trust Agreement, the Plan shall control.

5.5         Preservation of Privileges and Defenses. The actions taken by the Debtors, the Wind-Down Entity, the Liquidation Trust, the Remaining Debtors, or any of their respective Related Parties in connection with the Plan shall not be (or be deemed to be) a waiver of any privilege or defense of the Debtors, the Wind-Down Entity, the Liquidation Trust, or the Remaining Debtors, as applicable, including any attorney-client privilege or work-product doctrine. Notwithstanding any Debtors providing any privileged information related to any Liquidation Trust Actions to the Liquidation Trustee, the Liquidation Trust, the Wind-Down CEO, the Wind-Down Entity, the Remaining Debtors Manager, the Remaining Debtors, or any Person associated with any of the foregoing, such privileged information shall be without waiver in recognition of the joint, common, or successor interest in prosecuting the Liquidation Trust Actions and shall remain privileged. The Wind-Down Entity and the Liquidation Trust each shall retain the right to waive its own privileges. Only the Liquidation Trustee shall have the right to waive the attorney-client privilege, work-product doctrine, or other protections as to the Debtors, the Remaining Debtors, and the Liquidation Trust

5.6        Preservation of Rights of Action.

5.6.1 Maintenance of Avoidance Actions and Causes of Action. Except as otherwise provided in the Plan or the Confirmation Order, from and after the Effective Date, the Liquidation Trust will retain all rights to institute, commence, file, pursue, prosecute, enforce, abandon, settle, compromise, release, waive, dismiss, or withdraw, as appropriate, any and all of the Debtors’ or Estates’ Causes of Action and Causes of Action that are Contributed Claims (whether existing as of the Petition Date or thereafter arising), and all Avoidance Actions, all as Liquidation Trust Actions, in each case in any court or other tribunal, including in an adversary proceeding Filed in the Chapter 11 Cases. The Liquidation Trust, as a successor in interest to the Debtors, the Estates, and the Contributing Claimants, may, and will have the exclusive right, power, and interest on behalf of itself, the Debtors, the Estates, and the Contributing Claimants to, enforce, sue on, settle, compromise, transfer, or assign (or decline to do any of the foregoing) any or all of the Liquidation Trust Actions without notice to or approval from the Bankruptcy Court. In accordance with the Plan, and pursuant to Bankruptcy Code section 363 and Bankruptcy Rule 9019, without any further notice to or action, order, or approval of the Bankruptcy Court, from and after the Effective Date, the Liquidation Trust may compromise and settle Liquidation Trust Actions.
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5.6.2 Preservation of All Liquidation Trust Actions Not Expressly Settled or Released. The failure to specifically identify in the Disclosure Statement or the Plan any potential or existing Avoidance Actions or Causes of Action as a Liquidation Trust Action is not intended to and shall not limit the rights of the Liquidation Trust to pursue any such Avoidance Actions or Causes of Action. Unless a Liquidation Trust Action is expressly waived, relinquished, released, compromised, or settled in the Plan or any Final Order (including the Confirmation Order), the Debtors expressly reserve such Liquidation Trust Action for later resolution by the Liquidation Trust (including any Avoidance Actions or Causes of Action not specifically identified or of which the Debtors may presently be unaware or that may arise or exist by reason of additional facts or circumstances unknown to the Debtors at this time or facts or circumstances that may change or be different from those the Debtors now believe to exist). As such, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, waiver, estoppel (judicial, equitable, or otherwise), or laches will apply to any such Avoidance Actions or Causes of Action upon or after Confirmation of the Plan based on the Disclosure Statement, the Plan, or the Confirmation Order, except when such Avoidance Actions or Causes of Action have been expressly released. In addition, the right to pursue or adopt any claims alleged in any lawsuit in which any Debtor, the Liquidation Trust, or the Wind-Down Entity is a plaintiff, defendant, or an interested parry is fully reserved as against any Person that is not a Released Party, including the plaintiffs or co-defendants in such lawsuits.

5.7        Cancellation of Instruments. Except to the extent necessary to give effect to the treatment of any Holder of an Allowed Class 1 Claim pursuant to Section 3.2 of the Plan and except with respect to any executory contracts and unexpired leases that are assumed and assigned to the Wind-Down Entity under the Plan or otherwise assumed and assigned pursuant to a Final Order, any agreement, bond, certificate, contract, indenture, lease, note, security, warrant, or other instrument or document evidencing or creating any indebtedness or obligation of the Debtors shall be deemed cancelled on the Effective Date, and all Liens, mortgages, pledges, grants, trusts, and other interests relating thereto shall be automatically cancelled, and all obligations of the Debtors thereunder or in any way related thereto shall be discharged.

5.8          Substantive Consolidation.

(a)          Entry of the Confirmation Order shall constitute the approval, pursuant to Bankruptcy Code sections 105(a), 541, 1123, and 1129, of the substantive consolidation of the Debtors in the manner set forth in Section 3.11.2(c) of the Plan. Notwithstanding such substantive consolidation, however, fees payable pursuant to 28 U.S.C. § 1930 shall be due and payable by each individual Debtor through the Effective Date.

(b)          The substantive consolidation effected pursuant to the Plan shall not affect, without limitation, (i) the Debtors’, the Wind-Down Entity’s, or the Liquidation Trust’s defenses to any Claim or Cause of Action, including the ability to assert any counterclaim; (ii) the Debtors’, the Wind-Down Entity’s, or the Liquidation Trust’s setoff or recoupment rights; (iii) requirements for any third party to establish mutuality prior to substantive consolidation in order to assert a right of setoff against the Debtors, the Wind-Down Entity, or the Liquidation Trust; or (iv) distributions to the Debtors, the Estates, the Wind-Down Entity, or the Liquidation Trust out of any insurance policies or proceeds of such policies.

(c)          The Disclosure Statement and the Plan shall be deemed to be a motion requesting that the Bankruptcy Court approve the substantive consolidation contemplated by the Plan. Unless an objection to the proposed substantive consolidation is made in writing by any Creditor purportedly affected by such substantive consolidation on or before the deadline to object to confirmation of the Plan, or such other date as may be fixed by the Bankruptcy Court, the substantive consolidation contemplated by the Plan may be approved by the Bankruptcy Court at the Confirmation Hearing. In the event any such objections are timely filed, a hearing with respect thereto shall be scheduled by the Bankruptcy Court, which hearing may, but need not, be the Confirmation Hearing.
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(d)          If the Bankruptcy Court determines that substantive consolidation of any given Debtors is not appropriate, then the Debtors may request that the Bankruptcy Court otherwise confirm the Plan and approve the treatment of and Distributions to the different Classes under the Plan on an adjusted, Debtor-by-Debtor basis. Furthermore, the Debtors reserve their rights (i) to seek confirmation of the Plan without implementing substantive consolidation of any given Debtor, and, in the Debtors’ reasonable discretion after consultation with each of the Committees, to request that the Bankruptcy Court approve the treatment of and Distributions to any given Class under the Plan on an adjusted, Debtor-by-Debtor basis; and (ii) after consultation with each of the Committees, to seek to substantively consolidate all Debtors into Woodbridge Group of Companies, LLC if all Impaired Classes entitled to vote on the Plan vote to accept the Plan.

ARTICLE VI

EXECUTORY CONTRACTS AND UNEXPIRED LEASES

6.1          Assumption of Certain Executory Contracts and Unexpired Leases.

6.1.1 Assumption of Agreements.

On the Effective Date, the Debtors shall assume all executory contracts and unexpired leases that are listed on the Schedule of Assumed Agreements and shall assign such contracts and leases to the Wind-Down Entity.

The Debtors reserve the right to amend the Schedule of Assumed Agreements at any time prior to the Effective Date, in the Debtors’ reasonable discretion after consultation with each of the Committees, (i) to delete any executory contract or unexpired lease and provide for its rejection under the Plan or otherwise, or (ii) to add any executory contract or unexpired lease and provide for its assumption and assignment under the Plan. The Debtors will provide notice of any amendment to the Schedule of Assumed Agreements to the party or parries to those agreements affected by the amendment.

Unless otherwise specified on the Schedule of Assumed Agreements, each executory contract and unexpired lease listed or to be listed therein shall include any and all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument, or other document is also listed on the Schedule of Assumed Agreements.

The Confirmation Order will constitute a Bankruptcy Court order approving the assumption and assignment, on the Effective Date, of all executory contracts and unexpired leases identified on the Schedule of Assumed Agreements.
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6.1.2          Cure Payments.

Any amount that must be paid under Bankruptcy Code section 365(b)(1) to cure a default under and compensate the non-debtor party to an executory contract or unexpired lease to be assumed under the Plan is identified as the “Cure Payment” on the Schedule of Assumed Agreements. Unless the parties mutually agree to a different date, such payment shall be made in Cash within ten (10) Business Days following the later of: (i) the Effective Date and (ii) entry of a Final Order resolving any disputes regarding (A) the amount of any Cure Payment, (B) the ability of the Wind-Down Entity to provide “adequate assurance of future performance” within the meaning of Bankruptcy Code section 365 with respect to a contract or lease to be assumed, to the extent required, or (C) any other matter pertaining to assumption and assignment.

Pending the Bankruptcy Court’s ruling on any such dispute, the executory contract or unexpired lease at issue shall be deemed assumed by the Debtors and assigned to the Wind-Down Entity, unless otherwise agreed by the parties or ordered by the Bankruptcy Court.

6.1.3          Objections to Assumption/Cure Payment Amounts.

Any Person that is a party to an executory contract or unexpired lease that will be assumed and assigned under the Plan and that objects to such assumption or assignment (including the proposed Cure Payment) must File with the Bankruptcy Court and serve on parties entitled to notice a written statement and, if applicable, a supporting declaration stating the basis for its objection. This statement and, if applicable, declaration must be Filed and served on or before the deadline established by the Disclosure Statement Order. Any Person that fails to timely File and serve such a statement and, if applicable, a declaration shall be deemed to waive any and all objections to the proposed assumption and assignment (including the proposed Cure Payment) of its contract or lease.

In the absence of a timely objection by a Person that is a party to an executory contract or unexpired lease, the Confirmation Order shall constitute a conclusive determination regarding the amount of any cure and compensation due under the applicable executory contract or unexpired lease, as well as a conclusive finding that the Wind-Down Entity has demonstrated adequate assurance of future performance with respect to such executory contract or unexpired lease, to the extent required.

6.1.4          Resolution of Claims Relating to Assumed Contracts and Leases. Payment of the Cure Payment established under the Plan, by the Confirmation Order, or by any other order of the Bankruptcy Court, with respect to an assumed and assigned executory contract or unexpired lease, shall be deemed to satisfy, in full, any prepetition or postpetition arrearage or other Claim (including any Claim asserted in a Filed proof of claim or listed on the Schedules) with respect to such contract or lease (irrespective of whether the Cure Payment is less than the amount set forth in such proof of claim or the Schedules). Upon the tendering of the Cure Payment, any such Filed or Scheduled Claim shall be disallowed with prejudice, without further order of the Bankruptcy Court or action by any Person.
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6.2         Rejection of Executory Contracts and Unexpired Leases.

6.2.1 Rejected Agreements. On the Effective Date all executory contracts and unexpired leases of the Debtors shall be rejected except for (i) executory contracts and unexpired leases that have been previously assumed or rejected by the Debtors, (ii) executory contracts and unexpired leases that are set forth in the Schedule of Assumed Agreements, and (iii) any agreement obligation security interest, transaction, or similar undertaking that the Debtors believe is not executory or a lease, but that is later determined by the Bankruptcy Court to be an executory contract or unexpired lease that is subject to assumption or rejection under Bankruptcy Code section 365. For the avoidance of doubt, executory contracts and unexpired leases that have been previously assumed or assumed and assigned pursuant to an order of the Bankruptcy Court shall not be affected by the Plan. The Confirmation Order will constitute a Bankruptcy Court order approving the rejection, on the Effective Date, of the executory contracts and unexpired leases to be rejected under the Plan.

6.2.2 Rejection Claims Bar Date. Any Rejection Claim or other Claim for damages arising from the rejection under the Plan of an executory contract or unexpired lease must be Filed and served no later than the Rejection Claims Bar Date. Any such Rejection Claims that are not timely Filed and served will be forever disallowed, barred, and unenforceable, and Persons holding such Claims will not receive and be barred from receiving any Distributions on account of such untimely Claims. If one or more Rejection Claims are timely Filed pursuant to the Plan, the Liquidation Trust may object to any Rejection Claim on or prior to the Claim Objection Deadline. For the avoidance of doubt, the Rejection Claims Bar Date established by the Plan does not alter any rejection claims bar date established by a prior order of the Bankruptcy Court with respect to any executory contract or unexpired leases that was previously rejected in these Chapter 11 Cases.

ARTICLE VII

PROVISIONS GOVERNING DISTRIBUTIONS

7.1          Timing of Distributions for Allowed Claims. Except as otherwise provided herein or as ordered by the Bankruptcy Court, all Distributions to Holders of Allowed Claims as of the applicable Distribution Date shall be made on or as soon as practicable after the applicable Distribution Date; provided, however, that the Liquidation Trustee, in its discretion, may defer Distributions to a given Holder of Liquidation Trust Interests (other than die final Distribution) if the amount available for Distribution to such Holder is not at least $250. Distributions on account of Claims that first become Allowed Claims after the applicable Distribution Date shall be made pursuant to Section 8.4 of the Plan and on the day selected by the Liquidation Trustee. Distributions made as soon as reasonably practicable after the Effective Date or such other date set forth herein shall be deemed to have been made on such date.
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7.2          Calculating Distributions and Related Matters. The Liquidation Trust shall undertake in its reasonable discretion to make in accordance with the Plan all calculations of Available Cash, Net Note Claims, Net Unit Claims, and of other amounts for or relating to Distributions for Holders of Allowed Claims to be made from the Liquidation Trust or the Wind-Down Entity or for reserves for Holders of Contingent Claims, Disputed Claims, and Unliquidated Claims to be established by the Liquidation Trust, and may establish and holdback from Distributions reasonable reserves for other contingencies. When calculating Distributions (and amounts to hold in Distribution Reserves) with respect to Unit Claims and Note Claims that are to be treated as Class 3 Claims under the Plan, the Outstanding Principal Amounts and Prepetition Distributions to be utilized by the Liquidation Trust shall be as set forth in the Schedule of Principal Amounts and Prepetition Distributions or as determined pursuant to the following section.

7.3          Application of the Schedule of Principal Amounts and Prepetition Distributions. For any Noteholder or Unitholder that is not a Disputing Claimant, all Distributions and reserves shall be made or established based on the applicable amounts in the Schedule of Principal Amounts and Prepetition Distributions. For any Unitholder that is a Disputing Claimant or any Noteholder that is a Disputing Claimant holding Note Claims that are to be treated as Class 3 Claims under the Plan, in connection with a calculation by the Liquidation Trust for a Distribution or to establish reserves, unless otherwise provided in a Bankruptcy Court order, all calculations with respect to such Disputing Claimant shall be made based on the aggregate claim amounts asserted by the Disputing Claimant in the applicable proof of claim or, if no proof of claim was Filed by the Disputing Claimant, reflected in the Schedules, or, for Unliquidated Claims, as estimated in the reasonable discretion of the Liquidation Trust, and all such Liquidation Trust Interests and Cash shall be held in a Distribution Reserve unless and until (i) the Liquidation Trust and the particular Disputing Claimant agree regarding the Outstanding Principal Amounts and Prepetition Distributions to utilize or (ii) a Final Order establishes such Outstanding Principal Amounts and Prepetition Distributions, including, if applicable, after taking into account any Liquidation Trust Actions that the Liquidation Trust may pursue against the particular Disputing Claimant (as to which all rights of the Liquidation Trust are reserved).

7.4          Interest and Other Amounts Regarding Claims. Except to the extent provided (i) in Bankruptcy Code section 506(b) and Allowed by a Final Order or otherwise agreed, (ii) in the Plan, or (iii) in the Confirmation Order, postpetition interest shall not accrue or be paid on any Claims, and no Holder of an Allowed Claim shall be entitled to interest, penalties, fees, or late charges accruing or chargeable on any Claim from and after the Petition Date.

7.5          Distributions by Liquidation Trustee or Wind-Down CEO as Disbursing Agent. The Liquidation Trustee or Wind-Down CEO shall serve as the disbursing agent under the Plan with respect to Distributions required pursuant to the Plan to be paid by, respectively, the Liquidation Trust or the Wind-Down Entity. The Liquidation Trustee and Wind-Down CEO shall not be required to give any bond or surety or other security for the performance of any duties as disbursing agent.

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7.6          Means of Cash Payment. Cash payments under the Plan shall be made, at the option and in the sole discretion of the Liquidation Trustee, by (i) checks drawn on or (ii) wire transfer, electronic funds transfer, or ACH from a domestic bank. Cash payments to foreign Creditors may be made, at the option and in the sole discretion of the Liquidation Trustee by such means as are necessary or customary in a particular foreign jurisdiction. Cash payments made pursuant to the Plan in the form of checks shall be null and void if not cashed within 180 calendar days of the date of the issuance thereof. Requests for reissuance of any check within 180 calendar days of the date of the issuance thereof shall be made directly to the Liquidation Trustee.

7.7          Form of Currency for Distributions. All Distributions under the Plan shall be made in U.S. Dollars. Where a Claim has been denominated in foreign currency on a proof of claim, the Allowed amount of such Claim shall be calculated in U.S. Dollars based upon me currency conversion rate in place as of the Petition Date and in accordance with Bankruptcy Code section 502(b).

7.8          Fractional Distributions. Notwithstanding anything in the Plan to the contrary, no payment of fractional cents shall be made pursuant to the Plan. Whenever any payment of a fraction of a cent under the Plan would otherwise be required, the actual Distribution made shall reflect a rounding of such fraction to the nearest whole penny (up or down), with half cents or more being rounded up and fractions less than half of a cent being rounded down.

7.9          De Minimis Distributions. Notwithstanding anything in the Plan to the contrary, the Liquidation Trust and the Wind-Down Entity shall not be required to distribute, and shall not distribute, Cash or other property to the Holder of any Allowed Claim if the amount of Cash or other property to be distributed on account of such Claim on any given Distribution Date is less than $10.00, and such amount shall be distributed to other Creditors on such Distribution Date in accordance with the terms of the Plan. Any Holder of an Allowed Claim on account of which the amount of Cash or other property to be distributed on any given Distribution Date is less than $10.00 shall be forever barred from asserting any Claim with respect to such eliminated Distribution against any Estate Assets.

7.10         No Distributions With Respect to Certain Claims. Notwithstanding anything in the Plan to the contrary, no Distributions or other consideration of any kind shall be made on account of any Contingent Claim, Disputed Claim, or Unliquidated Claim unless and until such Claim becomes an Allowed Claim, and then only to the extent that such Claim becomes an Allowed Claim and as provided under the Plan for such Allowed Claim. Nonetheless, in undertaking the calculations concerning Allowed Claims under the Plan, including the determination of Distributions due to the Holders of Allowed Claims, each Contingent Claim, Disputed Claim, or Unliquidated Claim shall be treated as if it were an Allowed Claim (which, for Unliquidated Claims, shall mean they shall be treated as if Allowed in such amounts as determined in the reasonable discretion of the Liquidation Trust), except that if the Bankruptcy Court estimates the likely portion of such a Claim to be Allowed or authorized or the Bankruptcy Court or the Holder of such Claim and the Liquidation Trustee otherwise determine the amount or number that would constitute a sufficient reserve for such a Claim, such amount or number as determined by the Bankruptcy Court or by agreement of the Holder of such Claim and the Liquidation Trustee shall be used with respect to such Claim. Distributions due in respect of a Contingent Claim, Disputed Claim, or Unliquidated Claim shall be held in reserve by the Liquidation Trust in one or more Distribution Reserves. The Liquidation Trust will elect to treat any Distribution Reserve as a “Disputed Ownership Fund,” pursuant to Treasury Regulation section 1.468B-9(c)(2)(ii). As outlined in this election, Creditors holding such Claims are not treated as transferors of the money or property transferred to the “Disputed Ownership Fund.” For federal income tax purposes, a “Disputed Ownership Fund” is treated as the owner of all assets that it holds. A “Disputed Ownership Fund” is treated as a C corporation for purposes of the Internal Revenue Code. A “Disputed Ownership Fund” must file all required income and information tax returns and make all tax payments.
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7.11           Distributions and Transfers Upon Resolution of Contingent Claims. Disputed Claims, or Unliquidated Claims. After an objection to a Disputed Claim is resolved or a Contingent Claim or Unliquidated Claim has been determined in whole or in part by a Final Order or by agreement, an amount of Liquidation Trust Interests and/or Cash held in the Disputed Ownership Fund corresponding to the amount of any resulting Allowed Claim (and/or any applicable Net Note Claim or Net Unit Claim with respect thereto) shall be transferred, net of any tax payable by the Disputed Ownership Fund with respect to the transfer, in a taxable transaction to the Holder of the formerly Contingent Claim, Disputed Claim, or Unliquidated Claim. Upon each such resolution of a Claim against the Disputed Ownership Fund and such transfer with respect to any resulting Allowed Claim, (i) any remaining Liquidation Trust Interests in the Disputed Ownership Fund that had been held with respect to such formerly Contingent Claim, Disputed Claim, or Unliquidated Claim prior to its resolution shall be cancelled; and (ii) any remaining Cash in the Disputed Ownership Fund that had been held with respect to such formerly Contingent Claim, Disputed Claim, or Unliquidated Claim prior to its resolution shall be transferred, net of any tax payable by the Disputed Ownership Fund with respect to such transfers, for use as follows, provided that such Cash transfers shall be treated as a taxable transfer by the Disputed Ownership Fund and to the recipients of such Cash. Such remaining Cash may be utilized for payment, allocation, or reserve in accordance with the Plan for (a) unpaid or unutilized amounts for either Wind-Down Expenses or Liquidation Trust Funding or (b) any post-Confirmation reserve requirements of the Wind-Down Entity in connection with the Plan, any agreements, or any Bankruptcy Court orders. To the extent any such remaining Cash is not so utilized, it shall become Available Cash for distribution to the Holders of Liquidation Trust Interests (including each Holder of Liquidation Trust Interests to the extent it obtains an Allowed Claim as a result of resolution of a formerly Contingent Claim, Disputed Claim, or Unliquidated Claim) in a manner reasonably allocated by the Liquidation Trust so that all Holders of Liquidation Trust Interests will receive Cash in proportion to their Liquidation Trust Interests, net of any tax payable by the Disputed Ownership Fund with respect to the respective transfers.

7.12          Delivery of Distributions. Distributions in respect of Liquidation Trust Interests shall be made to Holders of Liquidation Trust Interests as of the record date set for such Distribution. Distributions to Holders of Liquidation Trust Interests or Allowed Claims that have not been converted to Liquidation Trust Interests shall be made (a) at the addresses set forth in the proofs of claim Filed by such Holders, (b) at the addresses reflected in the Schedules if no proof of claim has been Filed, or (c) at the addresses set forth in any written notices of address changes delivered to the Claims Agent or the Liquidation Trustee. If any Holder’s Distribution is returned as undeliverable, no further Distributions to such Holder shall be made unless and until the Liquidation Trustee is notified of such Holder’s then-current address. The responsibility to provide the Claims Agent or the Liquidation Trustee with a current address of a Holder of Liquidation Trust Interests or Claims shall always be the responsibility of such Holder. Amounts in respect of undeliverable Distributions made by the Liquidation Trustee shall be held in trust on behalf of the Holder of the Liquidation Trust Interest or Claim to which they are payable by the Liquidation Trustee until the earlier of the date that such undeliverable Distributions are claimed by such Holder and 180 calendar days after me date the undeliverable Distributions were made.

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7.13          Application of Distribution Record Date & Other Transfer Restrictions. At the close of business on the Distribution Record Date, the claims registers for all Claims shall be closed, and there shall be no further changes in the record holders of any Claims. Except as provided herein, the Liquidation Trust, the Wind-Down Entity, and each of their respective Related Parties shall have no obligation to recognize any putative transfer of Claims occurring after the Distribution Record Date and shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders stated on the claims registers as of the close of business on the Distribution Record Date irrespective of the number of Distributions to be made under the Plan to such Persons or the date of such Distributions. In addition, the Liquidation Trust and each of its Related Parties shall have no obligation to recognize any putative transfer of Notes or Units occurring at any time prior to the Effective Date to which the Debtors did not expressly consent and shall be entitled instead to recognize and deal for all purposes hereunder with only the Holder of particular Notes or Units as reflected on the Debtors’ books and records for purposes of effecting Distributions of Liquidation Trust Interests. Nothing in this Section 7.13 is intended to or will impair or limit (i) the transferability of any Liquidation Trust Interests once such Liquidation Trust Interests have been Distributed to the record holders of Allowed Note Claims, Allowed General Unsecured Claims, and Allowed Unit Claims or (ii) the right of Holders at the record dates established from time to time regarding Liquidation Trust Interests to receive all Distributions in respect of such Liquidation Trust Interests when any Distributions are made.

7.14          Withholding, Payment, and Reporting Requirements Regarding Distributions. All Distributions under the Plan shall, to the extent applicable, comply with all tax withholding, payment, and reporting requirements imposed by any federal, state, provincial, local, or foreign taxing authority, and all Distributions shall be subject to any such withholding, payment, and reporting requirements. The Liquidation Trust shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding, payment, and reporting requirements, including, to the extent such information is not already available to the Liquidation Trust, requiring each Holder of a Liquidation Trust Interest or Claim to provide an executed current Form W-9, Form W-8, or similar tax form as a prerequisite to receiving a Distribution. Notwithstanding any other provision of the Plan, (a) each Holder of a Liquidation Trust Interest or an Allowed Claim that is to receive a Distribution pursuant to the Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any governmental unit, including income, withholding, and other tax obligations, on account of such Distribution, and including, in the case of any Holder of a Disputed Claim that has become an Allowed Claim, any tax obligation that would be imposed on the Liquidation Trust in connection with such Distribution; and (b) no Distribution shall be made to or on behalf of such Holder pursuant to the Plan unless and until such Holder has made arrangements reasonably satisfactory to the Liquidation Trust for the payment and satisfaction of such withholding tax obligations or such tax obligation that would be imposed in connection with such Distribution.

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7.15          Defenses and Setoffs. On and after the Effective Date, the Wind-Down Entity and the Liquidation Trust, as applicable, shall have all of the Debtors’ and the Estates’ rights under Bankruptcy Code section 558. Nothing under the Plan shall affect the rights and defenses of the Debtors, the Estates, the Wind-Down Entity, or the Liquidation Trust in respect of any Claim, including all rights in respect of legal and equitable objections, defenses, setoffs, or recoupment against such Claims. Accordingly, the Liquidation Trust may, but shall not be required to, set off against any Claim or any Allowed Claim, and the payments or other Distributions to be made pursuant to the Plan in respect of such Claim, claims of any nature whatsoever that the Debtors, the Estates, the Wind-Down Entity, or the Liquidation Trust, as applicable, may have against the Holder of such Claim; provided, however, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release of any such claim or rights that may exist against such Holder.

7.16          Allocation of Distributions. All Distributions received under the Plan by Holders of Liquidation Trust Interests and Claims shall be deemed to be allocated first to the principal amount of such Claim, or the Claim to which the applicable Liquidation Trust Interest relates, as determined for United States federal income tax purposes, and then to accrued interest, if any, with respect to such Claim.

7.17          Joint Distributions. The Liquidation Trustee may, in its sole discretion, make Distributions jointly to any Holder of a Claim and any other Person that the Liquidation Trustee has determined to have an interest in such Claim.

7.18          Forfeiture of Distributions. If the Holder of a Claim fails to cash a check payable to it within the time period set forth in Section 7.6, fails to claim an undeliverable Distribution within the time limit set forth in Section 7.12, or fails to complete and return to the Liquidation Trustee the appropriate Form W-8 or Form W-9 within 180 calendar days after a request for the completion and return of the appropriate form pursuant to Section 7.14 (or such later time as approved by a Bankruptcy Court order), then such Holder shall be deemed to have forfeited its right to any reserved and future Distributions under the Plan. Any such forfeited Distributions shall be deemed Available Cash for all purposes, notwithstanding any federal or state escheat laws to the contrary.

ARTICLE VIII

PROCEDURES FOR RESOLVING DISPUTED, CONTINGENT, AND UNLIQUIDATED
CLAIMS AND DISTRIBUTIONS WITH RESPECT THERETO

8.1          Objections to and Resolution of Disputed Claims. Including Any Claims of Excluded Parties or Disputing Claimants. From and after the Effective Date, the Liquidation Trust shall have the exclusive authority to compromise, resolve, and Allow any Disputed Claim without the need to obtain approval from the Bankruptcy Court, and any agreement entered into by the Liquidation Trust with respect to the Allowance of any Claim shall be conclusive evidence and a final determination of the Allowance of such Claim; provided, however, that, under the Plan, all Claims, including Note Claims or Unit Claims, asserted by any of the Excluded Parties or any Disputing Claimant are Disputed Claims in their entirety and will have no right to receive any Distributions under the Plan unless and until such Claims are affirmatively Allowed by a Final Older.
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8.2          Claim Objections. All objections to Claims (other than Professional Fee Claims, which shall be governed by Section 11.2 of the Plan, but including any Claims of Excluded Parties or Disputing Claimants) shall be Filed by the Liquidation Trust on or before the Claim Objection Deadline, which date may be extended on presentment of an order to the Bankruptcy Court by the Liquidation Trust prior to the expiration of such period and without need for notice or hearing. The Claim Objection Deadline shall be automatically extended as provided by Local Rule 9006-2 upon the Filing of a proposed form of order by the Liquidation Trust requesting an extension of the Claim Objection Deadline. If a timely objection has not been Filed to a proof of claim or the Schedules have not been amended with respect to a Claim that was Scheduled by the Debtors but was not Scheduled as contingent, unliquidated, or disputed, then the Claim to which the proof of claim or Scheduled Claim relates will be heated as an Allowed Claim.

8.3          Estimation of Certain Claims. The Liquidation Trust may, at any time, move for a Bankruptcy Court order estimating any Contingent Claim, Disputed Claim, or Unliquidated Claim pursuant to Bankruptcy Code section 502(c), regardless of whether the Debtors have previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court shall retain jurisdiction and power to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. The estimated amount of any Claim so determined by the Bankruptcy Court shall constitute the maximum recovery that the Holder thereof may recover after the ultimate liquidation of its Claim, irrespective of the actual amount that is ultimately Allowed. All of the aforementioned Claims objection, estimation, and resolution procedures are cumulative and are not necessarily exclusive of one another.

8.4          Distributions Following Allowance. Once a Contingent Claim, a Disputed Claim, or an Unliquidated Claim becomes an Allowed Claim, in whole or in part, including pursuant to the Plan, the Liquidation Trust shall distribute from the applicable Distribution Reserves to the Holder thereof the Distributions, if any, to which such Holder is then entitled under the Plan. Such Distributions, if any, shall be made on the next Distribution Date after the date on which the order or judgment allowing any such Claim becomes a Final Order or on which the Claim otherwise becomes an Allowed Claim, or, if there is no applicable Distribution Date, then within ninety (90) calendar days after the date on which the Claim becomes an Allowed Claim. Unless otherwise specifically provided in the Plan or allowed by a Final Order, no interest shall be paid on Contingent Claims, Disputed Claims, or Unliquidated Claims that later become Allowed Claims.

8.5          Disposition of Assets in Reserves After Disallowance. After an objection to a Disputed Claim is sustained or a Contingent Claim or Unliquidated Claim has been determined in whole or in part by a Final Order or by agreement, such that the Contingent Claim, Disputed Claim, or Unliquidated Claim is a Disallowed Claim in whole or in part, any Cash held in an applicable Distribution Reserve in respect of the particular Claim in excess of the Distributions due on account of any resulting Allowed Claim shall be used or distributed in a manner consistent with the Plan and any reserved Liquidation Trust Interests shall be cancelled.

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ARTICLE IX

CONDITIONS PRECEDENT TO THE EFFECTIVE DATE

9.1          Conditions to the Effective Date. The occurrence of the Effective Date shall not occur and the Plan shall not be consummated unless and until each of the following conditions has been satisfied or duly waived pursuant to Section 9.2 of the Plan:

(i)           the Bankruptcy Court shall have entered the Confirmation Order;

(ii)          the Confirmation Order shall not be subject to any stay;

(in)         all governmental and material third-party approvals and consents necessary in connection with the transactions contemplated by the Plan, if any, shall have been obtained and be in full force and effect;

(iv)         all actions and all agreements, instruments, or other documents necessary to implement the terms and provisions of the Plan are effected or executed and delivered, as applicable; and

(v)           the Professional Fee Reserve is funded pursuant to Section 11.2 of the Plan.

9.2         Waiver of Conditions to the Effective Date. The conditions to the Effective Date set forth in clauses (iii) and (iv) of Section 9.1 of the Plan may be waived in writing by the Debtors, in the Debtors’ reasonable discretion after consultation with each of the Committees, at any time without further order.

9.3          Effect of Non-Occurrence of Conditions to the Effective Date. If each of the conditions to the Effective Date is not satisfied or duly waived in accordance with Sections 9.1 and 9.2 of the Plan, upon notification Filed by the Debtors with the Bankruptcy Court, (i) the Confirmation Order shall be vacated; (ii) no Distributions shall be made; (iii) the Debtors, the Estates, and all Creditors shall be restored to the status quo as of the day immediately preceding the Confirmation Hearing as though the Confirmation Order was not entered; and (iv) all of the Debtors’ and the Estates’ obligations with respect to Claims shall remain unchanged and nothing contained in the Plan shall constitute a waiver or release of any Causes of Action by or against the Debtors, the Estates, or any other Person or prejudice in any manner the rights, claims, or defenses of the Debtors, the Estates, or any other Person.

9.4          Notice of the Effective Date. Promptly after the occurrence of the Effective Date, the Liquidation Trust or its agents shall mail or cause to be mailed to all Creditors a notice that informs such Creditors of (i) entry of the Confirmation Order and the resulting confirmation of the Plan; (ii) the occurrence of the Effective Date; (iii) the assumption, assignment, and rejection of executory contracts and unexpired leases pursuant to the Plan, as well as the deadline for the filing of resulting Rejection Claims; (iv) the deadline established under the Plan for the filing of Administrative Claims; and (v) such other matters as the Liquidation Trustee finds appropriate.

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ARTICLE X

RETENTION OF JURISDICTION AND POWER

10.1        Scope of Retained Jurisdiction and Power. Under Bankruptcy Code sections 105(a) and 1142, and notwithstanding entry of the Confirmation Order and occurrence of the Effective Date, and except as otherwise ordered by the Bankruptcy Court, the Bankruptcy Court shall retain jurisdiction and power over all matters arising in, arising under, or related to the Chapter 11 Cases and the Plan to the fullest extent permitted by law, including jurisdiction and power to do the following:

(a)         except as otherwise Allowed pursuant to the Plan or in the Confirmation Order, Allow, classify, determine, disallow, establish the priority or secured or unsecured status of, estimate, limit, liquidate, or subordinate any Claim, in whole or in part, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance or priority of Claims;

(b)         hear and determine all applications for compensation and reimbursement of expenses of Professionals under the Plan or under Bankruptcy Code sections 327, 328, 330, 331, 363, 503(b), 1103, and 1129(a)(4);

(c)          hear and determine all matters with respect to the assumption or rejection of any executory contract or unexpired lease to which a Debtor is a party or with respect to which a Debtor may be liable, including, if necessary, the nature or amount of any required cure or the liquidation or allowance of any Claims arising therefrom;

(d)         effectuate performance of and payments under the provisions of the Plan and enforce remedies on any default under the Plan;

(e)          hear and determine any and all adversary proceedings, motions, applications, and contested or litigated matters arising out of, under, or related to, the Chapter 11 Cases, including the Liquidation Trust Actions, and with respect to the Plan;

(f)          enter such orders as may be necessary or appropriate to execute, implement, or consummate the provisions of the Plan and all contracts, instruments, releases, and other agreements or documents created, executed, or contemplated in connection with the Plan, the Disclosure Statement, or the Confirmation Order;

(g)         hear and determine disputes arising in connection with the interpretation, implementation, consummation, or enforcement of the Plan, including disputes arising under agreements, documents, or instruments executed in connection with the Plan, or to maintain the integrity of the Plan following consummation;

(h)         consider any modifications of the Plan, cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order;

(i)          issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any Person with the implementation, consummation, or enforcement of the Plan or the Confirmation Order;
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(j)          enter and implement such orders as may be necessary or appropriate if the Confirmation Order is for any reason reversed, stayed, revoked, modified, or vacated;

(k)          hear and determine any matters arising in connection with or relating to the Plan, the Plan Supplement, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release, or other agreement or document created, executed, or contemplated in connection with any of the foregoing documents and orders;

(1)         enforce, interpret, and determine any disputes arising in connection with any stipulations, orders, judgments, injunctions, releases, exculpations, indemnifications, and rulings associated with the Plan or otherwise entered in connection with the Chapter 11 Cases (whether or not any or all of the Chapter 11 Cases have been closed);

(m)        except as otherwise limited herein, recover all Estate Assets, wherever located;

(n)         hear and determine matters concerning state, local, and federal taxes in accordance with Bankruptcy Code sections 346, 505, and 1146;

(o)         hear and determine all disputes involving the existence, nature, or scope of the Debtors’ discharge;

(p)         hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under, or not inconsistent with, the Bankruptcy Code and title 28 of the United States Code;

(q)         resolve any cases, controversies, suite, or disputes related to the Wind-Down Entity, the Wind-Down CEO, the Liquidation Trust, the Liquidation Trustee, the Remaining Debtors, or the Remaining Debtors Manager; and

(r)          enter a final decree closing the Chapter 11 Cases of the Remaining Debtors.

10.2        Reserved Rights to Seek Bankruptcy Court Approval. Notwithstanding any provision of the Plan allowing an act to be taken without Bankruptcy Court approval, the Liquidation Trustee and the Wind-Down Entity shall have the right to submit to the Bankruptcy Court any question or questions regarding which either of them may desire to have explicit approval of the Bankruptcy Court for the taking of any specific action proposed to be taken by the Liquidation Trust or the Wind-Down Entity, including the administration, distribution, or proposed sale of any of the Liquidation Trust Assets or any of the Wind-Down Assets. The Bankruptcy Court shall retain jurisdiction and power for such purposes and shall approve or disapprove any such proposed action upon motion Filed by the Liquidation Trust or the Wind-Down Entity, as applicable.

10.3        Non-Exercise of Jurisdiction. If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising in, arising under, or related to the Chapter 11 Cases, including the matters set forth in Section 10.1 of the Plan, the provisions of this Article X shall have no effect on, and shall not control, limit, or prohibit the exercise of jurisdiction by any other court having competent jurisdiction with respect to, such matter.
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ARTICLE XI

MISCELLANEOUS PROVISIONS

11.1        Administrative Claims. Subject to the last sentence of this Section 11.1, all requests for payment of an Administrative Claim must be Filed with the Bankruptcy Court no later than the Administrative Claims Bar Date, In the event of an objection to Allowance of an Administrative Claim, the Bankruptcy Court shall determine the Allowed amount of such Admnistrative Claim. THE FAILURE TO FILE A MOTION REQUESTING ALLOWANCE OF AN ADMINISTRATIVE CLAIM ON OR BEFORE THE ADMINISTRATIVE CLAIMS BAR DATE, OR THE FAILURE TO SERVE SUCH MOTION TIMELY AND PROPERLY, SHALL RESULT IN THE ADMINISTRATIVE CLAIM BEING FOREVER BARRED AND DISALLOWED WITHOUT FURTHER ORDER OF THE BANKRUPTCY COURT. IF FOR ANY REASON ANY SUCH ADMINISTRATIVE CLAIM IS INCAPABLE OF BEING FOREVER BARRED AND DISALLOWED, THEN THE HOLDER OF SUCH CLAIM SHALL IN NO EVENT HAVE RECOURSE TO ANY PROPERTY TO BE DISTRIBUTED PURSUANT TO THE PLAN. Postpetition statutory tax claims shall not be subject to any Administrative Claims Bar Date.

11.2        Professional Fee Claims. All final requests for payment of Professional Fee Claims pursuant to Bankruptcy Code sections 327, 328, 330, 331, 363, 503(b), or 1103 must be made by application Filed with the Bankruptcy Court and served on counsel to the Liquidation Trust and counsel to the U.S. Trustee no later than forty-five (45) calendar days after the Effective Date, unless otherwise ordered by the Bankruptcy Court. Objections to such applications must be Filed and served on counsel to the Liquidation Trust, counsel to the U.S. Trustee, and the requesting Professional on or before the date that is twenty-one (21) calendar days after the date on which the applicable application was served (or such longer period as may be allowed by order of the Bankruptcy Court or by agreement with the requesting Professional). All Professional Fee Claims shall be paid by the Liquidation Trust to the extent approved by order of the Bankruptcy Court within five (5) Business Days after entry of such order. On the Effective Date, the Liquidation Trust shall establish the Professional Fee Reserve. The Professional Fee Reserve shall vest in the Liquidation Trust and shall be maintained by the Liquidation Trust in accordance with the Plan. The Liquidation Trust shall fully fund the Professional Fee Reserve on the Effective Date in an amount that is agreed upon by the Debtors and each of the Committees prior to the Confirmation Hearing and that approximates the total projected amount of unpaid Professional Fee Claims on the Effective Date. If the Debtors and the Committees are unable to agree on an amount by which the Professional Fee Reserve is to be funded, then any of those parties may submit the issue to the Bankruptcy Court, which, following notice and a hearing, shall fix the amount of the required funding. All Professional Fee Claims that have not previously been paid, otherwise satisfied, or withdrawn shall be paid from the Professional Fee Reserve. Any excess funds in the Professional Fee Reserve shall be released to the Liquidation Trust to be used for other purposes consistent with the Plan. For the avoidance of doubt, the Professional Fee Reserve is an estimate and shall not be construed as a cap on the Liquidation Trust’s obligation to pay in full Allowed Professional Fee Claims.
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11.3        Payment of Statutory Fees. All fees payable pursuant to 28 U.S.C. § 1930, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid by the Debtors on or before the Effective Date. All such fees that arise after the Effective Date shall be paid by the Liquidation Trust. Notwithstanding the foregoing: (i) for the Remaining Debtors, quarterly fees for the quarter in which the Effective Date occurs will be calculated on the basis of all Estate Assets being distributed to the Liquidation Trust and the Wind-Down Entity on the Effective Date in the Chapter 11 Cases of the Remaining Debtors; (ii) for all other Debtors, quarterly fees for the quarter in which the Effective Date occurs will be calculated on the basis of disbursements (if any) made by such Debtors prior to the Effective Date; and (iii) quarterly fees for each quarter after the quarter in which the Effective Date occurs will be $325.00 for any Remaining Debtors through the entry of the Final Decree for any of the Remaining Debtors or the dismissal or conversion of the Chapter 11 Cases regarding the Remaining Debtors. Notwithstanding anything to the contrary in the Plan, the U.S. Trustee shall not be required to file any proofs of claim with respect to quarterly fees payable pursuant to 28 U.S.C. § 1930.

114         Post-Effective-Date Reporting.

(a)         Beginning the first quarter-end following the Effective Date and continuing on each quarter-end thereafter until the Closing Date, within thirty (30) calendar days after the end of such period, the Liquidation Trust shall File quarterly reports with the Bankruptcy Court. Each quarterly report shall contain a cash flow statement which shall show Distributions by Class during the prior quarter, an unaudited balance sheet, the terms of any settlement of an individual Claim in an amount greater than $100,000, the terms of any litigation settlement where the Cause of Action or the Liquidation Trust Action was greater than $100,000 or the settlement is for more than $100,000, the terms of any sale of Estate Assets where the proceeds of such sale are $100,000 or greater, and such other information as the Liquidation Trust determines is material.

(b)         Until the effectiveness of an Exchange Act Registration for the Class A Liquidation Trust Interests, the Liquidation Trust shall, as soon as practicable after the end of each calendar year and upon termination of the Liquidation Trust, provide or make available a written report and account to the Holders of Liquidation Trust Interests, which report and account sets forth (i) the assets and liabilities of the Liquidation Trust at the end of such calendar year or upon termination and the receipts and disbursements of the Liquidation Trust for such calendar year or period, and (ii) changes in the Liquidation Trust Assets and actions taken by the Liquidation Trustee in the performance of its duties under the Plan or the Liquidation Trust Agreement that the Liquidation Trustee determines in its discretion may be relevant to Holders of Liquidation Trust Interests, such as material changes or actions that, in the opinion of the Liquidation Trustee, may have a material effect on the Liquidation Trust Assets that were not previously reported. The Liquidation Trust may provide or make available to Holders of Liquidation Trust Interests similar reports for such interim periods during the calendar year as the Liquidation Trustee deems advisable. So long as no Exchange Act Registration for the Class A Liquidation Trust Interests shall have become effective, such reports may be provided or made available to the Holders of Liquidation Trust Interests, in the discretion of the Liquidation Trustee, by any reasonable means, including U.S. mail, electronic transmission, display on IntraLinks or a similar virtual data room to which Holders shall have access, or publication to a publicly-available website or by press release distributed via a generally recognized business news service.
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(c)         Following the effectiveness of an Exchange Act Registration for the Class A Liquidation Trust Interests, the Liquidation Trust shall provide or make available to the Holders of Liquidation Trust Interests, either by publication to a publicly-available website or by press release distributed via a generally recognized business news service, copies of all current reports on Form 8-K, quarterly reports on Form 10-Q, and annual reports on Form 10-K that may be required to be filed by the Liquidation Trust with the SEC under the Exchange Act, which copies are to be so provided or made available promptly after such filing.

11.5        Dissolution of the Committees. Each of the Committees shall be automatically dissolved on the Effective Date and, on the Effective Date, each member of the Committees (including each Related Party thereof) and each Professional retained by any of the Committees shall be released and discharged from all rights, duties, responsibilities, and obligations arising from, or related to, the Debtors, their membership on any of the Committees, the Plan, or the Chapter 11 Cases, except with respect to (a) any matters concerning any Professional Fee Claims held or asserted by any Professional retained by any of the Committees; and (b) the right of former Noteholder Committee and Unitholder Committee members to select a successor Noteholder Committee or Unitholder Committee designee, respectively, on the Liquidation Trust Supervisory Board.

11.6        Modifications and Amendments.

(a)         In the Debtors’ reasonable discretion after consultation with each of the Committees, the Debtors may alter, amend, or modify the Plan under Bankruptcy Code section 1127(a) at any time at or prior to the conclusion of the Confirmation Hearing. All alterations, amendments, or modifications to the Plan must comply with Bankruptcy Code section 1127. The Debtors shall provide parties in interest with notice of such amendments or modifications as may be required by the Bankruptcy Rules or order of the Bankruptcy Court. A Creditor that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended, modified, or clarified, if the proposed alteration, amendment, modification, or clarification does not materially and adversely change the treatment of the Claim of such Creditor.

(b)         After entry of the Confirmation Order and prior to substantial consummation (as defined in Bankruptcy Code section 1101(2)) of the Plan, the Debtors or the Liquidation Trust, as applicable, may, under Bankruptcy Code section 1127(b), institute proceedings in the Bankruptcy Court to remedy any defect or omission or to reconcile any inconsistencies in the Plan, the Disclosure Statement approved with respect to the Plan, or the Confirmation Order, and such matters as may be necessary to carry out the purpose and effect of the Plan so long as such proceedings do not adversely affect the treatment of Holders of Claims under the Plan. Such proceedings must comply with Bankruptcy Code section 1127. To the extent required, prior notice of such proceedings shall be served in accordance with the Bankruptcy Rules or an order of the Bankruptcy Court. A Creditor that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended, modified, or clarified, if the proposed alteration, amendment, modification, or clarification does not materially and adversely change the treatment of the Claim of such Creditor.

11.7        Severability of Plan Provisions. If, at or before me Confirmation Hearing, the Bankruptcy Court holds that any Plan term or provision is invalid, void, or unenforceable, the Bankruptcy Court may alter or interpret that term or provision so that it is valid and enforceable to the maximum extent possible consistent with the original purpose of that term or provision. That term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the Plan’s remaining terms and provisions will remain in full force and effect and will in no way be affected, impaired, or invalidated. The Confirmation Order will constitute a judicial determination providing that each Plan term and provision, as it may have been altered or interpreted in accordance with this Section 11.7, is valid and enforceable under its terms.
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11.8        Compromises and Settlements. From and after the Effective Date, the Liquidation Trust may compromise and settle disputes about any Claims or about any Liquidation Trust Actions, without any further approval by the Bankruptcy Court. Until the Effective Date, the Debtors expressly reserve the right to compromise and settle (subject to the approval of the Bankruptcy Court) Claims against them or any Avoidance Actions and Causes of Action belonging to the Estates.

11.9        Binding Effect of Plan. Upon the Effective Date, Bankruptcy Code section 1141 shall become applicable with respect to the Plan and the Plan shall be binding on all Persons to the fullest extent permitted by Bankruptcy Code section 1141(a). Confirmation of the Plan binds each Holder of a Claim or Equity Interest to all the terms and conditions of the Plan, whether or not such Holder’s Claim or Equity Interest is Allowed, whether or not such Holder holds a Claim or Equity interest that is in a Class that is Impaired under the Plan, and whether or not such Holder has accepted the Plan.

11.10      Non-Discharge of the Debtors; Injunction. ln accordance with Bankruptcy Code section 1141(d)(3)(A), the Plan does not discharge the Debtors. Bankruptcy Code section 1141(c) nevertheless provides, among other things, that the properly dealt with by the Plan is free and clear of all Claims and Equity Interests against the Debtors. As such, no Person holding a Claim or an Equity Interest may receive any payment from, or seek recourse against, any assets that are to be distributed under the Plan other than assets required to be distributed to that Person under the Plan. As of the Effective Date, all Persons are precluded and barred from asserting against any property to be distributed under the Plan any Claims, rights, Causes of Action, liabilities, Equity Interests, or other action or remedy based on any act, omission, transaction, or other activity that occurred before the Effective Date except as expressly provided in the Plan or the Confirmation Order.

11.11      Releases and Related Matters.

(a)         On the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, each of the Releasing Parties shall be deemed to have forever released, waived, and discharged each of the Released Parties from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, Causes of Action, and liabilities whatsoever, whether known or unknown, whether foreseen or unforeseen, whether liquidated or unliquidated, whether fixed or contingent, whether matured or unmatured, existing or hereafter arising, at law, in equity, or otherwise, that are based in whole or in part on any act, omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the conduct of the Debtors’ business, the Chapter 11 Cases, or the Plan, except for acts or omissions that are determined in a Final Order to have constituted actual fraud or willful misconduct; provided, however, that nothing in this Section 11.11 shall release or otherwise affect any Person’s rights under the Plan or the Confirmation Order.
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(b)          Entry of the Confirmation Order shall constitute (i) the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases set forth in this Section 11.11; and (ii) the Bankruptcy Court’s findings that such releases are (1) in exchange for good and valuable consideration provided by the Released Parties (including performance of the terms of the Plan), and a good-faith settlement and compromise of the released claims, (2) in the best interests of the Debtors, the Estates, and any Holders of Claims that are Releasing Parties, (3) fair, equitable, and reasonable, (4) given and made after due notice and opportunity for hearing, and (5) a bar to any of the Releasing Parties asserting any released claim against any of the Released Parties.

(c)          Notwithstanding any provision herein to the contrary or an abstention from voting on the Plan, no provision of the Plan, or any order confirming the Plan, (i) releases any non-debtor Person from any Cause of Action of the SEC; or (ii) enjoins, limits, impairs, or delays the SEC from commencing or continuing any Causes of Action, proceedings, or investigations against any non-debtor Person in any forum.

11.12      Exculpation and Limitation of Liability. On the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, to the maximum extent permitted by law, none of the Exculpated Parties shall have or incur any liability to any Person, including to any Holder of a Claim or an Equity Interest, for any prepetition or postpetition act or omission in connection with, relating to, or arising out of the Debtors, the Chapter 11 Cases, the formulation, negotiation, preparation, dissemination, solicitation of acceptances, implementation, confirmation, or consummation of the Plan, the Disclosure Statement, or any contract, instrument, release, or other agreement or document created, executed, or contemplated in connection with the Plan, or the administration of the Plan or the property to be distributed under the Plan; provided, however, that nothing in this Section 11.12 shall release or otherwise affect any Person’s rights under the Plan or the Confirmation Order; and provided, further, that the exculpation provisions of this Section 11.12 shall not apply to acts or omissions constituting actual fraud or willful misconduct by such Exculpated Party as determined by a Final Order. For purposes of the foregoing, it is expressly understood that any act or omission effected with the approval of the Bankruptcy Court conclusively will be deemed not to constitute actual fraud or willful misconduct unless the approval of the Bankruptcy Court was obtained by fraud or misrepresentation, and in all respects, the Exculpated Parties shall be entitled to rely on the written advice of counsel with respect to their duties and responsibilities under, or in connection with, the Chapter 11 Cases, the Plan, and administration thereof. The Confirmation Order shall serve as a permanent injunction against any Person seeking to enforce any Causes of Action against the Exculpated Parties that are encompassed by the exculpation provided by this Section 11.12 of the Plan.

11.13      Term of Injunctions or Stays. Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays in the Chapter 11 Cases under Bankruptcy Code sections 105 or 362 or otherwise, and extant as of the Confirmation Hearing (excluding any injunctions or stays contained in or arising from the Plan or the Confirmation Order), shall remain in full force and effect through and inclusive of the Effective Date.

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11.14      Revocation. Withdrawal. or Non-Consummation. The Debtors reserve the right to revoke or withdraw the Plan at any time prior to the Confirmation Hearing and to File subsequent plans. If the Debtors revoke or withdraw the Plan prior to the Confirmation Hearing, or if the Effective Date does not occur, then (a) the Plan shall be null and void in all respects; and (b) nothing contained in the Plan, and no acts taken in preparation for consummation of the Plan, shall (i) constitute or be deemed to constitute a waiver or release of any Claims against, or any Equity Interests in, any Debtor, or any Causes of Action by or against any Debtor or any other Person, (ii) prejudice in any manner the rights of any Debtor or any other Person in any further proceedings involving a Debtor, or (iii) constitute an admission of any sort by any Debtor or any other Person.

11.15     Exemption from Transfer Taxes. Pursuant to Bankruptcy Code section 1146, the vesting of the Liquidation Trust Assets in the Liquidation Trust, the vesting of the Wind-Down Assets in the Wind-Down Entity, the issuance, transfer, or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed of trust, lien, pledge, or other security interest, or the making or assignment of any lease or sublease, or making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax.

11.16      Computation of Time. In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

11.17      Transactions on Easiness Days. If the Effective Date or any other date on which a transaction may occur under the Plan shall occur on a day that is not a Business Day, any transactions or other actions contemplated by the Plan to occur on such day shall instead occur on the next succeeding Business Day.

11.18      Good Faith. Confirmation of the Plan shall constitute a conclusive determination that: (a) the Plan, and all the transactions and settlements contemplated thereby, have been proposed in good faith and in compliance with all applicable provisions of the Bankruptcy Code and the Bankruptcy Rules; and (b) the solicitation of acceptances or rejections of the Plan has been in good faith and in compliance with all applicable provisions of the Bankruptcy Code, and the Bankruptcy Rules, and, in each case, that the Debtors and all Related Parties have acted in good faith in connection therewith.

11.19      Governing Law. Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), (a) the laws of the State of Delaware shall govern the construction and implementation of the Plan and (except as may be provided otherwise in any such agreements, documents, or instruments) any agreements, documents, and instruments executed in connection with the Plan and (b) the laws of the state of incorporation or formation of each Debtor shall govern corporate or limited liability company governance matters with respect to such Debtor; in each case without giving effect to the principles of conflicts of law thereof. Any applicable nonbankruptcy law that would prohibit, limit, or otherwise restrict implementation of the Plan based on (i) the commencement of the Chapter 11 Cases, (ii) the appointment of the Liquidation Trustee or the Wind-Down CEO or the Remaining Debtors Manager, (iii) the wind down of the Debtors, (iv) the liquidation of some or all of the Liquidation Trust Assets or the Wind-Down Assets, or (v) any other act or action to be done pursuant to or contemplated by the Plan is superseded and rendered inoperative by the Plan and federal bankruptcy law.
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11.20      Notices. Following the Effective Date, all pleadings and notices Filed in the Chapter 11 Cases shall be served solely on (a) the Liquidation Trust and its counsel, (b) the U.S. Trustee, (c) any Person whose rights are affected by the applicable pleading or notice, and (d) any Person Filing a specific request for notices and papers on and after the Effective Date.

11.21      Final Decree. Upon the Liquidation Trustee’s determination that all Claims have been Allowed, disallowed, expunged, or withdrawn and that all Wind-Down Assets and Liquidation Trust Assets have been liquidated, abandoned, or otherwise administered, the Liquidation Trust shall move for the entry of the Final Decree with respect to the Remaining Debtors. On entry of the Final Decree, the Wind-Down CEO, the Wind-Down Board, the Liquidation Trustee, the Liquidation Trust Supervisory Board, the Remaining Debtors Manager, and their respective Related Parties, in each case to the extent not previously discharged by the Bankruptcy Court, shall be deemed discharged and have no further duties or obligations to any Person.

11.22      Closing of Certain Chapter 11 Cases. On the Effective Date, the Chapter 11 Cases for all Debtors other than the Remaining Debtors will be deemed closed and no further fees in respect of such closed cases will thereafter accrue or be payable to any Person. As soon as practicable after the Effective Date, the Liquidation Trust shall submit a separate order to the Bankruptcy Court under certification of counsel closing the Chapter 11 Cases for all Debtors other than the Remaining Debtors. The Liquidation Trust may at any point File a motion to close the Chapter 11 Case for either of the Remaining Debtors.

11.23     Additional Documents. On or before the Effective Date, the Debtors may File with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The Debtors, the Wind-Down Entity, and the Liquidation Trust, as applicable, and all Holders receiving Distributions pursuant to the Plan and all other parties in interest may, from time to time, prepare, execute, and deliver any agreements or documents and take any other acts as may be necessary or advisable to effectuate the provisions and intent of the Plan.

11.24      Conflicts with the Plan. In the event and to the extent that any provision of the Plan is inconsistent with the provisions of the Disclosure Statement, any other order entered in the Chapter 11 Cases, or any other agreement to be executed by any Person pursuant to the Plan, the provisions of the Plan shall control and take precedence; provided, however, that the Confirmation Order shall control and take precedence in the event of any inconsistency between the Confirmation Order, any provision of the Plan, and any of the foregoing documents.

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ARTICLE XII

REQUEST FOR CONFIRMATION AND RECOMMENDATION

12.1        Request for Confirmation. The Debtors request confirmation of the Plan in accordance with Bankruptcy Code section 1129.

12.2        Recommendation. The Debtors believe that confirmation and implementation of the Plan are the best alternative under the circumstances and urge all Impaired Creditors entitled to vote on the Plan to vote in favor of and support confirmation of the Plan.

Respectfully submitted,

Woodbridge Group of Companies, LLC, et al.

By:	/s/Bradley D. Sharp
	Name:	Bradley D. Sharp
	Title:	Chief Restructuring Officer
WGC Independent Manager, LLC
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Exhibit 1

List of the Debtors

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
1	215 North 12th Street, LLC	3105	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
2	695 Buggy Circle, LLC	4827	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
3	Addison Park Investments, LLC	5888	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
4	Anchorpoint Investments, LLC	5530	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
5	Arborvitae Investments, LLC	3426	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
6	Archivolt Investments, LLC	8542	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
7	Arlington Ridge Investments, LLC	8879	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
8	Arrowpoint Investments, LLC	7069	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
9	Baleroy Investments, LLC	9851	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
10	Basswood Holding, LLC	2784	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
11	Bay Village Investments, LLC	3221	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
12	Bear Brook Investments, LLC	3387	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
13	Beech Creek Investments, LLC	0963	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
14	Bellflower Funding, LLC	0156	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
15	Bishop White Investments, LLC	8784	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
16	Black Bass Investments, LLC	0884	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
17	Black Locust Investments, LLC	3159	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
18	Blazingstar Funding, LLC	3953	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
19	Bluff Point Investments, LLC	6406	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
20	Bowman Investments, LLC	9670	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
21	Bramley Investments, LLC	9020	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
22	Brise Solell Investments, LLC	9998	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
23	Broadsands Investments, LLC	2687	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
24	Brynderwen Investments, LLC	6305	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
25	Buggy Circle Holdings, LLC	0850	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
26	Cablestay Investments, LLC	3442	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
27	Cannington Investments, LLC	4303	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
28	Carbondale Doocy, LLC	3616	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
29	Carbondale Glen Lot A-5, LLC	0728	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
30	Carbondale Glen Lot D-22, LLC	1907	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
31	Carbondale Glen Lot E-24, LLC	4987	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
32	Carbondale Glen Lot GV-13, LLC	6075	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
33	Carbondale Glen Lot L-2, LLC	1369	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
34	Carbondale Glen Lot SD-14, LLC	5515	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
35	Carbondale Glen Lot SD-23, LLC	4775	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
36	Carbondale Glen Mesa Lot 19, LLC	6376	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
37	Carbondale Glen River Mesa, LLC	6926	14140 Ventura Blvd., #302, Sherman Oaks. CA 91423
38	Carbondale Glen Sundance Ponds, LLC	0113	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
39	Carbondale Glen Sweetgrass Vista, LLC	7510	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
40	Carbondale Peaks Lot L-1, LLC	6563	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
41	Carbondale Spruce 101, LLC	6126	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
42	Carbondale Sundance Lot 15, LLC	1131	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
43	Carbondale Sundance Lot 16, LLC	0786	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
44	Castle Pines Investments, LLC	4123	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
45	Centershot Investments, LLC	9391	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
46	Chaplin Investments, LLC	3215	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
47	Chestnut Investments, LLC	9809	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
48	Chestnut Ridge Investments, LLC	3815	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
49	Clover Basin Investments, LLC	8470	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
50	Coffee Creek Investments, LLC	9365	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
51	Craven Investments, LLC	0994	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
52	Crossbeam Investments, LLC	2940	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
53	Crowfield Investments, LLC	4030	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
54	Crystal Valley Holdings, LLC	4942	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
55	Crystal Woods Investments, LLC	2816	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
56	Cuco Settlement, LLC	1418	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
57	Daleville Investments, LLC	2915	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
58	Deerfield Park Investments, LLC	2296	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
59	Derbyshire Investments, LLC	3735	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
60	Diamond Cove Investments, LLC	9809	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
61	Dixville Notch Investments, LLC	0257	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
62	Dogwood Valley Investments, LLC	5898	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
63	Dollis Brook Investments, LLC	4042	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
64	Donnington Investments, LLC	2744	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
65	Doubleleaf Investments, LLC	7075	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
66	Drawspan Investments, LLC	5457	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
67	Eldredge Investments, LLC	1579	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
68	Elstar Investments, LLC	3731	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
69	Emerald Lake Investments, LLC	2276	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
70	Fieldpoint Investments, LLC	2405	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
71	Franconia Notch Investments, LLC	7325	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
72	Frog Rock Investments, LLC	0623	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
73	Gateshead Investments, LLC	1537	14140 Ventura Blvd., #302, Sherman Oaks. CA 91423
74	Glenn Rich Investments, LLC	7350	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
75	Goose Rocks Investments, LLC	5453	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
76	Goosebrook Investments, LLC	3737	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
77	Graeme Park Investments, LLC	8869	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
78	Grand Midway Investments, LLC	1671	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
79	Gravenstein Investments, LLC	2195	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
80	Green Gables Investments, LLC	1347	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
81	Grenadier Investments, LLC	1772	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
82	Grumblethorpe Investments, LLC	9318	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
83	H10 Deerfield Park Holding Company, LLC	8117	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
84	H11 Silk City Holding Company, LLC	5002	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
85	H12 White Birch Holding Company, LLC	9593	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
86	H13 Bay Village Holding Company, LLC	8917	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
87	H14 Dixville Notch Holding Company, LLC	5633	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
88	H15 Bear Brook Holding Company, LLC	0030	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
89	H16 Monadnock Holding Company, LLC	3391	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
90	H17 Pemigewasset Holding Company, LLC	9026	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
91	H18 Massabesic Holding Company, LLC	0852	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
92	H19 Emerald Lake Holding Company, LLC	1570	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
93	H2 Arlington Ridge Holding Company, LLC	9930	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
94	H20 Bluff Point Holding Company, LLC	7342	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
95	H21 Summerfree Holding Company, LLC	4453	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
96	H22 Papirovka Holding Company, LLC	8821	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
97	H23 Pinova Holding Company, LLC	0307	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
98	H24 Stayman Holding Company, LLC	0527	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
99	H25 Elstar Holding Company, LLC	3243	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
100	H26 Gravenstein Holding Company, LLC	4323	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
101	H27 Grenadier Holding Company, LLC	2590	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
102	H28 Black Locust Holding Company, LLC	6941	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
103	H29 Zestar Holding Company, LLC	4093	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
104	H30 Silver Maple Holding Company, LLC	9953	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
105	H31 Addison Park Holding Company, LLC	0775	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
106	H32 Arborvitae Holding Company, LLC	7525	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
107	H33 Hawthorn Holding Company, LLC	4765	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
108	H35 Hornbeam Holding Company, LLC	5290	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
109	H36 Sturmer Pippin Holding Company, LLC	1256	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
110	H37 Idared Holding Company, LLC	3378	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
111	H38 Mutsu Holding Company, LLC	5889	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
112	H39 Haralson Holding Company, LLC	0886	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
113	H4 Pawtuckaway Holding Company, LLC	9299	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
114	H40 Bramley Holding Company, LLC	7162	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
115	H41 Grumblethorpe Holding Company, LLC	0106	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
116	H43 Lenni Heights Holding Company, LLC	7951	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
117	H44 Green Gables Holding Company, LLC	2248	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
118	H46 Beech Creek Holding Company, LLC	0050	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
119	H47 Summit Cut Holding Company, LLC	6912	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
120	H49 Bowman Holding Company, LLC	1694	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
121	H5 Chestnut Ridge Holding Company, LLC	5244	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
122	H50 Sachs Bridge Holding Company, LLC	3049	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
123	H51 Old Carbon Holding Company, LLC	1911	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
124	H52 Willow Grove Holding Company, LLC	2112	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
125	H53 Black Bass Holding Company, LLC	3505	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
126	H54 Seven Stars Holding Company, LLC	8432	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
127	H55 Old Maitland Holding Company, LLC	3887	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
128	H56 Craven Holding Company, LLC	1344	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
129	H58 Baleroy Holding Company, LLC	1881	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
130	H59 Rising Sun Holding Company, LLC	5554	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
131	H6 Lilac Meadow Holding Company, LLC	4921	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
132	H60 Moravian Holding Company, LLC	3179	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
133	H61 Grand Midway Holding Company, LLC	4835	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
134	H64 Pennhurst Holding Company, LLC	1251	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
135	H65 Thornbury Farm Holding Company, LLC	7454	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
136	H66 Heilbron Manor Holding Company, LLC	7245	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
137	H68 Graeme Park Holding Company, LLC	2736	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
138	H7 Dogwood Valley Holding Company, LLC	7002	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
139	H70 Bishop White Holding Company, LLC	6161	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
140	H74 Imperial Aly Holding Company, LLC	7948	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
141	H76 Diamond Cove Holding Company, LLC	0315	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
142	H8 Melody Lane Holding Company, LLC	4011	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
143	H9 Strawberry Fields Holding Company, LLC	4464	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
144	Hackmatack Investments, LLC	8293	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
145	Haffenburg Investments, LLC	1472	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
146	Haralson Investments, LLC	8946	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
147	Harringworth Investments, LLC	5770	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
148	Hawthorn Investments, LLC	3463	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
149	Hazelpoint Investments, LLC	3824	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
150	Heilbron Manor Investments, LLC	7818	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
151	Hollyline Holdings, LLC	4412	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
152	Hollyline Owners, LLC	2556	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
153	Hornbeam Investments, LLC	9532	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
154	Idared Investments, LLC	7643	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
155	Imperial Aly Investments, LLC	7940	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
156	Ironsides Investments, LLC	2351	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
157	Kirkstead Investments, LLC	3696	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
158	Lenni Heights Investments, LLC	6691	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
159	Lilac Meadow Investments, LLC	4000	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
160	Lilac Valley Investments, LLC	7274	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
161	Lincolnshire Investments, LLC	0533	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
162	Lonetree Investments, LLC	5194	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
163	Longbourn Investments, LLC	2888	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
164	M10 Gateshead Holding Company, LLC	8924	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
165	M11 Anchorpoint Holding Company, LLC	1946	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
166	M13 Cablestay Holding Company, LLC	9809	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
167	M14 Crossbeam Holding Company, LLC	3109	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
168	M15 Doubleleaf Holding Company, LLC	9523	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
169	M16 Kirkstead Holding Company, LLC	8119	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
170	M17 Lincolnshire Holding Company, LLC	9895	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
171	M19 Arrowpoint Holding Company, LLC	4378	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
172	M22 Drawspan Holding Company, LLC	0325	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
173	M24 Fieldpoint Holding Company, LLC	6210	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
174	M25 Centershot Holding Company, LLC	2128	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
175	M26 Archivolt Holding Company, LLC	6436	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
176	M27 Brise Soleil Holding Company, LLC	2821	14140 Ventura Blvd., #302, Sherman Oaks. CA 91423
177	M28 Broadsands Holding Company, LLC	9424	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
178	M29 Brynderwen Holding Company, LLC	0685	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
179	M31 Cannington Holding Company, LLC	0667	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
180	M32 Dollis Brook Holding Company, LLC	2873	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
181	M33 Harringworth Holding Company, LLC	7830	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
182	M34 Quarterpost Holding Company, LLC	2780	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
183	M36 Springline Holding Company, LLC	0908	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
184	M37 Topchord Holding Company, LLC	2131	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
185	M38 Pemberley Holding Company, LLC	1154	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
186	M39 Derbyshire Holding Company, LLC	6509	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
187	M40 Longbourn Holding Company, LLC	3893	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
188	M41 Silverthorne Holding Company, LLC	6930	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
189	M43 White Dome Holding Company, LLC	1327	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
190	M44 Wildernest Holding Company, LLC	7546	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
191	M45 Clover Basin Holding Company, LLC	6677	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
192	M46 Owl Ridge Holding Company, LLC	0546	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
193	M48 Vallecito Holding Company, LLC	0739	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
194	M49 Squaretop Holding Company, LLC	4325	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
195	M5 Stepstone Holding Company, LLC	1473	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
196	M50 Wetterhorn Holding Company, LLC	9936	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
197	M51 Coffee Creek Holding Company, LLC	2745	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
198	M53 Castle Pines Holding Company, LLC	3398	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
199	M54 Lonetree Holding Company, LLC	2356	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
200	M56 Haffenburg Holding Company, LLC	3780	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
201	M57 Ridgecrest Holding Company, LLC	2759	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
202	M58 Springvale Holding Company, LLC	6656	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
203	M60 Thunder Basin Holding Company, LLC	4560	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
204	M61 Mineola Holding Company, LLC	8989	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
205	M62 Sagebrook Holding Company, LLC	5717	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
206	M63 Crowfield Holding Company, LLC	7092	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
207	M67 Mountain Spring Holding Company, LLC	5385	14140 Ventura Blvd., #302, Sherman Oaks. CA 91423
208	M68 Goosebrook Holding Company, LLC	9434	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
209	M70 Pinney Holding Company, LLC	1495	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
210	M71 Eldredge Holding Company, LLC	6338	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
211	M72 Daleville Holding Company, LLC	8670	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
212	M73 Mason Run Holding Company, LLC	5691	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
213	M74 Varga Holding Company, LLC	2322	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
214	M75 Riley Creek Holding Company, LLC	7226	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
215	M76 Chaplin Holding Company, LLC	9267	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
216	M77 Frog Rock Holding Company, LLC	1849	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
217	M79 Chestnut Company, LLC	0125	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
218	M80 Hazelpoint Holding Company, LLC	2703	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
219	M83 Mt. Holly Holding Company, LLC	7897	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
220	M85 Glenn Rich Holding Company, LLC	7844	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
221	M86 Steele Hill Holding Company, LLC	8312	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
222	M87 Hackmatack Hills Holding Company, LLC	9583	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
223	M88 Franconia Notch Holding Company, LLC	8184	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
224	M89 Mount Washington Holding Company, LLC	8012	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
225	M9 Donnington Holding Company, LLC	7114	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
226	M90 Merrimack Valley Holding Company, LLC	0547	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
227	M91 Newville Holding Company, LLC	6748	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
228	M92 Crystal Woods Holding Company, LLC	5806	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
229	M93 Goose Rocks Holding Company, LLC	5189	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
230	M94 Winding Road Holding Company, LLC	8229	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
231	M95 Pepperwood Holding Company, LLC	3660	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
232	M96 Lilac Valley Holding Company, LLC	0412	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
233	M97 Red Woods Holding Company, LLC	2190	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
234	M99 Ironsides Holding Company, LLC	8261	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
235	Mason Run Investments, LLC	0644	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
236	Massabesic Investments, LLC	6893	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
237	Melody Lane Investments, LLC	0252	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
238	Merrimack Valley Investments, LLC	7307	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
239	Mineola Investments, LLC	9029	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
240	Monadnock Investments, LLC	3513	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
241	Moravian Investments, LLC	6854	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
242	Mount Washington Investments, LLC	2061	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
243	Mountain Spring Investments, LLC	3294	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
244	Mt, Holly Investments, LLC	7337	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
245	Mutsu Investments, LLC	8020	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
246	Newville Investments, LLC	7973	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
247	Old Carbon Investments, LLC	6858	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
248	Old Maitland Investments, LLC	9114	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
249	Owl Ridge Investments, LLC	8792	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
250	Papirovka Investments, LLC	5472	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
251	Pawtuckaway Investments, LLC	3152	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
252	Pemberley Investments, LLC	9040	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
253	Pemigewasset Investments, LLC	6827	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
254	Pennhurst Investments, LLC	7313	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
255	Pepperwood Investments, LLC	7950	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
256	Pinney Investments, LLC	0132	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
257	Pinova Investments, LLC	3468	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
258	Quarterpost Investments, LLC	4802	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
259	Red Woods Investments, LLC	6065	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
260	Ridgecrest Investments, LLC	9696	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
261	Riley Creek Investments, LLC	0214	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
262	Rising Sun Investments, LLC	6846	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
263	Sachs Bridge Investments, LLC	8687	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
264	Sagebrook Investments, LLC	1464	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
265	Seven Stars Investments, LLC	6994	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
266	Silk City Investments, LLC	1465	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
267	Silver Maple Investments, LLC	9699	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
268	Silverleaf Funding, LLC	9877	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
269	Silverthorne Investments, LLC	8840	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
270	Springline Investments, LLC	7321	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
271	Springvale Investments, LLC	6181	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
272	Squaretop Investments, LLC	4466	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
273	Stayman Investments, LLC	9090	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
274	Steele Hill Investments, LLC	7340	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
275	Stepstone Investments, LLC	7231	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
276	Strawberry Fields Investments, LLC	0355	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
277	Sturmer Pippin Investments, LLC	6686	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
278	Summerfree Investments, LLC	1496	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
279	Summit Cut Investments, LLC	0876	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
280	Thornbury Farm Investments, LLC	3083	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
281	Thunder Basin Investments, LLC	7057	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
282	Topchord Investments, LLC	4007	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
283	Vallecito Investments, LLC	8552	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
284	Varga Investments, LLC	7136	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
285	Wall 123, LLC	Not yet obtained	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
286	Wetterhorn Investments, LLC	0171	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
287	White Birch Investments, LLC	1555	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
288	White Dome Investments, LLC	2729	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit 1

	Debtor Name	Tax ID (Last Four Digits)	Address
289	Whiteacire Funding, LLC	2998	14140 Ventura Blvd.. #302. Sherman Oaks. CA 91423
290	Wildernest Investments, LLC	1375	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
291	Willow Grove Investments, LLC	6588	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
292	Winding Road Investments, LLC	8169	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
293	WMF Management, LLC	9238	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
294	Woodbridge Capital Investments, LLC	6081	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
295	Woodbridge Commercial Bridge Loan Fund 1, LLC	8318	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
296	Woodbridge Commercial Bridge Loan Fund 2, LLC	3649	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
297	Woodbridge Group of Companies, LLC	3603	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
298	Woodbridge Investments, LLC	8557	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
299	Woodbridge Mezzanine Fund 1, LLC	2753	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
300	Woodbridge Mortgage Investment Fund 1, LLC	0172	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
301	Woodbridge Mortgage Investment Fund 2, LLC	7030	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
302	Woodbridge Mortgage Investment Fund 3, LLC	9618	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
303	Woodbridge Mortgage Investment Fund 3A, LLC	8525	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
304	Woodbridge Mortgage Investment Fund 4, LLC	1203	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
305	Woodbridge Structured Funding, LLC	3593	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423
306	Zestar Investments, LLC	3233	14140 Ventura Blvd., #302, Sherman Oaks, CA 91423

Exhibit B

Notice of Confirmation and Effective Date

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11
WOODBRIDGE GROUP OF COMPANIES, LLC, et al.,[1]	Case No. 17-12560 (KJC),
(Jointly Administered)
Debtors.	Ref. Docket Nos. 2397 and _____

NOTICE OF CONFIRMATION OF, AND EFFECTIVE DATE OF, FIRST AMENDED JOINT CHAPTER 11 PLAN OF LIQUIDATION OF WOODBRIDGE GROUP OF COMPANIES, LLC
AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.       Confirmation Order. On October __, 2018, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order [Docket No.       ] (the “Confirmation Order”) confirming the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors [Docket No. 2397] (including all exhibits thereto, and as amended, supplemented, or modified from time to time pursuant to the terms thereof, the “Plan”)2 in the chapter 11 cases of the above-captioned debtors (collectively, the “Debtors”).

2.       Effective Date. The Effective Date of the Plan occurred on [Date], 2018.

3.       Professional Fee Claims. As provided in Section 11.2 of the Plan, all final requests for payment of Professional Fee Claims pursuant to Bankruptcy Code sections 327, 328, 330. 331, 363, 503(b), or 1103 must be made by application Filed with the Bankruptcy Court and served on counsel to the Liquidation Trust and counsel to the U.S. Trustee no later than [insert date → forty-five (45) calendar days after the Effective Date], unless otherwise ordered by the Bankruptcy Court. Objections to such applications must be Filed and served on counsel to the Liquidation Trust, counsel to the U.S. Trustee, and the requesting Professional on or before the date that is twenty-one (21) calendar days after the date on which the applicable application was served (or such longer period as may be allowed by order of the Bankruptcy Court or by agreement with the requesting Professional). All Professional Fee Claims shall be paid by the Liquidation Trust to the extent approved by order of the Bankruptcy Court within five (5) Business Days after entry of such order.

4.       Administrative Claims Bar Date. As provided in Section 11.1 of the Plan, all requests for payment of Administrative Claims (other than Professional Fee Claims) must be Filed with the Bankruptcy Court on or before [insert date → the first Business Day that is at least thirty-five (35) calendar days after the Effective Date]. The failure to File a motion requesting allowance of an Administrative Claim on or before the Administrative Claims Bar Date, or the failure to serve such motion timely and properly, shall result in the Administrative Claim being forever barred and disallowed without further order of the Bankruptcy Court. If for any reason any such Administrative Claim is incapable of being forever barred and disallowed, then the Holder of such Claim shall in no event have recourse to any property to be distributed pursuant to the Plan. In the event of an objection to allowance of an Administrative Claim, the Bankruptcy Court shall determine the Allowed amount of such Administrative Claim.

[1]	The last four digits of Woodbridge Group of Companies, LLC’s federal tax identification number are 3603. The mailing address for Woodbridge Group of Companies, LLC is 14140 Ventura Boulevard #302, Sherman Oaks. California 91423. Due to the large number of debtors in these cases, a complete list of the Debtors, the last four digits of their federal tax identification numbers, and their addresses is attached to the Plan as Exhibit 1 and may be obtained on the website of the Debtors’ noticing and claims agent at www.gardencitygroup.com/cases/WGC.

[2]	Unless otherwise defined in this notice, capitalized terms used in this notice shall have the meanings ascribed to those Defined Terms in the Plan.

5.       Claims Based on Rejection of Executory Contracts or Unexpired Leases. Pursuant to Article VI of the Plan, except as otherwise provided therein, as of the Effective Date the Debtors (i) assumed all executory contracts and unexpired leases that are listed on the Schedule of Assumed Agreements and assigned such contracts and leases to the Wind-Down Entity and (ii) rejected all executory contracts and unexpired leases that are not listed on the Schedule of Assumed Agreements. Proofs of Claim with respect to Claims arising from the rejection of executory contracts and unexpired leases under the Plan, if any, must be Filed with the Bankruptcy Court and served no later than [insert date → the first Business Day that is at least thirty (30) calendar days after the Effective Date]. Any Rejection Claim for which a Proof of Claim is not timely Filed pursuant to Section 6.2.2 of the Plan will be forever disallowed, barred, and unenforceable, and Persons holding such Claims will not receive and be barred from receiving any Distributions on account of such untimely Claims.

6.       Claim Objections. Pursuant to Section 8.2 of the Plan, all objections to Claims (other than Professional Fee Claims) shall be Filed by the Liquidation Trust on or before [insert date, 2019 → the first Business Day that is at least 180 calendar days after the Effective Date], which date may be extended as set forth in the Plan.

7.       Binding Effect of Plan. Confirmation of the Plan binds each Holder of a Claim or Equity Interest to all the terms and conditions of the Plan, whether or not such Holder’s Claim or Equity Interest is Allowed, whether or not such Holder holds a Claim or Equity Interest that is in a Class that is Impaired under the Plan, and whether or not such Holder has accepted the Plan.

8.       Inquiries by Interested Parties. Copies of the Confirmation Order and the Plan may be examined free of charge on the website of the Debtors’ claims agent at http://cases.gardencitygroup.com/wgc. The Confirmation Order and the Plan are also on file with the Bankruptcy Court and may be viewed by accessing the Bankruptcy Court’s website at www.deb.uscourts.gov. To access documents on the Bankruptcy Court’s website, you will need a PACER password and login, which can be obtained at https://www.pacer.gov.

Dated:____________ , 2018

Wilmington, Delaware

/s/DRAFT
YOUNG CONAWAY STARGATT & TAYLOR LLP		KLEE, TUCHIN, BOGDANOFF & STERN LLP
Sean M. Beach (No. 4070)		Kenneth N. Klee (pro hac vice)
Edmon L. Morton (No. 3856)		Michael L. Tuchin (pro hac vice)
Ian J. Bambrick (No. 5455)	and	David A. Fidler (pro hac vice)
Betsy L. Feldman (No. 6410)		Jonathan M. Weiss (pro hac vice)
Rodney Square		1999 Avenue of the Stars, 39th Floor
1000 North King Street		Los Angeles. California 90067
Wilmington, Delaware 19801		Tel: (310) 407-4000
Tel: (302) 571-6600		Fax: (310) 407-9090
Fax: (302) 571-1253

Counsel to the Debtors and Debtors in Possession

2

Exhibit C

Form of Final Decree Order

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

WOODBRIDGE GROUP OF COMPANIES, LLC,[1]	Case No. 17-12560 (KJC)

Debtor.

Tax I.D. No. 47-5653603

In re:	Chapter 11

215 NORTH 12TH STREET, LLC,	Case No. 17-12561 (KJC)
Debtor.

Tax I.D. No. 46-5663105

In re:	Chapter 11

H31 ADDISON PARK HOLDING COMPANY, LLC,	Case No. 17-12562 (KJC)

Debtor.

Tax I.D. No. 30-0920775

In re:	Chapter 11

ADDISON PARK INVESTMENTS, LLC,	Case No. 17-12563 (KJC)

Debtor.

Tax I.D. No. 81-4575888

1                The last four digits of Woodbridge Group of Companies. LLC’s federal tax identification number are 3603. The mailing address for Woodbridge Group of Companies, LLC is 14140 Ventura Blvd #302, Sherman Oaks, California 91423. Due to the large number of debtors in these cases, which are being jointly administered for procedural purposes only, a complete list of the Debtors, the last four digits of their federal tax identification numbers, and their addresses are not provided herein. A complete list of such information may be obtained on the website of the Debtors’ noticing and claims agent at www.gardencitygroup.com/cases/WGC, or by contacting the undersigned counsel for the Debtors.

In re:	Chapter 11

Ml1 ANCHORPOINT HOLDING COMPANY, LLC,	Case No. 17-12565 (KJC)

Debtor.

Tax I.D. No. 32-0441946

In re:	Chapter 11

ANCHORPOINT INVESTMENTS, LLC,	Case No. 17-12566 (KJC)

Debtor.

Tax I.D. No. 47-1085530

In re:	Chapter 11

H32 ARBORVITAE HOLDING COMPANY, LLC,	Case No. 17-12567 (KJC)

Debtor.

Tax I.D. No. 32-0487525

In re:	Chapter 11

ARBORVITAE INVESTMENTS, LLC,	Case No. 17-12572 (KJC)
Debtor.
Tax I.D. No. 81-2833426

In re:	Chapter 11

M26 ARCHIVOLT HOLDING COMPANY, LLC,	Case No. 17-12573 (KJC)

Debtor.

Tax I.D. No. 30-0836436

In re:	Chapter 11

ARCHIVOLT INVESTMENTS, LLC,	Case No. 17-12574 (KJC)

Debtor.

Tax ID. No. 47-2178542

In re:	Chapter 11

H2 ARLINGTON RIDGE HOLDING COMPANY, LLC,	Case No. 17-12575 (KJC)

Debtor.

Tax I.D. No. 32-0479930

In re:	Chapter 11

ARLINGTON RIDGE INVESTMENTS, LLC,	Case No. 17-12576 (KJC)

Debtor.

Tax I.D. No. 81-0778879

In re:	Chapter 11

Ml9 ARROWPOINT HOLDING COMPANY, LLC,	Case No. 17-12577 (KJC)

Debtor.

Tax I.D. No. 38-3934378

In re:	Chapter 11

ARROWPOINT INVESTMENTS, LLC,	Case No. 17-12578 (KJC)

Debtor.

Tax I.D. No. 61-1747069

In re:	Chapter 11

H58 BALEROY HOLDING COMPANY, LLC,	Case No. 17-12579 (KJC)

Debtor.

Tax I.D. No. 38-4011881

In re:	Chapter 11

BALEROY INVESTMENTS, LLC,	Case No. 17-12580 (KJC)

Debtor.

Tax I.D. No. 81-4079851

In re:	Chapter 11

BASSWOOD HOLDING, LLC,	Case No. 17-12600 (KJC)

Debtor.

Tax I.D. No. 35-2612784

In re:	Chapter 11

H13 BAY VILLAGE HOLDING COMPANY, LLC,	Case No. 17-12591 (KJC)

Debtor.

Tax I.D. No. 32-0498917

In re:	Chapter 11

BAY VILLAGE INVESTMENTS, LLC,	Case No. 17-12604 (KJC)

Debtor.

Tax I.D. No. 81-3173221

In re:	Chapter 11

H15 BEAR BROOK HOLDING COMPANY, LLC,	Case No. 17-12607 (KJC)

Debtor.

Tax I.D. No. 37-1800030

In re:	Chapter 11

BEAR BROOK INVESTMENTS, LLC,	Case No. 17-12610 (KJC)

Debtor.

Tax I.D. No. 81-2393387

In re:	Chapter 11

H46 BEECH CREEK HOLDING COMPANY, LLC,	Case No. 17-12612 (KJC)

Debtor.

Tax I.D. No. 36-4840050

In re:	Chapter 11

BEECH CREEK INVESTMENTS, LLC,	Case No. 17-12616 (KJC)

Debtor.

Tax I.D. No. 37-1830963

In re:	Chapter 11

H70 BISHOP WHITE HOLDING COMPANY, LLC,	Case No. 17-12619 (KJC)

Debtor.

Tax I.D. No. 36-4856161

In re:	Chapter 11

BISHOP WHITE INVESTMENTS, LLC,	Case No. 17-12623 (KJC)

Debtor.

Tax I.D. No. 61-1818784

In re:	Chapter 11

H53 BLACK BASS HOLDING COMPANY, LLC,	Case No. 17-12639 (KJC)

Debtor.

Tax I.D. No. 36-4843505

In re:	Chapter 11

BLACK BASS INVESTMENTS, LLC,	Case No. 17-12641 (KJC)

Debtor.

Tax I.D. No. 32-0550884

In re:	Chapter 11

H28 BLACK LOCUST HOLDING COMPANY, LLC,	Case No. 17-12647 (KJC)

Debtor.

Tax I.D. No. 32-0486941

In re:	Chapter 11

BLACK LOCUST INVESTMENTS, LLC,	Case No. 17-12648 (KJC)

Debtor.

Tax I.D. No. 81-2833159

In re:	Chapter 11

H20 BLUFF POINT HOLDING COMPANY, LLC,	Case No. 17-12715 (KJC)

Debtor.

Tax I.D. No. 36-4827342

In re:	Chapter 11

BLUFF POINT INVESTMENTS, LLC,	Case No. 17-12722 (KJC)

Debtor.

Tax I.D. No. 36-4856406

In re:	Chapter 11

H49 BOWMAN HOLDING COMPANY, LLC,	Case No. 17-12725 (KJC)

Debtor.

Tax I.D. No. 32-0501694

In re:	Chapter 11

BOWMAN INVESTMENTS, LLC,	Case No. 17-12753 (KJC)

Debtor.

Tax I.D. No. 32-0549670

In re:	Chapter 11

M27 BRISE SOLEIL HOLDING COMPANY, LLC,	Case No. 17-12760 (KJC)

Debtor.

Tax I.D. No. 32-0452821

In re:	Chapter 11

BRISE SOLEIL INVESTMENTS, LLC,	Case No. 17-12762 (KJC)

Debtor.

Tax I.D. No. 47-2519998

In re:	Chapter 11

H40 BRAMLEY HOLDING COMPANY, LLC,	Case No. 17-12766 (KJC)

Debtor.

Tax I.D. No. 61-1787162

In re:	Chapter 11

BRAMLEY INVESTMENTS, LLC,	Case No. 17-12769 (KJC)

Debtor.

Tax I.D. No. 82-3049020

In re:	Chapter 11

M28 BROADSANDS HOLDING COMPANY, LLC,	Case No. 17-12773 (KJC)

Debtor.

Tax I.D. No. 38-4049424

In re:	Chapter 11

BROADSANDS INVESTMENTS, LLC,	Case No. 17-12777 (KJC)

Debtor.

Tax I.D. No. 82-3682687

In re:	Chapter 11

M29 BRYNDERWEN HOLDING COMPANY, LLC,	Case No. 17-12781 (KJC)

Debtor.

Tax I.D. No. 32-0520685

In re:	Chapter 11

BRYNDERWEN INVESTMENTS, LLC,	Case No. 17-12793 (KJC)

Debtor.

Tax I.D. No. 82-0936305

In re:	Chapter 11

M13 CABLESTAY HOLDING COMPANY, LLC,	Case No. 17-12795 (KJC)

Debtor.

Tax I.D. No. 61-1739809

In re:	Chapter 11

CABLESTAY INVESTMENTS, LLC,	Case No. 17-12798 (KJC)

Debtor.

Tax I.D. No. 47-1433442

In re:	Chapter 11

M31 CANNINGTON HOLDING COMPANY, LLC,	Case No. 17-12801 (KJC)

Debtor.

Tax I.D. No. 61-1750667

In re:	Chapter 11

CANNINGTON INVESTMENTS, LLC,	Case No. 17-12803 (KJC)

Debtor.

Tax I.D. No. 47-2654303

In re:	Chapter 11

CARBONDALE DOOCY, LLC,	Case No. 17-12805 (KJC)

Debtor.

Tax I.D. No. 38-3983616

In re:	Chapter 11

CARBONDALE GLEN LOT A-5, LLC,	Case No. 17-12807 (KJC)

Debtor.

Tax I.D. No. 46-5010728

In re:	Chapter 11

CARBONDALE GLEN LOT D-22, LLC,	Case No. 17-12809 (KJC)

Debtor.

Tax I.D. No. 46-3971907

In re:	Chapter 11

CARBONDALE GLEN LOT E-24, LLC,	Case No. 17-12811 (KJC)

Debtor.

Tax I.D. No. 46-4954987

In re:	Chapter 11

CARBONDALE GLEN LOT GV-13, LLC,	Case No. 17-12813 (KJC)

Debtor.

Tax I.D. No. 46-4846075

In re:	Chapter 11

CARBONDALE GLEN LOT SD-23, LLC,	Case No. 17-12815 (KJC)

Debtor.

Tax I.D. No. 47-1204775

In re:	Chapter 11

CARBONDALE GLEN LOT SD-14, LLC,	Case No. 17-12817 (KJC)

Debtor.

Tax I.D. No. 46-4995515

In re:	Chapter 11

CARBONDALE GLEN MESA LOT 19, LLC,	Case No. 17-12819 (KJC)

Debtor.

Tax I.D. No. 46-5306376

In re:	Chapter 11

CARBONDALE GLEN RIVER MESA, LLC,	Case No. 17-12820 (KJC)

Debtor.

Tax I.D. No. 47-1686926

In re:	Chapter 11

CARBONDALE GLEN SUNDANCE PONDS, LLC,	Case No. 17-12822 (KJC)

Debtor.

Tax I.D. No. 47-1720113

In re:	Chapter 11

CARBONDALE GLEN SWEETGRASS VISTA, LLC,	Case No. 17-12564 (KJC)

Debtor.

Tax I.D. No. 46-5277510

In re:	Chapter 11

CARBONDALE SPRUCE 101, LLC,	Case No. 17-12568 (KJC)

Debtor.

Tax I.D. No. 46-5596126

In re:	Chapter 11

CARBONDALE SUNDANCE LOT 15, LLC,	Case No. 17-12569 (KJC)

Debtor.

Tax I.D. No. 90-1011131

In re:	Chapter 11

CARBONDALE SUNDANCE LOT 16, LLC,	Case No. 17-12570 (KJC)

Debtor.

Tax I.D. No. 61-1720786

In re:	Chapter 11

M53 CASTLE PINES HOLDING COMPANY, LLC,	Case No. 17-12571 (KJC)

Debtor.

Tax I.D. No. 35-2533398

In re:	Chapter 11

CASTLE PINES INVESTMENTS, LLC,	Case No. 17-12581 (KJC)

Debtor.

Tax I.D. No. 47-4184123

In re:	Chapter 11

M25 CENTERSHOT HOLDING COMPANY, LLC,	Case No. 17-12583 (KJC)

Debtor.

Tax I.D. No. 61-1742128

In re:	Chapter 11

CENTERSHOT INVESTMENTS, LLC,	Case No. 17-12586 (KJC)

Debtor.
Tax I.D. No. 82-1059391

In re:	Chapter 11

M76 CHAPLIN HOLDING COMPANY, LLC,	Case No. 17-12587 (KJC)

Debtor.

Tax I.D. No. 61-1769267

In re:	Chapter 11

CHAPLIN INVESTMENTS, LLC,	Case No. 17-12592 (KJC)

Debtor.

Tax I.D. No. 47-5123215

In re:	Chapter 11

M79 CHESTNUT COMPANY, LLC,	Case No. 17-12595 (KJC)

Debtor.

Tax I.D. No. 61-1770125

In re:	Chapter 11

CHESTNUT INVESTMENTS, LLC,	Case No. 17-12603 (KJC)

Debtor.

Tax I.D. No. 36-4819809

In re:	Chapter 11

H5 CHESTNUT RIDGE HOLDING COMPANY, LLC,	Case No. 17-12608 (KJC)

Debtor.

Tax I.D. No. 61-1775244

In re:	Chapter 11

CHESTNUT RIDGE INVESTMENTS, LLC,	Case No. 17-12614 (KJC)

Debtor.

Tax I.D. No. 81-1483815

In re:	Chapter 11

M45 CLOVER BASIN HOLDING COMPANY, LLC,	Case No. 17-12618 (KJC)

Debtor.

Tax I.D. No. 38-4006677

In re:	Chapter 11

CLOVER BASIN INVESTMENTS, LLC,	Case No. 17-12621 (KJC)

Debtor.

Tax I.D. No. 81-3008470

In re:	Chapter 11

M51 COFFEE CREEK HOLDING COMPANY, LLC,	Case No. 17-12624 (KJC)

Debtor.

Tax I.D. No. 35-2532745

In re:	Chapter 11

COFFEE CREEK INVESTMENTS, LLC,	Case No. 17-12627 (KJC)

Debtor.

Tax I.D. No. 47-4109365

In re:	Chapter 11

H56 CRAVEN HOLDING COMPANY, LLC,	Case No. 17-12633 (KJC)

Debtor.

Tax I.D. No. 38-4011344

In re:	Chapter 11

CRAVEN INVESTMENTS, LLC,	Case No. 17-12636 (KJC)

Debtor.

Tax I.D. No. 81-4550994

In re:	Chapter 11

M14 CROSSBEAM HOLDING COMPANY, LLC,	Case No. 17-12645 (KJC)

Debtor.

Tax I.D. No. 30-0833109

In re:	Chapter 11

CROSSBEAM INVESTMENTS, LLC,	Case No. 17-12650 (KJC)

Debtor.

Tax I.D. No. 47-1502940

In re:	Chapter 11

M63 CROWFIELD HOLDING COMPANY, LLC,	Case No. 17-12655 (KJC)

Debtor.

Tax I.D. No. 61-1767092

In re:	Chapter 11

CROWFIELD INVESTMENTS, LLC,	Case No. 17-12660 (KJC)

Debtor.

Tax I.D. No. 47-4774030

In re:	Chapter 11

CRYSTAL VALLEY HOLDINGS, LLC,	Case No. 17-12666 (KJC)

Debtor.

Tax I.D. No. 35-2494942

In re:	Chapter 11

M92 CRYSTAL WOODS HOLDING COMPANY, LLC,	Case No. 17-12671 (KJC)

Debtor.
Tax I.D. No. 32-0545806

In re:	Chapter 11

CRYSTAL WOODS INVESTMENTS, LLC,	Case No. 17-12676 (KJC)

Debtor.

Tax I.D. No. 82-3682816

In re:	Chapter 11

CUCO SETTLEMENT, LLC,	Case No. 17-12679 (KJC)

Debtor.

Tax I.D. No. 80-0801418

In re:	Chapter 11

M72 DALEVILLE HOLDING COMPANY, LLC,	Case No. 17-12683 (KJC)

Debtor.

Tax I.D. No. 38-3978670

In re:	Chapter 11

DALEVILLE INVESTMENTS, LLC,	Case No. 17-12687 (KJC)

Debtor.
Tax I.D. No. 47-5132915

In re:	Chapter 11

M39 DERBYSHIRE HOLDING COMPANY, LLC,	Case No. 17-12692 (KJC)

Debtor.
Tax I.D. No. 30-0846509

In re:	Chapter 11

DERBYSHIRE INVESTMENTS, LLC,	Case No. 17-12696 (KJC)

Debtor.

Tax I.D. No. 47-2513735

In re:	Chapter 11

H76 DIAMOND COVE HOLDING COMPANY, LLC,	Case No. 17-12700 (KJC)

Debtor.

Tax I.D. No. 32-0520315

In re:	Chapter 11

DIAMOND COVE INVESTMENTS, LLC,	Case No. 17-12705 (KJC)

Debtor.

Tax I.D. No. 82-3079809

In re:	Chapter 11

H14 DIXVILLE NOTCH HOLDING COMPANY, LLC,	Case No. 17-12712 (KJC)

Debtor.

Tax I.D. No. 36-4825633

In re:	Chapter 11

DIXVILLE NOTCH INVESTMENTS, LLC,	Case No. 17-12716 (KJC)

Debtor.

Tax I.D. No. 37-1860257

In re:	Chapter 11

H7 DOGWOOD VALLEY HOLDING COMPANY, LLC,	Case No. 17-12721 (KJC)

Debtor.

Tax I.D. No. 37-1797002

In re:	Chapter 11

DOGWOOD VALLEY INVESTMENTS, LLC,	Case No. 17-12727 (KJC)

Debtor.
Tax I.D. No. 81-1485898

In re:	Chapter 11

M32 DOLLIS BROOK HOLDING COMPANY, LLC,	Case No. 17-12731 (KJC)

Debtor.

Tax I.D. No. 36-4792873

In re:	Chapter 11

DOLLIS BROOK INVESTMENTS, LLC,	Case No. 17-12735 (KJC)

Debtor.

Tax I.D. No. 36-4794042

In re:	Chapter 11

M9 DONNINGTON HOLDING COMPANY, LLC,	Case No. 17-12741 (KJC)

Debtor.

Tax I.D. No. 36-4787114

In re:	Chapter 11

DONNINGTON INVESTMENTS, LLC,	Case No. 17-12744 (KJC)

Debtor.

Tax I.D. No. 37-1762744

In re:	Chapter 11

M15 DOUBLELEAF HOLDING COMPANY, LLC,	Case No. 17-12749 (KJC)

Debtor.

Tax I.D. No. 37-1759523

In re:	Chapter 11

DOUBLELEAF INVESTMENTS, LLC,	Case No. 17-12755 (KJC)

Debtor.

Tax I.D. No. 47-1547075

In re:	Chapter 11

M22 DRAWSPAN HOLDING COMPANY, LLC,	Case No. 17-12764 (KJC)

Debtor.

Tax I.D. No. 36-4790325

In re:	Chapter 11

DRAWSPAN INVESTMENTS, LLC,	Case No. 17-12767 (KJC)

Debtor.

Tax I.D. No. 37-1765457

In re:	Chapter 11

M71 ELDREDGE HOLDING COMPANY, LLC,	Case No. 17-12771 (KJC)

Debtor.

Tax I.D. No. 36-4816338

In re:	Chapter 11

ELDREDGE INVESTMENTS, LLC,	Case No. 17-12775 (KJC)

Debtor.

Tax I.D. No. 30-0881579

In re:	Chapter 11

H25 ELSTAR HOLDING COMPANY, LLC,	Case No. 17-12779 (KJC)

Debtor.

Tax I.D. No. 37-1843243

In re:	Chapter 11

ELSTAR INVESTMENTS, LLC,	Case No. 17-12782 (KJC)

Debtor.

Tax I.D. No. 81-4753731

In re:	Chapter 11

H19 EMERALD LAKE HOLDING COMPANY, LLC,	Case No. 17-12785 (KJC)

Debtor.

Tax I.D. No. 35-2551570

In re:	Chapter 11

EMERALD LAKE INVESTMENTS, LLC,	Case No. 17-12788 (KJC)

Debtor.

Tax I.D. No. 38-3992276

In re:	Chapter 11

M24 FIELDPOINT HOLDING COMPANY, LLC,	Case No. 17-12791 (KJC)

Debtor.

Tax I.D. No. 38-3936210

In re:	Chapter 11

FIELDPOINT INVESTMENTS, LLC,	Case No. 17-12794 (KJC)

Debtor.

Tax I.D. No. 47-1512405

In re:	Chapter 11

M88 FRANCONIA NOTCH HOLDING COMPANY, LLC,	Case No. 17-12796 (KJC)

Debtor.

Tax I.D. No. 35-2608184

In re:	Chapter 11

FRANCONIA NOTCH INVESTMENTS, LLC,	Case No. 17-12797 (KJC)

Debtor.

Tax I.D. No. 82-3547325

In re:	Chapter 11

M10 GATESHEAD HOLDING COMPANY, LLC,	Case No. 17-12593 (KJC)

Debtor.

Tax I.D. No. 35-2508924

In re:	Chapter 11

GATESHEAD INVESTMENTS, LLC,	Case No. 17-12597 (KJC)

Debtor.

Tax I.D. No. 47-1241537

In re:	Chapter 11

M85 GLENN RICH HOLDING COMPANY, LLC,	Case No. 17-12599 (KJC)

Debtor.

Tax I.D. No. 35-2607844

In re:	Chapter 11

GLENN RICH INVESTMENTS, LLC,	Case No. 17-12602 (KJC)

Debtor.

Tax I.D. No. 82-3547350

In re:	Chapter 11

M93 GOOSE ROCKS HOLDING COMPANY, LLC,	Case No. 17-12605 (KJC)

Debtor.

Tax I.D. No. 30-0975189

In re:	Chapter 11

GOOSE ROCKS INVESTMENTS, LLC,	Case No. 17-12611 (KJC)

Debtor.

Tax I.D. No. 82-1175453

In re:	Chapter 11

M68 GOOSEBROOK HOLDING COMPANY, LLC,	Case No. 17-12615 (KJC)

Debtor.

Tax I.D. No. 37-1789434

In re:	Chapter 11

GOOSEBROOK INVESTMENTS, LLC,	Case No. 17-12617 (KJC)

Debtor.

Tax I.D. No. 47-4943737

In re:	Chapter 11

H68 GRAEME PARK HOLDING COMPANY, LLC,	Case No. 17-12620 (KJC)

Debtor.

Tax I.D. No. 61-1812736

In re:	Chapter 11

GRAEME PARK INVESTMENTS, LLC,	Case No. 17-12622 (KJC)

Debtor.

Tax I.D. No. 82-3308869

In re:	Chapter 11

H61 GRAND MIDWAY HOLDING COMPANY, LLC,	Case No. 17-12626 (KJC)

Debtor.

Tax I.D. No. 38-4014835

In re:	Chapter 11

GRAND MIDWAY INVESTMENTS, LLC,	Case No. 17-12628 (KJC)

Debtor.

Tax I.D. No. 81-4591671

In re:	Chapter 11

H26 GRAVENSTEIN HOLDING COMPANY, LLC,	Case No. 17-12630 (KJC)

Debtor.

Tax I.D. No. 32-0484323

In re:	Chapter 11

GRAVENSTEIN INVESTMENTS, LLC,	Case No. 17-12632 (KJC)

Debtor.

Tax I.D. No. 81-2262195

In re:	Chapter 11

H44 GREEN GABLES HOLDING COMPANY, LLC,	Case No. 17-12634 (KJC)

Debtor.

Tax I.D. No. 36-4842248

In re:	Chapter 11

GREEN GABLES INVESTMENTS, LLC,	Case No. 17-12637 (KJC)

Debtor.

Tax I.D. No. 30-0951347

In re:	Chapter 11

H27 GRENADIER HOLDING COMPANY, LLC,	Case No. 17-12642 (KJC)

Debtor.

Tax I.D. No. 37-1802590

In re:	Chapter 11

GRENADIER INVESTMENTS, LLC,	Case No. 17-12643 (KJC)

Debtor.

Tax I.D. No. 81-2131772

In re:	Chapter 11

H41 GRUMBLETHORPE HOLDING COMPANY, LLC,	Case No. 17-12646 (KJC)

Debtor.

Tax I.D. No. 32-0500106

In re:	Chapter 11

GRUMBLETHORPE INVESTMENTS, LLC,	Case No. 17-12649 (KJC)

Debtor.

Tax I.D. No. 82-3049318

In re:	Chapter 11

M87 HACKMATACK HILLS HOLDING COMPANY, LLC,	Case No. 17-12652 (KJC)

Debtor.

Tax I.D. No. 35-2539583

In re:	Chapter 11

HACKMATACK INVESTMENTS, LLC,	Case No. 17-12653 (KJC)

Debtor.

Tax I.D. No. 47-4958293

In re:	Chapter 11

M56 HAFFENBURG HOLDING COMPANY, LLC,	Case No. 17-12656 (KJC)

Debtor.

Tax I.D. No. 61-1763780

In re:	Chapter 11

HAFFENBURG INVESTMENTS, LLC,	Case No. 17-12659 (KJC)

Debtor.

Tax I.D. No. 47-4321472

In re:	Chapter 11

H39 HARALSON HOLDING COMPANY, LLC,	Case No. 17-12661 (KJC)

Debtor.

Tax I.D. No. 37-1840886

In re:	Chapter 11

HARALSON INVESTMENTS, LLC,	Case No. 17-12663 (KJC)

Debtor.

Tax I.D. No. 82-3048946

In re:	Chapter 11

M33 HARRINGWORTH HOLDING COMPANY, LLC,	Case No. 17-12667 (KJC)

Debtor.

Tax I.D. No. 30-0847830

In re:	Chapter 11

HARRINGWORTH INVESTMENTS, LLC,	Case No. 17-12669 (KJC)

Debtor.

Tax I.D. No. 47-2535770

In re:	Chapter 11

M80 HAZELPOINT HOLDING COMPANY, LLC,	Case No. 17-12672 (KJC)

Debtor.

Tax I.D. No. 30-0882703

In re:	Chapter 11

HAZELPOINT INVESTMENTS, LLC,	Case No. 17-12674 (KJC)

Debtor.

Tax I.D. No. 37-1793824

In re:	Chapter 11

H66 HEILBRON MANOR HOLDING COMPANY, LLC,	Case No. 17-12677 (KJC)

Debtor.

Tax I.D. No. 35-2577245

In re:	Chapter 11

HEILBRON MANOR INVESTMENTS, LLC,	Case No. 17-12681 (KJC)

Debtor.

Tax I.D. No. 82-0657818

In re:	Chapter 11

HOLLYLINE HOLDINGS, LLC,	Case No. 17-12684 (KJC)

Debtor.

Tax I.D. No. 35-2504412

In re:	Chapter 11

HOLLYLINE OWNERS, LLC,	Case No. 17-12688 (KJC)

Debtor.

Tax I.D. No. 46-5422556

In re:	Chapter 11

H35 HORNBEAM HOLDING COMPANY, LLC,	Case No. 17-12691 (KJC)

Debtor.

Tax I.D. No. 37-1805290

In re:	Chapter 11

HORNBEAM INVESTMENTS, LLC,	Case No. 17-12694 (KJC)

Debtor.

Tax I.D. No. 61-1859532

In re:	Chapter 11

H37 IDARED HOLDING COMPANY, LLC,	Case No. 17-12697 (KJC)

Debtor.

Tax I.D. No. 38-3993378

In re:	Chapter 11

IDARED INVESTMENTS, LLC,	Case No. 17-12701 (KJC)

Debtor.

Tax I.D. No. 82-3047643

In re:	Chapter 11

H74 IMPERIAL ALY HOLDING COMPANY, LLC,	Case No. 17-12704 (KJC)

Debtor.

Tax LD. No. 32-0517948

In re:	Chapter 11

IMPERIAL ALY INVESTMENTS, LLC,	Case No. 17-12708 (KJC)

Debtor.

Tax I.D. No. 82-3237940

In re:	Chapter 11

M99 IRONSIDES HOLDING COMPANY, LLC,	Case No. 17-12710 (KJC)

Debtor.
Tax I.D. No. 37-1838261

In re:	Chapter 11

IRONSIDES INVESTMENTS, LLC,	Case No. 17-12714 (KJC)

Debtor.

Tax I.D. No. 81-4072351

In re:	Chapter 11

H43 LENNI HEIGHTS HOLDING COMPANY, LLC,	Case No. 17-12717 (KJC)

Debtor.

Tax I.D. No. 61-1797951

In re:	Chapter 11

LENNI HEIGHTS INVESTMENTS, LLC,	Case No. 17-12720 (KJC)

Debtor.

Tax I.D. No. 81-3636691

In re:	Chapter 11

H6 LILAC MEADOW HOLDING COMPANY, LLC,	Case No. 17-12724 (KJC)

Debtor.

Tax I.D. No. 38-3984921

In re:	Chapter 11

LILAC MEADOW INVESTMENTS, LLC,	Case No. 17-12728 (KJC)

Debtor.

Tax I.D. No. 81-1484000

In re:	Chapter 11

M17 LINCOLNSHIRE HOLDING COMPANY, LLC,	Case No. 17-12730 (KJC)

Debtor.

Tax I.D. No. 35-2509895

In re:	Chapter 11

LINCOLNSHIRE INVESTMENTS, LLC,	Case No. 17-12733 (KJC)

Debtor.

Tax I.D. No. 47-1310533

In re:	Chapter 11

M54 LONETREE HOLDING COMPANY, LLC,	Case No. 17-12737 (KJC)

Debtor.

Tax I.D. No. 61-1762356

In re:	Chapter 11

LONETREE INVESTMENTS, LLC,	Case No. 17-12740 (KJC)

Debtor.

Tax I.D. No. 37-1785194

In re:	Chapter 11

M40 LONGBOURN HOLDING COMPANY, LLC,	Case No. 17-12742 (KJC)

Debtor.

Tax I.D. No. 61-1753893

In re:	Chapter 11

LONGBOURN INVESTMENTS, LLC,	Case No. 17-12746 (KJC)

Debtor.

Tax I.D. No. 47-2942888

In re:	Chapter 11

M73 MASON RUN HOLDING COMPANY, LLC,	Case No. 17-12748 (KJC)

Debtor.

Tax I.D. No. 35-2535691

In re:	Chapter 11

MASON RUN INVESTMENTS, LLC,	Case No. 17-12751 (KJC)

Debtor.

Tax I.D. No. 47-4470644

In re:	Chapter 11

H8 MELODY LANE HOLDING COMPANY, LLC,	Case No. 17-12756 (KJC)

Debtor.

Tax I.D. No. 38-3984011

In re:	Chapter 11

MELODY LANE INVESTMENTS, LLC,	Case No. 17-12757 (KJC)

Debtor.

Tax I.D. No. 81-1500252

In re:	Chapter 11

M90 MERRIMACK VALLEY HOLDING COMPANY, LLC,	Case No. 17-12658 (KJC)

Debtor.

Tax I.D. No. 38-4050547

In re:	Chapter 11

MERRIMACK VALLEY INVESTMENTS, LLC,	Case No. 17-12665 (KJC)

Debtor.

Tax I.D. No. 82-3547307

In re:	Chapter 11

M61 MINEOLA HOLDING COMPANY, LLC,	Case No. 17-12668 (KJC)

Debtor.

Tax I.D. No. 38-3968989

In re:	Chapter 11

MINEOLA INVESTMENTS, LLC,	Case No. 17-12673 (KJC)

Debtor.

Tax I.D. No. 47-3849029

In re:	Chapter 11

H16 MONADNOCK HOLDING COMPANY, LLC,	Case No. 17-12678 (KJC)

Debtor.

Tax I.D. No. 32-0483391

In re:	Chapter 11

MONADNOCK INVESTMENTS, LLC,	Case No. 17-12682 (KJC)

Debtor.

Tax I.D. No. 81-2393513

In re:	Chapter 11

H60 MORAVIAN HOLDING COMPANY, LLC,	Case No. 17-12686 (KJC)

Debtor.

Tax I.D. No. 61-1803179

In re:	Chapter 11

MORAVIAN INVESTMENTS, LLC,	Case No. 17-12690 (KJC)

Debtor.

Tax I.D. No. 81-4536854

In re:	Chapter 11

M67 MOUNTAIN SPRING HOLDING COMPANY, LLC,	Case No. 17-12695 (KJC)

Debtor.

Tax I.D. No. 37-1785385

In re:	Chapter 11

MOUNTAIN SPRING INVESTMENTS, LLC,	Case No. 17-12698 (KJC)

Debtor.

Tax I.D. No. 47-4763294

In re:	Chapter 11

M83 MT. HOLLY HOLDING COMPANY, LLC,	Case No. 17-12703 (KJC)

Debtor.

Tax I.D. No. 61-1857897

In re:	Chapter 11

MT. HOLLY INVESTMENTS, LLC,	Case No. 17-12707 (KJC)

Debtor.

Tax I.D. No. 82-3547337

In re:	Chapter 11

H38 MUTSU HOLDING COMPANY, LLC,	Case No. 17-12711 (KJC)

Debtor.

Tax I.D. No. 38-4015889

In re:	Chapter 11

MUTSU INVESTMENTS, LLC,	Case No. 17-12719 (KJC)

Debtor.

Tax I.D. No. 82-3048020

In re:	Chapter 11

M91 NEWVILLE HOLDING COMPANY, LLC,	Case No. 17-12726 (KJC)

Debtor.

Tax I.D. No. 35-2616748

In re:	Chapter 11

NEWVILLE INVESTMENTS, LLC,	Case No. 17-12734 (KJC)

Debtor.

Tax I.D. No. 82-4497973

In re:	Chapter 11

H51 OLD CARBON HOLDING COMPANY, LLC,	Case No. 17-12738 (KJC)

Debtor.

Tax I.D. No. 32-0501911

In re:	Chapter 11

OLD CARBON INVESTMENTS, LLC,	Case No. 17-12743 (KJC)

Debtor.

Tax I.D. No. 82-3086858

In re:	Chapter 11

H55 OLD MAITLAND HOLDING COMPANY, LLC,	Case No. 17-12747 (KJC)

Debtor.

Tax I.D. No. 36-4843887

In re:	Chapter 11

OLD MAITLAND INVESTMENTS, LLC,	Case No. 17-12752 (KJC)

Debtor.

Tax I.D. No. 37-1839114

In re:	Chapter 11

M46 OWL RIDGE HOLDING COMPANY, LLC,	Case No. 17-12759 (KJC)

Debtor.

Tax I.D. No. 37-1870546

In re:	Chapter 11

OWL RIDGE INVESTMENTS, LLC,	Case No. 17-12763 (KJC)

Debtor.

Tax I.D. No. 82-3218792

In re:	Chapter 11

H22 PAPIROVKA HOLDING COMPANY, LLC,	Case No. 17-12770 (KJC)

Debtor.

Tax I.D. No. 32-0508821

In re:	Chapter 11

PAPIROVKA INVESTMENTS, LLC,	Case No. 17-12774 (KJC)

Debtor.

Tax I.D. No. 81-4715472

In re:	Chapter 11

H4 PAWTUCKAWAY HOLDING COMPANY, LLC,	Case No. 17-12778 (KJC)

Debtor.

Tax I.D. No. 30-0889299

In re:	Chapter 11

PAWTUCKAWAY INVESTMENTS, LLC,	Case No. 17-12783 (KJC)

Debtor.

Tax I.D. No. 81-1483152

In re:	Chapter 11

M38 PEMBERLEY HOLDING COMPANY, LLC,	Case No. 17-12787 (KJC)

Debtor.

Tax I.D. No. 37-1871154

In re:	Chapter 11

PEMBERLEY INVESTMENTS, LLC,	Case No. 17-12790 (KJC)

Debtor.

Tax I.D. No. 82-3219040

In re:	Chapter 11

H17 PEMIGEWASSET HOLDING COMPANY, LLC,	Case No. 17-12799 (KJC)

Debtor.

Tax I.D. No. 61-1779026

In re:	Chapter 11

PEMIGEWASSET INVESTMENTS, LLC,	Case No. 17-12800 (KJC)

Debtor.

Tax I.D. No. 81-2546827

In re:	Chapter 11

M95 PEPPERWOOD HOLDING COMPANY, LLC,	Case No. 17-12802 (KJC)

Debtor.

Tax I.D. No. 38-4053660

In re:	Chapter 11

PEPPERWOOD INVESTMENTS, LLC,	Case No. 17-12804 (KJC)

Debtor.

Tax I.D. No. 37-1877950

In re:	Chapter 11

M70 PINNEY HOLDING COMPANY, LLC,	Case No. 17-12806 (KJC)

Debtor.

Tax I.D. No. 36-4811495

In re:	Chapter 11

PINNEY INVESTMENTS, LLC,	Case No. 17-12808 (KJC)

Debtor.

Tax I.D. No. 32-0470132

In re:	Chapter 11

H23 PINOVA HOLDING COMPANY, LLC,	Case No. 17-12810 (KJC)

Debtor.

Tax I.D. No. 37-1840307

In re:	Chapter 11

PINOVA INVESTMENTS, LLC,	Case No. 17-12812 (KJC)

Debtor.

Tax I.D. No. 81-4753468

In re:	Chapter 11

M34 QUARTERPOST HOLDING COMPANY, LLC,	Case No. 17-12814 (KJC)

Debtor.

Tax I.D. No. 36-4802780

In re:	Chapter 11

QUARTERPOST INVESTMENTS, LLC,	Case No. 17-12816 (KJC)

Debtor.

Tax I.D. No. 61-1764802

In re:	Chapter 11

M97 RED WOODS HOLDING COMPANY, LLC,	Case No. 17-12823 (KJC)

Debtor.

Tax I.D. No. 36-4882190

In re:	Chapter 11

RED WOODS INVESTMENTS, LLC,	Case No. 17-12824 (KJC)

Debtor.

Tax I.D. No. 37-1876065

In re:	Chapter 11

M57 RIDGECREST HOLDING COMPANY, LLC,	Case No. 17-12818 (KJC)

Debtor.

Tax I.D. No. 36-4812759

In re:	Chapter 11

RIDGECREST INVESTMENTS, LLC,	Case No. 17-12821 (KJC)

Debtor.

Tax I.D. No. 61-1769696

In re:	Chapter 11

M75 RILEY CREEK HOLDING COMPANY, LLC,	Case No. 17-12825 (KJC)

Debtor.

Tax I.D. No. 30-0877226

In re:	Chapter 11

RILEY CREEK INVESTMENTS, LLC,	Case No. 17-12826 (KJC)

Debtor.

Tax I.D. No. 47-4580214

In re:	Chapter 11

H59 RISING SUN HOLDING COMPANY, LLC,	Case No. 17-12827 (KJC)

Debtor.

Tax I.D. No. 32-0505554

In re:	Chapter 11

RISING SUN INVESTMENTS, LLC,	Case No. 17-12828 (KJC)

Debtor.

Tax I.D. No. 37-1856846

In re:	Chapter 11

M62 SAGEBROOK HOLDING COMPANY, LLC,	Case No. 17-12829 (KJC)

Debtor.

Tax I.D. No. 38-3975717

In re:	Chapter 11

SAGEBROOK INVESTMENTS, LLC,	Case No. 17-12830 (KJC)

Debtor.

Tax I.D. No. 47-4751464

In re:	Chapter 11

H54 SEVEN STARS HOLDING COMPANY, LLC,	Case No. 17-12831 (KJC)

Debtor.

Tax I.D. No. 30-0948432

In re:	Chapter 11

SEVEN STARS INVESTMENTS, LLC,	Case No. 17-12832 (KJC)

Debtor.

Tax I.D. No. 82-3086994

In re:	Chapter 11

H11 SILK CITY HOLDING COMPANY, LLC,	Case No. 17-12833 (KJC)

Debtor.

Tax I.D. No. 35-2565002

In re:	Chapter 11

SILK CITY INVESTMENTS, LLC,	Case No. 17-12834 (KJC)

Debtor.

Tax I.D. No. 81-3121465

In re:	Chapter 11

H30 SILVER MAPLE HOLDING COMPANY, LLC,	Case No. 17-12835 (KJC)

Debtor.

Tax I.D. No. 36-4829953

In re:	Chapter 11

SILVER MAPLE INVESTMENTS, LLC,	Case No. 17-12836 (KJC)

Debtor.

Tax I.D. No. 61-1859699

In re:	Chapter 11

SILVERLEAF FUNDING, LLC,	Case No. 17-12837 (KJC)

Debtor.

Tax I.D. No. 90-1009877

In re:	Chapter 11

M41 SILVERTHORNE HOLDING COMPANY, LLC,	Case No. 17-12838 (KJC)

Debtor.

Tax I.D. No. 61-1856930

In re:	Chapter 11

SILVERTHORNE INVESTMENTS, LLC,	Case No. 17-12582 (KJC)

Debtor.

Tax I.D. No. 82-3218840

In re:	Chapter 11

M36 SPRINGLINE HOLDING COMPANY, LLC,	Case No. 17-12584 (KJC)

Debtor.

Tax I.D. No. 37-1870908

In re:	Chapter 11

SPRINGLINE INVESTMENTS, LLC,	Case No. 17-12585 (KJC)

Debtor.

Tax I.D. No. 82-3667321

In re:	Chapter 11

M49 SQUARETOP HOLDING COMPANY, LLC,	Case No. 17-12588 (KJC)

Debtor.

Tax I.D. No. 37-1804325

In re:	Chapter 11

SQUARETOP INVESTMENTS, LLC,	Case No. 17-12589 (KJC)

Debtor.

Tax I.D. No. 81-1844466

In re:	Chapter 11

H24 STAYMAN HOLDING COMPANY, LLC,	Case No. 17-12590 (KJC)

Debtor.

Tax I.D. No. 38-3990527

In re:	Chapter 11

STAYMAN INVESTMENTS, LLC,	Case No. 17-12594 (KJC)

Debtor.

Tax I.D. No. 81-2119090

In re:	Chapter 11

M86 STEELE HILL HOLDING COMPANY, LLC,	Case No. 17-12596 (KJC)

Debtor.

Tax I.D. No. 61-1858312

In re:	Chapter 11

STEELE HILL INVESTMENTS, LLC,	Case No. 17-12598 (KJC)

Debtor.

Tax I.D. No. 82-3667340

In re:	Chapter 11

M5 STEPSTONE HOLDING COMPANY, LLC,	Case No. 17-12601 (KJC)

Debtor.

Tax I.D. No. 32-0441473

In re:	Chapter 11

STEPSTONE INVESTMENTS, LLC,	Case No. 17-12606 (KJC)

Debtor.

Tax I.D. No. 47-1177231

In re:	Chapter 11

H9 STRAWBERRY FIELDS HOLDING COMPANY, LLC,	Case No. 17-12609 (KJC)

Debtor.

Tax I.D. No. 61-1774464

In re:	Chapter 11

STRAWBERRY FIELDS INVESTMENTS, LLC,	Case No. 17-12613 (KJC)

Debtor.

Tax I.D. No. 81-1500355

In re:	Chapter 11

H36 STURMER PIPPIN HOLDING COMPANY, LLC,	Case No. 17-12625 (KJC)

Debtor.

Tax I.D. No. 37-1841256

In re:	Chapter 11

STURMER PIPPIN INVESTMENTS, LLC,	Case No. 17-12629 (KJC)

Debtor.

Tax I.D. No. 81-4536686

In re:	Chapter 11

H21 SUMMERFREE HOLDING COMPANY, LLC,	Case No. 17-12631 (KJC)

Debtor.

Tax I.D. No. 30-0954453

In re:	Chapter 11

SUMMERFREE INVESTMENTS, LLC,	Case No. 17-12635 (KJC)

Debtor.

Tax I.D. No. 81-4231496

In re:	Chapter 11

H47 SUMMIT CUT HOLDING COMPANY, LLC,	Case No. 17-12638 (KJC)

Debtor.

Tax I.D. No. 30-0946912

In re:	Chapter 11

SUMMIT CUT INVESTMENTS, LLC,	Case No. 17-12640 (KJC)

Debtor.

Tax I.D. No. 81-4550876

In re:	Chapter 11

H65 THORNBURY FARM HOLDING COMPANY, LLC,	Case No. 17-12644 (KJC)

Debtor.

Tax I.D. No. 32-0517454

In re:	Chapter 11

THORNBURY FARM INVESTMENTS, LLC,	Case No. 17-12651 (KJC)

Debtor.

Tax I.D. No. 82-3313083

In re:	Chapter 11

M60 THUNDER BASIN HOLDING COMPANY, LLC,	Case No. 17-12654 (KJC)

Debtor.

Tax I.D. No. 36-4814560

In re:	Chapter 11

THUNDER BASIN INVESTMENTS, LLC,	Case No. 17-12657 (KJC)

Debtor.

Tax I.D. No. 38-3977057

In re:	Chapter 11

M37 TOPCHORD HOLDING COMPANY, LLC,	Case No. 17-12662 (KJC)

Debtor.

Tax I.D. No. 36-4792131

In re:	Chapter 11

TOPCHORD INVESTMENTS, LLC,	Case No. 17-12664 (KJC)

Debtor.

Tax I.D. No. 37-1764007

In re:	Chapter 11

M48 VALLECITO HOLDING COMPANY, LLC,	Case No. 17-12670 (KJC)

Debtor.

Tax I.D. No. 37-1870739

In re:	Chapter 11

VALLECITO INVESTMENTS, LLC,	Case No. 17-12675 (KJC)

Debtor.

Tax I.D. No. 82-3218552

In re:	Chapter 11

M74 VARGA HOLDING COMPANY, LLC,	Case No. 17-12680 (KJC)

Debtor.

Tax I.D. No. 36-4812322

In re:	Chapter 11

VARGA INVESTMENTS, LLC,	Case No. 17-12685 (KJC)

Debtor.

Tax I.D. No. 35-2537136

In re:	Chapter 11

M50 WETTERHORN HOLDING COMPANY, LLC,	Case No. 17-12689 (KJC)

Debtor.

Tax I.D. No. 36-4879936

In re:	Chapter 11

WETTERHORN INVESTMENTS, LLC,	Case No. 17-12693 (KJC)

Debtor.

Tax I.D. No. 32-0550171

In re:	Chapter 11

H12 WHITE BIRCH HOLDING COMPANY, LLC,	Case No. 17-12699 (KJC)

Debtor.

Tax I.D. No. 61-1789593

In re:	Chapter 11

WHITE BIRCH INVESTMENTS, LLC,	Case No. 17-12702 (KJC)

Debtor.

Tax I.D. No. 81-2261555

In re:	Chapter 11

M43 WHITE DOME HOLDING COMPANY, LLC,	Case No. 17-12706 (KJC)

Debtor.

Tax I.D. No. 35-2611327

In re:	Chapter 11

WHITE DOME INVESTMENTS, LLC,	Case No. 17-12709 (KJC)

Debtor.

Tax I.D. No. 82-3682729

In re:	Chapter 11

WHITEACRE FUNDING, LLC,	Case No. 17-12713 (KJC)

Debtor.

Tax I.D. No. 46-5392998

In re:	Chapter 11

M44 WILDERNEST HOLDING COMPANY, LLC,	Case No. 17-12718 (KJC)

Debtor.

Tax I.D. No. 30-0887546

In re:	Chapter 11

WILDERNEST INVESTMENTS, LLC,	Case No. 17-12723 (KJC)

Debtor.

Tax I.D. No. 47-5591375

In re:	Chapter 11

H52 WILLOW GROVE HOLDING COMPANY, LLC,	Case No. 17-12729 (KJC)

Debtor.

Tax I.D. No. 32-0502112

In re:	Chapter 11

WILLOW GROVE INVESTMENTS, LLC,	Case No. 17-12732 (KJC)

Debtor.

Tax I.D. No. 81-4156588

In re:	Chapter 11

M94 WINDING ROAD HOLDING COMPANY, LLC,	Case No. 17-12736 (KJC)

Debtor.

Tax I.D. No. 32-0548229

In re:	Chapter 11

WINDING ROAD INVESTMENTS, LLC,	Case No. 17-12739 (KJC)

Debtor.

Tax I.D. No. 82-3808169

In re:	Chapter 11

WMF MANAGEMENT, LLC,	Case No. 17-12745 (KJC)

Debtor.

Tax I.D. No. 80-0829238

In re:	Chapter 11

WOODBRIDGE CAPITAL INVESTMENTS, LLC,	Case No. 17-12750 (KJC)

Debtor.

Tax I.D. No. 26-2136081

In re:	Chapter 11

WOODBRIDGE COMMERCIAL BRIDGE LOAN FUND 1, LLC,	Case No. 17-12754 (KJC)

Debtor.

Tax I.D. No. 47-4288318

In re:	Chapter 11

WOODBRIDGE COMMERCIAL BRIDGE LOAN FUND 2, LLC,	Case No. 17-12758 (KJC)

Debtor.

Tax I.D. No. 47-4663649

In re:	Chapter 11

WOODBRIDGE INVESTMENTS, LLC,	Case No. 17-12761 (KJC)

Debtor.

Tax I.D. No. 32-0018557

In re:	Chapter 11

WOODBRIDGE MEZZANINE FUND 1, LLC,	Case No. 17-12765 (KJC)

Debtor.

Tax I.D. No. 47-4312753

In re:	Chapter 11

WOODBRIDGE MORTGAGE INVESTMENT FUND 1, LLC,	Case No. 17-12768 (KJC)

Debtor.

Tax I.D. No. 80-0830172

In re:	Chapter 11

WOODBRIDGE MORTGAGE INVESTMENT FUND 2, LLC,	Case No. 17-12772 (KJC)

Debtor.

Tax I.D. No. 46-4247030

In re:	Chapter 11

WOODBRIDGE MORTGAGE INVESTMENT FUND 3, LLC,	Case No. 17-12776 (KJC)

Debtor.

Tax I.D. No. 47-1869618

In re:	Chapter 11

WOODBRIDGE MORTGAGE INVESTMENT FUND 3A, LLC,	Case No. 17-12780 (KJC)

Debtor.

Tax I.D. No. 47-4678525

In re:	Chapter 11

WOODBRIDGE MORTGAGE INVESTMENT FUND 4, LLC,	Case No. 17-12784 (KJC)

Debtor.

Tax I.D. No. 47-4211203

In re:	Chapter 11

WOODBRIDGE STRUCTURED FUNDING, LLC,	Case No. 17-12786 (KJC)

Debtor.

Tax I.D. No. 27-0583593

In re:	Chapter 11

H29 ZESTAR HOLDING COMPANY, LLC,	Case No. 17-12789 (KJC)

Debtor.

Tax I.D. No. 35-2554093

In re:	Chapter 11

ZESTAR INVESTMENTS, LLC,	Case No. 17-12792 (KJC)

Debtor.

Tax I.D. No. 81-2833233

In re:	Chapter 11

CARBONDALE GLEN LOT L-2, LLC,	Case No. 18-10284 (KJC)

Debtor.

Tax I.D. No. 47-2131369

In re:	Chapter 11

CARBONDALE PEAKS LOT L-l, LLC,	Case No. 18-10286 (KJC)

Debtor.

Tax I.D. No. 46-5066563

In re:	Chapter 11

H18 MASSABESIC HOLDING COMPANY, LLC,	Case No. 18-10287 (KJC)

Debtor.

Tax I.D. No. 35-2550852

In re:	Chapter 11

H33 HAWTHORN HOLDING COMPANY, LLC,	Case No. 18-10288 (KJC)

Debtor.

Tax I.D. No. 35-2554765

In re:	Chapter 11

H50 SACHS BRIDGE HOLDING COMPANY, LLC,	Case No. 18-10289 (KJC)

Debtor.

Tax I.D. No. 37-1833049

In re:	Chapter 11

H64 PENNHURST HOLDING COMPANY, LLC,	Case No. 18-10290 (KJC)

Debtor.

Tax I.D. No. 37-1841251

In re:	Chapter 11

HAWTHORN INVESTMENTS, LLC,	Case No. 18-10291 (KJC)

Debtor.

Tax I.D. No. 81-3033463

In re:	Chapter 11

LILAC VALLEY INVESTMENTS, LLC,	Case No. 18-10292 (KJC)

Debtor.

Tax I.D. No. 81-2607274

In re:	Chapter 11

MASSABESIC INVESTMENTS, LLC,	Case No. 18-10293 (KJC)

Debtor.

Tax I.D. No. 81-2546893

In re:	Chapter 11

M58 SPRINGVALE HOLDING COMPANY, LLC,	Case No. 18-10294 (KJC)

Debtor.

Tax I.D. No. 37-1786656

In re:	Chapter 11

M96 LILAC VALLEY HOLDING COMPANY, LLC,	Case No. 18-10295 (KJC)

Debtor.

Tax I.D. No. 35-2560412

In re:	Chapter 11

PENNHURST INVESTMENTS, LLC,	Case No. 18-10296 (KJC)

Debtor.

Tax I.D. No. 82-0617313

In re:	Chapter 11

SACHS BRIDGE INVESTMENTS, LLC,	Case No. 18-10297 (KJC)

Debtor.

Tax I.D. No. 82-3068687

In re:	Chapter 11

SPRINGVALE INVESTMENTS, LLC,	Case No. 18-10298 (KJC)

Debtor.

Tax I.D. No. 47-4656181

In re:	Chapter 11

BELLFLOWER FUNDING, LLC,	Case No. 18-10507 (KJC)

Debtor.

Tax I.D. No. 45-0620156

In re:	Chapter 11

WALL 123, LLC,	Case No. 18-10508 (KJC)

Debtor.

Tax I.D. No. 27-3512520

In re:	Chapter 11

695 BUGGY CIRCLE, LLC,	Case No. 18-10670 (KJC)

Debtor.

Tax I.D. No. 46-5694827

In re:	Chapter 11

BLAZINGSTAR FUNDING, LLC,	Case No. 18-10671 (KJC)

Debtor.

Tax I.D. No. 90-0923953

In re:	Chapter 11

BUGGY CIRCLE HOLDINGS, LLC,	Case No. 18-10672 (KJC)

Debtor.

Tax I.D. No. 38-3930850

In re:	Chapter 11

DEERFIELD PARK INVESTMENTS, LLC,	Case No. 18-10673 (KJC)

Debtor.

Tax I.D. No. 81-1042296

In re:	Chapter 11

H10 DEERFIELD PARK HOLDING COMPANY, LLC,	Case No. 18-10674 (KJC)

Debtor.

Tax I.D. No. 30-0888117

In re:	Chapter 11

KIRKSTEAD INVESTMENTS, LLC,	Case No. 18-10675 (KJC)

Debtor.

Tax I.D. No. 61-1743696

In re:	Chapter 11

M16 KIRKSTEAD HOLDING COMPANY, LLC,	Case No. 18-10676 (KJC)

Debtor.

Tax I.D. No. 36-4788119

In re:	Chapter 11

FROG ROCK INVESTMENTS, LLC,	Case No. 18-10733 (KJC)

Debtor.

Tax I.D. No. 47-5230623

In re:	Chapter 11

M77 FROG ROCK HOLDING COMPANY, LLC,	Case No. 18-10734 (KJC)

Debtor.

Tax I.D. No. 37-1791849

In re:	Chapter 11

M89 MOUNT WASHINGTON HOLDING COMPANY, LLC,	Case No. 18-10735 (KJC)

Debtor.

Tax I.D. No. 61-1808012

In re:	Chapter 11

MOUNT WASHINGTON INVESTMENTS, LLC,	Case No. 18-10736 (KJC)

Debtor.

Tax I.D. No. 81-4592061	Ref. Docket No._____

FINAL DECREE CLOSING CERTAIN CASES

AND AMENDING CAPTION OF REMAINING CASES

Upon consideration of the Certification of Counsel Regarding Final Decree Closing Certain Cases and Amending Caption of Remaining Cases (the “Certification of Counsel”) filed by or on behalf of the above-captioned debtors and debtors in possession (collectively, the “Debtors”); and this Court having found that it has jurisdiction to consider the Certification of Counsel and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and this Court having found that venue of these cases and the Certification of Counsel in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that this matter is a core proceeding pursuant to 28 U.S.C. § 157(b); and this Court having determined that it may enter a final order consistent with Article III of the United States Constitution; and it appearing that the notice of the relief requested by the Certification of Counsel is adequate and no other or further notice need be given; and a hearing having been held to consider the relief requested on October 24, 2018; and upon the record of the hearing on the relief requested and all of the proceedings had before this Court; and this Court having found and determined that the relief sought is in the best interests of the Debtors, their estates, their creditors and all other parties in interest; and it appearing that the relief requested is in accordance with the terms of the Findings of Fact, Conclusions of Law, and Order Confirming the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors [Docket No. {•}] (the “Confirmation Order”)2; and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY ORDERED THAT:

1.        All of the Debtors’ cases other than those regarding the Remaining Debtors, Woodbridge Group of Companies, LLC and Woodbridge Mortgage Investment Fund 1, LLC, shall be closed effective as of {•}, 2018 (the “Closing Cases”).3 Given the number of Closing Cases, pursuant to Local Rule 1001-l(c), the requirement that the case name and case number of each Closing Case be listed in the body of this Order is hereby waived.

2.         This Order shall be entered on the docket of each of the Closing Cases, and thereafter each such docket shall be marked as “Closed.”

3.         Entry of this Order is without prejudice to the rights of the Liquidation Trust, the Wind-Down Entity, or other party in interest to seek to reopen any of the Closing Cases for cause pursuant to section 350(b) of the Bankruptcy Code.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Confirmation Order.

[3]	Pursuant to Local Rule 3022-1(a), attached hereto as Exhibit 1 is a listing of the case name and case number of each case to be closed by this Order.

4.         The closing of the Cases, other than the Cases of the Remaining Debtors, will in no way prejudice the Liquidation Trust’s or the Wind-Down Entity’s, as applicable, rights to object or otherwise contest a proof of Claim filed against any of the Debtors or to commence or prosecute any action to which any of the Debtors is, was, or may be a party, or a claimant’s rights to receive Distributions under the Plan to the extent such claimant’s Claim is ultimately Allowed, nor will the closing of such Cases otherwise alter or modify the terms of the Plan.

5.         The Closing Cases are hereby removed from the joint administration orders [Docket No. 45, 570, 739, 845, and 846].

6.         The caption in the Cases of the Remaining Debtors shall be amended as follows:

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

WOODBRIDGE GROUP OF COMPANIES, LLC, et al., [1]	Case No. 17-12560 (KJC)
(Jointly Administered)

Remaining Debtors.

1           The Remaining Debtors and the last four digits of their respective federal tax identification numbers are as follows: Woodbridge Group of Companies, LLC (3603) and Woodbridge Mortgage Investment Fund 1, LLC (0172). The Remaining Debtors’ mailing address is 14140 Ventura Boulevard #302. Sherman Oaks, California 91423.

The foregoing caption shall satisfy the requirements of section 342(c)(1) of the Bankruptcy Code.

7.         The final report for the Debtors in the Closing Cases required under Local Rule 3022-l(c) shall be included as part of a consolidated final report for all the Debtors and filed in connection with the closure of the cases for the Remaining Debtors.

8.         All motions, contested matters, and adversary proceedings that remain open as of the date hereof, or that are opened in the future, with respect to the Debtors in the Closing Cases, including objections to claims and final fee applications, will be administered under the Case of Woodbridge Group of Companies, LLC.

9.         The Debtors, the Liquidation Trust, the Wind-Down Entity, and the Clerk of the Court are authorized and empowered to take all actions necessary or appropriate to implement the relief granted in this Order.

10.       All U.S. Trustee fees payable pursuant to 28 U.S.C. § 1930 that arise after the Effective Date shall be paid by the Liquidation Trust in accordance with the terms of the Plan and Confirmation Order.

11.       The terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

12.       This Court shall retain jurisdiction and power to hear and determine any matters or disputes related to the Closing Cases, including, without limitation, any matters or disputes relating to the effect of discharge and/or injunction provisions contained in the Plan and/or the Confirmation Order. Further, this Court retains jurisdiction and power with respect to all matters arising from or related to the implementation of this Order.

Dated:________________ Wilmington, Delaware
KEVIN J. CAREY UNITED STATES BANKRUPTCY JUDGE

 Exhibit 1

CLOSING CASES

GROUP 1 PETITION DATE: December 4, 2017

Debtor	Case No.
21.5 North 12th Street, LLC	17-12561
Addison Park Investments, LLC	17-12563
Anchorpoint Investments, LLC	17-12566
Arborvitae Investments, LLC	17-12572
Archivolt Investments, LLC	17-12574
Arlington Ridge Investments, LLC	17-12576
Arrowpoint Investments, LLC	17-12578
Baleroy Investments, LLC	17-12580
Basswood Holding, LLC	17-12600
Bay Village Investments, LLC	17-12604
Bear Brook Investments, LLC	17-12610
Beech Creek Investments, LLC	17-12616
Bishop White Investments, LLC	17-12623
Black Bass Investments, LLC	17-12641
Black Locust Investments, LLC	17-12648
Bluff Point Investments, LLC	17-12722
Bowman Investments, LLC	17-12753
Bramley Investments, LLC	17-12769
Brise Soleil Investments, LLC	17-12762
Broadsands Investments, LLC	17-12777
Brynderwen Investments, LLC	17-12793
Cablestay Investments, LLC	17-12798
Cannington Investments, LLC	17-12803
Carbondale Doocy, LLC	17-12805
Carbondale Glen Lot A-5, LLC	17-12807
Carbondale Glen Lot D-22, LLC	17-12809
Carbondale Glen Lot E-24, LLC	17-12811
Carbondale Glen Lot GV-13, LLC	17-12813
Carbondale Glen Lot SD-14, LLC	17-12817
Carbondale Glen Lot SD-23, LLC	17-12815
Carbondale Glen Mesa Lot 19, LLC	17-12819
Carbondale Glen River Mesa, LLC	17-12820

Debtor	Case No.
Carbondale Glen Sundance Ponds, LLC	17-12822
Carbondale Glen Sweetgrass Vista, LLC	17-12564
Carbondale Spruce 101, LLC	17-12568
Carbondale Sundance Lot 15, LLC	17-12569
Carbondale Sundance Lot 16, LLC	17-12570
Castle Pines Investments, LLC	17-12581
Centershot Investments, LLC	17-12586
Chaplin Investments, LLC	17-12592
Chestnut Investments, LLC	17-12603
Chestnut Ridge Investments, LLC	17-12614
Clover Basin Investments, LLC	17-12621
Coffee Creek Investments, LLC	17-12627
Craven Investments, LLC	17-12636
Crossbeam Investments, LLC	17-12650
Crowfield Investments, LLC	17-12660
Crystal Valley Holdings, LLC	17-12666
Crystal Woods Investments, LLC	17-12676
Cuco Settlement, LLC	17-12679
Daleville Investments, LLC	17-12687
Derbyshire Investments, LLC	17-12696
Diamond Cove Investments, LLC	17-12705
Dixville Notch Investments, LLC	17-12716
Dogwood Valley Investments, LLC	17-12727
Dollis Brook Investments, LLC	17-12735
Donnington Investments, LLC	17-12744
Doubleleaf Investments, LLC	17-12755
Drawspan Investments, LLC	17-12767
Eldredge Investments. LLC	17-12775
Elstar Investments, LLC	17-12782
Emerald Lake Investments, LLC	17-12788
Fieldpoint Investments, LLC	17-12794
Franconia Notch Investments, LLC	17-12797
Gateshead Investments, LLC	17-12597-

Debtor	Case No.
Glenn Rich Investments, LLC	17-12602
Goose Rocks Investments, LLC	17-12611
Goosebrook Investments, LLC	17-12617
Graeme Park Investments, LLC	17-12622
Grand Midway Investments, LLC	17-12628
Gravenstein Investments, LLC	17-12632
Green Gables Investments, LLC	17-12637
Grenadier Investments, LLC	17-12643
Grumblethorpe Investments, LLC	17-12649
H11 Silk City Holding Company, LLC	17-12833
H12 White Birch Holding Company, LLC	17-12699
H13 Bay Village Holding Company, LLC	17-12591
H14 Dixville Notch Holding Company, LLC	17-12712
H15 Bear Brook Holding Company, LLC	17-12607
H16 Monadnock Holding Company, LLC	17-12678
H17 Pemigewasset Holding Company, LLC	17-12799
H19 Emerald Lake Holding Company, LLC	17-12785
H2 Arlington Ridge Holding Company, LLC	17-12575
H20 Bluff Point Holding Company, LLC	17-12715
H21 Summerfree Holding Company, LLC	17-12631
H22 Papirovka Holding Company, LLC	17-12770
H23 Pinova Holding Company, LLC	17-12810
H24 Stayman Holding Company, LLC	17-12590
H25 Elstar Holding Company, LLC	17-12779
H26 Gravenstein Holding Company, LLC	17-12630
H27 Grenadier Holding Company, LLC	17-12642
H28 Black Locust Holding Company, LLC	17-12647
H29 Zester Holding Company, LLC	17-12789
H30 Silver Maple Holding Company, LLC	17-12835
H31 Addison Park Holding Company, LLC	17-12562
H32 Arborvitae Holding Company, LLC	17-12567
H35 Hornbeam Holding Company, LLC	17-12691
H36 Sturmer Pippin Holding Company, LLC	17-12625

Debtor	Case No.
H37 ldared Holding Company, LLC	17-12697
H38 Mutsu Holding Company, LLC	17-12711
H39 Haralson Holding Company, LLC	17-12661
H4 Pawtuckaway Holding Company, LLC	17-12778
H40 Bramley Holding Company, LLC	17-12766
H41 Grumblethorpe Holding Company, LLC	17-12646
H43 Lenni Heights Holding Company, LLC	17-12717
H44 Green Gables Holding Company, LLC	17-12634
H46 Beech Creek Holding Company, LLC	17-12612
H47 Summit Cut Holding Company, LLC	17-12638
H49 Bowman Holding Company, LLC	17-12725
H5 Chestnut Ridge Holding, LLC	17-12608
H51 Old Carbon Holding Company, LLC	17-12738
H52 Willow Grove Holding Company, LLC	17-12729
H53 Black Bass Holding Company, LLC	17-12639
H54 Seven Stars Holding Company, LLC	17-12831
H55 Old Maitland Holding Company, LLC	17-12747
H56 Craven Holding Company, LLC	17-12633
H58 Baleroy Holding Company, LLC	17-12579
H59 Rising Sun Holding Company, LLC	17-12827
H6 Lilac Meadow Holding Company, LLC	17-12724
H60 Moravian Holding Company, LLC	17-12686
H61 Grand Midway Holding Company, LLC	17-12626
H65 Thombury Farm Holding Company, LLC	17-12644
H66 Heilbron Manor Holding Company, LLC	17-12677
H68 Graeme Park Holding Company, LLC	17-12620-
H7 Dogwood Valley Holding Company, LLC	17-12721
H70 Bishop White Holding Company, LLC	17-12619
H74 Imperial Aly Holding Company, LLC	17-12704
H76 Diamond Cove Holding Company, LLC	17-12700
H8 Melody Lane Holding Company, LLC	17-12756
H9 Strawberry Fields Holding Company, LLC	17-12609
Hackmatack Investments, LLC	17-12653

3

Debtor	Case No.
Haffenburg Investments, LLC	17-12659
Haralson Investments, LLC	17-12663
Harringworth Investments, LLC	17-12669
Hazelpoint Investments, LLC	17-12674
Heilbron Manor Investments, LLC	17-12681
Hollyline Holdings, LLC	17-12684
Hollyline Owners, LLC	17-12688
Hornbeam Investments, LLC	17-12694
Idared Investments, LLC	17-12701
Imperial Aly Investments, LLC	17-12708
Ironsides Investments, LLC	17-12714
Lenni Heights Investments, LLC	17-12720
Lilac Meadow Investments, LLC	17-12728
Lincolnshire Investments, LLC	17-12733
Lonetree Investments, LLC	17-12740
Longbourn Investments, LLC	17-12746
M10 Gateshead Holding Company, LLC	17-12593
Ml1 Anchorpoint Holding Company, LLC	17-12565
M13 Cablestay Holding Company, LLC	17-12795
Ml4 Crossbeam Holding Company, LLC	17-12645
Ml5 Doubleleaf Holding Company, LLC	17-12749
Ml7 Lincolnshire Holding Company, LLC	17-12730
M19 Arrowpoint Holdings Company, LLC	17-12577
M22 Drawspan Holding Company, LLC	17-12764
M24 Fieldpoint Holding Company, LLC	17-12791
M25 Centershot Holding Company, LLC	17-12583
M26 Archivolt Holding Company, LLC	17-12573
M27 Brise Soleil Holding Company, LLC	17-12760
M28 Broadsands Holding Company, LLC	17-12773
M29 Brynderwen Holding Company, LLC	17-12781
M31 Cannington Holding Company, LLC	17-12801
M32 Dollis Brook Holding Company, LLC	17-12731
M33 Harringworth Holding Company, LLC	17-12667

Debtor	Case No.
M34 Quarterpost Holding Company, LLC	17-12814
M36 Springline Holding Company, LLC	17-12584
M37 Topchord Holding Company. LLC	17-12662
M38 Pemberley Holding Company, LLC	17-12787
M39 Derbyshire Holding Company, LLC	17-12692
M40 Longbourn Holding Company, LLC	17-12742
M41 Silverthorne Holding Company, LLC	17-12838
M.43 White Dome Holding Company, LLC	17-12706
M44 Wildernest Holding Company, LLC	17-12718
M45 Clover Basin Holding Company, LLC	17-12618
M46 Owl Ridge Holding Company, LLC	17-12759
M48 Vallecito Holding Company, LLC	17-12670
M49 Squaretop Holding Company, LLC	17-12588
M5 Stepstone Holding Company, LLC	17-12601
M50 Wetterhora Holding Company, LLC	17-12689
M51 Coffee Creek Holding Company, LLC	17-12624
M53 Castle Pines Holding Company, LLC	17-12571
M54 Lonetree Holding Company, LLC	17-12737
M56 Haffenburg Holding Company, LLC	17-12656
M57 Ridgecrest Holding Company, LLC	17-12818
M60 Thunder Basin Holding Company, LLC	1.7-12654
M61 Mineola Holding Company, LLC	17-12668
M62 Sagebrook Holding Company, LLC	17-12829
M63 Crowfield Holding Company, LLC	17-12655
M67 Mountain Spring Holding Company, LLC	17-12695
M68 Goosebrook Holding Company, LLC	17-12615
M70 Pinney Holding Company, LLC	17-12806
M71 Eldredge Holding Company, LLC	17-12771
M72 Daleville Holding Company, LLC	17-12683
M73 Mason Run Holding Company, LLC	17-12748
M74 Varga Holding Company, LLC	17-12680
M75 Riley Creek Holding Company, LLC	17-12825
M76 Chaplin Holding Company, LLC	17-12587

4

Debtor	Case No.
M79 Chestnut Company, LLC	17-12595
M80 Hazelpoint Holding Company, LLC	17-12672
M83 Mt. Holly Holding Company. LLC	17-12703
M85 Glenn Rich Holding Company, LLC	17-12599
M86 Steele Hill Holding Company, LLC	17-12596
M87 Hackmatack Hills Holding Company, LLC	17-12652
M88 Franconia Notch Holding Company, LLC	17-12796
M9 Donnington Holding Company, LLC	17-12741
M90 Merrimack Valley Holding Company, LLC	17-12658
M91 Newville Holding Company, LLC	17-12726
M92 Crystal Woods Holding Company. LLC	17-12671
M93 Goose Rocks Holding Company. LLC	17-12605
M94 Winding Road Holding Company, LLC	17-12736
M95 Pepperwood Holding Company, LLC	17-12802
M97 Red Woods Holding Company, LLC	17-12823
M99 Ironsides Holding Company, LLC	17-12710
Mason Run Investments, LLC	17-12751
Melody Lane Investments, LLC	17-12757
Merrimack Valley Investments, LLC	17-12665
Mineola Investments, LLC	17-12673
Monadnock Investments, LLC	17-12682
Moravian Investments, LLC	17-12690
Mountain Spring Investments, LLC	17-12698
Mt. Holly Investments, LLC	17-12707
Mutsu Investments, LLC	17-12719
Newville Investments, LLC	17-12734
Old Carbon Investments, LLC	17-12743
Old Maitland Investments, LLC	17-12752
Owl Ridge Investments, LLC	17-12763
Papirovka Investments, LLC	17-12774
Pawtuckaway Investments, LLC	17-12783
Pemberley Investments, LLC	17-12790
Pemigewasset Investments, LLC	17-12800

Debtor	Case No.
Pepperwood Investments, LLC	17-12804
Pinney Investments, LLC	17-12808
Pinova Investments, LLC	17-12812
Quarterpost Investments, LLC	17-12816
Red Woods Investments, LLC	17-12824
Ridgecrest Investments, LLC	17-12821
Riley Creek Investments, LLC	17-12826
Rising Sun Investments, LLC	17-12828
Sagebrook Investments, LLC	17-12830
Seven Stars Investments, LLC	17-12832
Silk City Investments, LLC	17-12834
Silver Maple Investments, LLC	17-12836
Silverleaf Funding, LLC	17-12837
Silverthome Investments, LLC	17-12582
Springline Investments, LLC	17-12585
Squaretop Investments, LLC	17-12589
Stayman Investments, LLC	17-12594
Steele Hill Investments, LLC	17-12598
Stepstone Investments, LLC	17-12606
Strawberry Fields Investments, LLC	17-12613
Sturmer Pippin Investments, LLC	17-12629
Summerfree Investments, LLC	17-12635
Summit Cut Investments, LLC	17-12640
Thornbury Farm Investments, LLC	17-12651
Thunder Basin Investments, LLC	17-12657
Topchord Investments, LLC	17-12664
Vallecito Investments, LLC	17-12675
Varga Investments, LLC	17-12685
Wetterhorn Investments, LLC	17-12693
White Birch Investments, LLC	17-12702
White Dome Investments, LLC	17-12709
Whiteacre Funding, LLC	17-12713
Wildernest Investments, LLC	17-12723
5

Debtor	Case No.
Willow Grove Investments, LLC	17-12732
Winding Road Investments, LLC	17-12739
WMF Management, LLC	17-12745
Woodbridge Capital Investments, LLC	17-12750
Woodbridge Commercial Bridge Loan Fund 1, LLC	17-12754
Woodbridge Commercial Bridge Loan Fund 2, LLC	17-12758
Woodbridge Investments, LLC	17-12761
Woodbridge Mezzanine Fund 1, LLC	17-12765
Woodbridge Mortgage Investment Fund 2, LLC	17-12772
Woodbridge Mortgage Investment Fund 3, LLC	17-12776
Woodbridge Mortgage Investment Fund 3A, LLC	17-12780
Woodbridge Mortgage Investment Fund 4, LLC	17-12784
Woodbridge Structured Funding, LLC	17-12786
Zestar Investments, LLC	17-12792

GROUP 2 PETITION DATE: February 9, 2018

Debtor	Case No.
Carbondale Glen Lot L-2, LLC	18-10284
Carbondale Peaks Lot L-l, LLC	18-10286
H18 Massabesic Holding Company, LLC	18-10287
H33 Hawthorn Holding Company, LLC	18-10288
H50 Sachs Bridge Holding Company, LLC	18-10289
H64 Pennhurst Holding Company, LLC	18-10290
Hawthorn Investments, LLC	18-10291
Lilac Valley Investments, LLC	18-10292
M58 Springvale Holding Company, LLC	18-10294
M96 Lilac Valley Holding Company, LLC	18-10295
Massabesic Investments, LLC	18-10293
Pennhurst Investments, LLC	18-10296
Sachs Bridge Investments, LLC	18-10297
Springvale Investments, LLC	18-10298

GROUP 3 PETITION DATE: March 9, 2018

Debtor	Case No.
Bellflower Funding, LLC	18-10507
Wall 123, LLC	18-10508

GROUP 4 PETITION DATE: March 23, 2018

Debtor	Case No.
695 Buggy Circle, LLC	18-10670
Blazingstar Funding, LLC	18-10671
Buggy Circle Holdings, LLC	18-10672
Deerfield Park Investments, LLC	18-10673
H10 Deerfield Park Holding Company, LLC	18-10674
Kirkstead Investments, LLC	18-10675
Ml6 Kirkstead Holding Company, LLC	18-10676

GROUP 5 PETITION DATE: March 27, 2018

Debtor	Case No.
Frog Rock Investments, LLC	18-10733
M77 Frog Rock Holding Company, LLC	18-10734
M89 Mount Washington Holding Company, LLC	18-10735
Mount Washington Investments, LLC	18-10736
6

Exhibit D

Valuation Table

Asset	Value
Cash	$29,357,129, as of October 18, 2018, less the amount of any disbursements made before the Effective Date
Real Properties and Related Assets (Including Riverdale Properties and Loans)	$620,786,000 (see Exhibit 1 to the Chin Declaration [Docket No. 2832] for breakdowns as to specific properties)
Litigation Claims and Other Liquidation Trust Assets	Valuation is uncertain and contingent